                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                                File No. 2-37707
                                                               File No. 811-2071


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

     Pre-Effective Amendment No. ____                                      [_]

     Post-Effective Amendment No. 68                                [X]
                                 ----
                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

     Amendment No.  68
                  ------

                           DELAWARE GROUP INCOME FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 2005 Market Street, Philadelphia, Pennsylvania     19103-7094
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, including Area Code:                 800 523-1918
                                                                    ------------

  Richelle S. Maestro, Esquire, 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                         September 29, 2004
                                                             ------------------

It is proposed that this filing will become effective:

              ________ immediately upon filing pursuant to paragraph (b)
              ____X___ on September 29, 2004 pursuant to paragraph (b)
              ________ 60 days after filing pursuant to paragraph (a)(1)
              ________ on (date) pursuant to paragraph (a)(1)
              ________ 75 days after filing pursuant to paragraph (a)(2)
              ________ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

              ________ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             --- C O N T E N T S ---



           This Post-Effective Amendment No. 68 to Registration File No. 2-37707 includes the following:


                1. Facing Page

                2. Contents Page

                3. Part A - Prospectuses

                4. Part B - Statement of Additional Information

                5. Part C - Other Information

                6. Signatures

                7. Exhibits

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

FIXED INCOME












PROSPECTUS        SEPTEMBER 30, 2004

--------------------------------------------------------------------------------

                  DELAWARE CORPORATE BOND FUND
                  CLASS A [ ] CLASS B [ ] CLASS C [ ] CLASS R
                  DELAWARE EXTENDED DURATION BOND FUND
                  CLASS A [ ] CLASS B [ ] CLASS C [ ] CLASS R











The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILES                                     PAGE 2
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund                   2

HOW WE MANAGE THE FUNDS                           PAGE 6
Our investment strategies                              6
The securities we typically invest in                  7
The risks of investing in the Funds                   10

WHO MANAGES THE FUNDS                            PAGE 12
Investment manager                                    12
Portfolio managers                                    12
Who's who?                                            13

ABOUT YOUR ACCOUNT                               PAGE 14
Investing in the Funds                                14
      Choosing a share class                          14
      Dealer compensation                             17
How to reduce your sales charge                       18
How to buy shares                                     19
Retirement plans                                      20
How to redeem shares                                  21
Account minimums                                      22
Special services                                      23
Dividends, distributions and taxes                    25
Certain management considerations                     25

FINANCIAL HIGHLIGHTS                             PAGE 26

GLOSSARY                                         PAGE 30

PROFILE: DELAWARE CORPORATE BOND FUND AND DELAWARE EXTENDED DURATION BOND FUND

WHAT ARE THE FUNDS' GOALS?
Both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund seek to provide investors with total return. Although each Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?
We invest primarily in corporate bonds. Our focus is on corporate bonds that have investment grade credit ratings from a nationally recognized statistical ratings organization (NRSRO). The bonds we select for the portfolio are typically rated BBB and above by Standard and Poor's or Baa and above by Moody's Investors Service, Inc. We may also invest in unrated bonds, if we believe their credit quality is comparable to those that have investment grade ratings.

The most significant difference between the two Funds is in their return potential and their risk profiles as determined by the average duration of the bonds in each Fund's portfolio. Duration measures a bond's sensitivity to interest rates by indicating the approximate change in a bond or bond fund's price given a 1% change in interest rates. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. This is a more conservative strategy than that of Delaware Extended Duration Bond Fund, which will typically have a duration between eight and eleven years.

Under normal circumstances, each Fund will invest at least 80% of its net assets in corporate bonds. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities in the Funds' portfolio. These Funds will be affected by changes in bond prices, particularly as a result of changes in interest rates. They may also be affected by economic conditions which may hinder a company's ability to make interest and principal payments on its debt.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUNDS

    o   Investors with medium or long-range goals.
    o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.
    o Investors who are looking for an income investment that can provide total return opportunities through the automatic reinvestment of income dividends.

WHO SHOULD NOT INVEST IN THE FUNDS

    o   Investors with very short-term financial goals.
    o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
    o   Investors seeking long-term growth of capital.

You should keep in mind that an investment in either Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial advisor to determine whether they are an appropriate choice for you.

HOW HAVE THE FUNDS PERFORMED?

This bar chart and table can help you evaluate the risks of investing in the Funds. We show returns for the Funds' Class A shares for the past five calendar years, as well as average annual returns of all shares for the one-year, five-year and lifetime periods. A Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the limitations.

[bar chart]

YEAR-BY-YEAR TOTAL RETURN (Class A)

--------------------------------------------------------------------------------------------------------------------
                                                           1999         2000         2001          2002         2003
--------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                             -2.02%        5.34%       12.15%        10.84%       12.71%
--------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund                     -5.57%        6.39%       14.38%        13.02%       15.04%
--------------------------------------------------------------------------------------------------------------------

As of June 30, 2004, the Delaware Corporate Bond Fund's Class A shares had a calendar year-to-date return of -0.20%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 6.43% for the quarter ended June 30, 2003 and its lowest quarterly return was -1.97% for the quarter ended June 30, 1999.

As of June 30, 2004, the Delaware Extended Duration Bond Fund's Class A shares had a calendar year-to-date return of -0.66%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 8.30% for the quarter ended June 30, 2003 and its lowest quarterly return was -3.07% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraphs or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page __ do include the sales charge.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/03

---------------------------------------------------------------------------------------------------------------------
DELAWARE CORPORATE BOND FUND                                                    1 YEAR        5 YEARS      LIFETIME**
---------------------------------------------------------------------------------------------------------------------
Class A return before taxes                                                     9.87%          7.35%         7.55%
---------------------------------------------------------------------------------------------------------------------
Class A return after taxes on distributions                                     5.05%          3.92%         4.27%
---------------------------------------------------------------------------------------------------------------------
Class A return after taxes on distributions and sale of Fund shares             5.03%          3.93%         4.21%
---------------------------------------------------------------------------------------------------------------------
Class B return before taxes*                                                    7.89%          6.63%         6.91%
---------------------------------------------------------------------------------------------------------------------
Class C return before taxes*                                                    10.87%         6.86%         7.05%
---------------------------------------------------------------------------------------------------------------------
Class R return before taxes*                                                     N/A            N/A          2.34%
---------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Credit Index (reflects no deduction for fees,              7.70%          7.11%         6.88%
expenses, or taxes)
---------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Lehman Brothers U.S. Credit Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of each Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 11.89%, 6.86% and 7.05% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be 11.87%, 6.86% and 7.05% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, the return before taxes for Class R would be 2.34% for the lifetime period.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A, Class B and Class C shares was September 15, 1998. Inception date for Class R shares was June 2, 2003. Lehman Brothers U.S. Credit Index returns are for 10 years. Index return for Class B, Class C and Class R lifetimes were 6.88%, 6.88% and 0.11%, respectively.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/03

---------------------------------------------------------------------------------------------------------------------
DELAWARE EXTENDED DURATION BOND FUND                                            1 YEAR        5 YEARS      LIFETIME**
---------------------------------------------------------------------------------------------------------------------
Class A return before taxes                                                     9.87%          7.35%         7.55%
---------------------------------------------------------------------------------------------------------------------
Class A return after taxes on distributions                                     7.24%          4.50%         4.82%
---------------------------------------------------------------------------------------------------------------------
Class A return after taxes on distributions and sale of Fund shares             6.67%          4.45%         4.71%
---------------------------------------------------------------------------------------------------------------------
Class B return before taxes*                                                    10.22%         7.33%         7.56%
---------------------------------------------------------------------------------------------------------------------
Class C return before taxes*                                                    13.19%         7.55%         7.72%
---------------------------------------------------------------------------------------------------------------------
Lehman Brothers Long U.S. Credit Index (reflects no deduction for fees,
expenses, or taxes)                                                             10.43%         7.36%         7.18%
---------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Lehman Brothers Long U.S. Credit Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of each Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 14.22%, 7.55% and 7.69% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be 14.19%, 7.55% and 7.72% for the one-year, five-year and lifetime periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A, Class B and Class C shares was September 15, 1998. Index return for Class B and Class C lifetimes was 7.18%.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
Sales charges are fees paid directly from your investments when you buy or sell shares of each Fund. You do not pay sales charges when you buy or sell Class R shares.

-------------------------------------------------------------------------------------------------------
CLASS                                                        A            B          C          R
-------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases as a percentage of offering price                  4.50%        none       none       none
-------------------------------------------------------------------------------------------------------
Maximum contingent deferred sales charge
(load) as a percentage of original
purchase price or redemption price,
whichever is lower                                           none(1)      4.00%(2)   1.00%(3)   none
-------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
reinvested dividends                                         none         none       none       none
-------------------------------------------------------------------------------------------------------
Redemption fees                                              none         none       none       none
-------------------------------------------------------------------------------------------------------
Exchange fees                                                none         none       none       none
-------------------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from each Fund's assets.

------------------------------------------------------------------------------------------------------------------------------------
                                                Delaware Corporate Bond Fund               Delaware Extended Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                       Class A     Class B      Class C     Class R     Class A     Class B     Class C     Class R
------------------------------------------------------------------------------------------------------------------------------------
Management fees                        0.50%       0.50%        0.50%       0.50%       0.55%       0.55%       0.55%       0.55%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees  0.30%(4)    1.00%        1.00%       0.60%       0.30%(4)    1.00%       1.00%       0.60%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses(5)                      0.30%       0.30%        0.30%       0.30%       0.44%       0.44%       0.44%       0.44%
------------------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses   1.10%       1.80%        1.80%       1.40%       1.29%       1.99%       1.99%       1.59%
------------------------------------------------------------------------------------------------------------------------------------
Fee waivers and payments(6)           (0.30%)     (0.25%)      (0.25%)     (0.25%)     (0.49%)     (0.44%)     (0.44%)     (0.44%)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                           0.80%       1.55%        1.55%       1.15%       0.80%       1.55%       1.55%       1.15%
------------------------------------------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                                                       Delaware Extended Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Class(8)          A         B          B         C          C          R          A         B         B        C         C        R
                                      if                   if                                        If                 If
                                redeemed             redeemed                                  redeemed           redeemed
------------------------------------------------------------------------------------------------------------------------------------
1 year         $528      $158       $558      $158       $258       $117       $528      $158      $558     $158      $258     $117
------------------------------------------------------------------------------------------------------------------------------------
3 years        $756      $542       $767      $542       $542       $419       $794      $582      $807     $582      $582     $365
------------------------------------------------------------------------------------------------------------------------------------
5 years      $1,001      $952     $1,102      $952       $952       $742     $1,081    $1,032    $1,182   $1,036    $1,032     $633
------------------------------------------------------------------------------------------------------------------------------------
10 years     $1,704    $1,911     $1,911    $2,095     $2,095     $1,658     $1,895    $2,100    $2,100   $2,281    $2,281   $1,398
------------------------------------------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within the first two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares 12b-1 fee through September 30, 2005 to no more than 0.25% of average daily net assets.
(5) Other expenses have been restated to reflect an expected decrease in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(6) The investment manager has contracted to waive fees and pay expenses through September 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees, certain insurance costs and extraordinary expenses) from exceeding 0.55% of average daily net assets.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with the expense waivers for the one-year contracted period and the total operating expenses without expense waivers for years two through ten.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUNDS

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Funds. Following are descriptions of how the portfolio manager pursues the Funds' investment goals.

The Funds strive to provide shareholders with total return through a combination of income and capital appreciation from the bonds in their portfolios. We invest primarily in corporate bonds, with a strong emphasis on those that are rated in the four highest credit categories by an NRSRO. We may also invest in high-yielding, lower quality corporate bonds (also called "junk bonds"). These may involve greater risk because the companies issuing the bonds have lower credit ratings and may have difficulty making interest and principal payments. We may invest up to 25% of total assets in foreign securities. Securities of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards

In selecting bonds we conduct a careful analysis of economic factors, industry-related information and the underlying financial stability of the company issuing the bond.

CHOOSING BETWEEN DELAWARE CORPORATE BOND FUND AND DELAWARE EXTENDED DURATION BOND FUND

We manage both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund using the same fundamental strategy. The main difference between the two Funds is in their return potential and the corresponding risk associated with each Fund. Delaware Corporate Bond Fund is the more conservative of the two Funds and might be appropriate for investors who desire less potential for fluctuation of their share price. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. Delaware Extended Duration Bond Fund will typically have a duration between eight and eleven years. This longer duration gives Delaware Extended Duration Bond Fund greater income potential as well as greater appreciation potential when interest rates decline.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                      SECURITIES                                                      HOW WE USE THEM
                                                        ---------------------------------------------------------------------------
                                                                             Delaware Corporate Bond Fund and
                                                                           Delaware Extended Duration Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by a           Under normal circumstances, each Fund will invest at least 80% of its net
corporation.                                            assets in corporate bonds.  This policy is not a fundamental investment policy and can be changed without shareholder approval.  However,
Debt securities within the top three categories         shareholders will be given notice at least 60 days prior to any such
comprise what are known as high-grade bonds and are     change.
regarded as having a strong ability to pay principal
and interest.  Securities in the fourth category are
known as medium-grade bonds and are regarded as
having an adequate capacity to pay principal and
interest but with greater vulnerability to adverse
economic conditions and speculative characteristics.
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations issued     Both Funds may invest up to 20% of net assets in high-yield corporate
by a corporation and rated lower than investment        bonds.
grade by an NRSRO such as S&P or Moody's.
High-yield bonds are higher risk securities issued by   We carefully evaluate an individual company's financial situation, its
corporations that have poor credit quality and may      management, the prospects for its industry and the technical factors
have difficulty repaying principal and interest.        related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Funds may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Direct U.S. obligations     The Funds may invest in direct U.S. government obligations; however, these
including bills, notes, bonds as well as other debt     securities will typically be a smaller percentage of the portfolio because
securities issued by the U.S. Treasury and securities   they generally do not offer as high a level of current income as other
of U.S. government agencies or instrumentalities.       fixed-income securities the Funds may
invest in.
-----------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS AND PAY-IN-KIND BONDS: Zero coupon    We may invest in zero coupon bonds and payment-in-kind bonds. We expect
securities are debt obligations which do not entitle    payment-in-kind bonds to be a less significant component of our strategy.
the holder to any periodic payments of interest prior   The market prices of these bonds are generally more volatile than the
to maturity or a specified date when the securities     market prices of securities that pay interest periodically and are likely
begin paying current interest. Therefore, they are      to react to changes in interest rates to a greater degree than
issued and traded at a price lower than their face      interest-paying bonds having similar maturities and credit quality.  They
amounts or par value. Payment-in-kind bonds pay         may have certain tax consequences which, under certain conditions, could
interest or dividends in the form of additional bonds   be adverse to the Funds.
or preferred stock.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CORPORATE AND GOVERNMENT SECURITIES: Debt       Each Fund may invest up to 25% of its total assets in securities of
obligations issued by a foreign corporation and         issuers domiciled in foreign countries including both established
securities issued by foreign governments.               countries and those with emerging markets..
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      SECURITIES                                                      HOW WE USE THEM
                                                        ---------------------------------------------------------------------------
                                                                             Delaware Corporate Bond Fund and
                                                                           Delaware Extended Duration Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE COMMERCIAL PAPER: Short-term debt             We may invest in commercial paper that is rated P-1 or P-2 by Moody's
obligations with maturities ranging from two to 270     and/or A-1 or A-2 by S&P.  We may also invest in unrated commercial paper
days, issued by companies.                              if we determine its quality is comparable to these quality ratings.

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM DEBT OR MONEY MARKET INSTRUMENTS: Very       Each Fund may hold short-term debt or money market securities pending an
short-term debt securities generally considered to be   investment in other securities or when the manager feels that it is
equivalent to cash.                                     prudent to do so because of market conditions. All short-term instruments held by the Funds must be of the highest quality as rated by an NRSRO or determined to be of comparable quality by the Funds' manager.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer     Typically, we use repurchase agreements as a short-term investment for our
of securities, such as a Fund, and a seller of          cash position. In order to enter into these repurchase agreements, we must
securities in which the seller agrees to buy the        have collateral of 102% of the repurchase price. A Fund will only enter
securities back within a specified time at the same     into repurchase agreements in which the collateral is comprised of U.S.
price the buyer paid for them, plus an amount equal     government securities.
to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities      We may invest in privately placed securities including those that are
whose resale is restricted under securities law.        eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities. Restricted securities that are determined to be illiquid may not exceed each Fund's
                                                        15% limit on illiquid securities, which is described below.
------------------------------------------------------ ----------------------------------------------------------------------------
INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an     Interest rate swaps may be used to adjust a Fund's sensitivity to interest
interest rate swap, a fund receives payments from       rates by changing its duration.  We may also use interest rate swaps to
another party based on a floating interest rate in      hedge against changes in interest rates.  We use index swaps to gain
return for making payments based on a fixed interest    exposure to markets that a Fund invests in, such as the corporate bond
rate.  An interest rate swap can also work in           market.  We may also use index swaps as substitute for futures, options or
reverse, with a fund receiving payments based on a      forward contracts if such contracts are not directly available to a Fund
fixed interest rate and making payments based on a      on favorable terms.
floating interest rate.  In an index swap, a fund
receives gains and incurs losses based on the total     Interest rate swaps and index swaps will be considered illiquid securities
return of an index, in exchange for making fixed or     (see below).
floating interest rate payments to another party.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS: An interest in a loan or other     Each Fund may loan up to 25% of its assets to qualified broker/dealers or
direct indebtedness, such as an assignment, that        institutional investors for their use relating to short sales and other
entitles the acquiring of such interest to payments     security transactions. A Fund may invest in loans, including assignments
of interest, principal and/or other amounts due under   and participation interests.
the structure of the loan or other direct
indebtedness. In addition to being structured as
secured or unsecured loans, such investments could be
structured as novations or assignments or represent
trade or other claims owed by a company to a supplier.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a      Each Fund may invest up to 15% of total assets in illiquid securities.
ready market and cannot be easily sold within seven
days at approximately the price that a Fund has
valued them.
-----------------------------------------------------------------------------------------------------------------------------------

The Funds may also invest in other types of income-producing securities including common stocks, preferred stocks, warrants, futures, options and forward contracts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES
Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for its use in securities transactions. These transactions, if any, may generate additional income for the Funds.

BORROWING FROM BANKS
Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in a Fund being unable to meet its investment objective. A Fund will not borrow money in excess of one-third of the value of its net assets.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

TEMPORARY DEFENSE POSITIONS
We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary, defensive strategy. To the extent that a Fund holds these securities, the Fund may be unable to achieve its investment objective.

PORTFOLIO TURNOVER

The Funds intend to engage in active and frequent trading of their portfolio securities to achieve their investment objectives. We anticipate that each Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if a Fund bought and sold all of the securities in its portfolio once in the course of a year. High turnover can result in increased transaction costs and tax liability for investors and may affect each Fund's performance.

THE RISKS OF INVESTING IN THE FUNDS
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when you invest in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------
                   RISKS                                               HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------
                                                                     Delaware Corporate Bond Fund and
                                                                   Delaware Extended Duration Bond Fund
-----------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a         We maintain a long-term investment approach and focus on high quality
majority of the securities in a certain       individual bonds that we believe can provide a steady stream of income
market- like the stock or bond market- will   regardless of interim fluctuations in the bond market. We do not try to
decline in value because of factors such as   predict overall interest rate movements and generally do not buy and sell
economic conditions, future expectations or   securities for short-term purposes.
investor confidence.
                                              In evaluating the use of an index swap, we carefully consider how market
Index swaps are subject to the same market    changes could affect the swap and how that compares to us investing directly
risks as the investment market or sector      in the market the swap is intended to represent.
that the index represents.  Depending on
the actual movements of the index and how
well the portfolio manager forecasts those
movements, a fund could experience a higher
or lower return than anticipated.

-----------------------------------------------------------------------------------------------------------------------------
INTEREST RATE risk is the risk that           Interest rate risk is a significant risk for these Funds.  In striving to
securities will decrease in value if          manage this risk, we monitor economic conditions and the interest rate
interest rates rise. The risk is greater      environment and may adjust each Fund's duration or average maturity as a
for bonds with longer maturities than for     defensive measure against interest rate risk.
those with shorter maturities.
                                              A Fund will not invest in swaps with maturities of more than two years.  Each
Swaps may be particularly sensitive to        business day we will calculate the amount a Fund must pay for any swaps it
interest rate changes.  Depending on the      holds and will segregate enough cash or other liquid securities to cover that
actual movements of interest rates and how    amount.
well the portfolio manager anticipates
them, a fund could experience a higher or
lower return than anticipated.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                   RISKS                                               HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the possibility that a         We strive to minimize credit risk by investing primarily in higher quality,
bond's issuer (or an entity that insures      investment grade corporate bonds.
the bond) will be unable to make timely
payments of interest and principal.           Any portion of the portfolio that is invested in high-yielding, lower quality corporate bonds is subject to greater credit risk.  We strive to manage that
Investing in so-called "junk" or              risk through careful bond selection, by limiting the percentage of the
"high-yield" bonds entails the risk of        portfolio that can be invested in lower quality bonds and by maintaining a
principal loss, which may be greater than     diversified portfolio of bonds representing a variety of industries and
the risk involved in investment grade         issuers.
bonds, particularly in times of economic
declines. High-yield bonds are sometimes      When selecting dealers with whom we would make interest rate or index swap
issued by companies whose earnings at the     agreements, we focus on those with high quality ratings and do careful credit
time the bond is issued are less than the     analysis before investing.
projected debt payments on the bonds.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                   RISKS                                               HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------
LOANS AND OTHER DIRECT INDEBTEDNESS involve   These risks may not be completely eliminated, but we will attempt to reduce
the risk that a Fund will not receive         these risks through portfolio diversification, credit analysis and attention
payment of principal, interest and other      to trends in the economy, industries and financial markets. As these
amounts due in connection with these          securities may be illiquid, they would be subject to a Fund's restrictions on
investments and will depend primarily on      illiquid securities.
the financial condition of the borrower.
Loans that are fully secured offer a Fund
more protection than an unsecured loan in
the event of non-payment of scheduled
interest or principal, although there is no
assurance that the liquidation of
collateral from a secured loan would
satisfy the corporate borrower's
obligation, or that the collateral can be
liquidated. Some loans or claims may be in
default at the time of purchase. Certain of
the loans and the other direct indebtedness
acquired by a Fund may involve revolving
credit facilities or other standby
financing commitments which obligate a Fund
to pay additional cash on a certain date or
on demand. These commitments may require a
Fund to increase its investment in a
company at a time when that Fund might not
otherwise decide to do so (including at a
time when the company's financial condition
makes it unlikely that such amounts will be
repaid). To the extent that a Fund is
committed to advance additional funds, it
will at all times hold and maintain in a
segregated account cash or other high-grade
debt obligations in an amount sufficient to
meet such commitments.

As a Fund may be required to rely upon
another lending institution to collect and
pass onto the Fund amounts payable with
respect to the loan and to enforce the
Fund's rights under the loan and other
direct indebtedness, an insolvency,
bankruptcy or reorganization of the lending
institution may delay or prevent the Fund
from receiving such amounts. The highly
leveraged nature of many such loans and
other direct indebtedness may make such
loans and other direct indebtedness
especially vulnerable to adverse changes in
economic or market conditions. Investments
in such loans and other direct indebtedness
may involve additional risk to the Fund.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                   RISKS                                               HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign         We carefully evaluate the reward and risk associated with each foreign
securities may be adversely affected by       security that we consider.
political instability, changes in currency
exchange rates, foreign economic conditions   We may invest up to 25% of each Fund in securities of foreign issuers.
or inadequate regulatory and accounting
standards.
-----------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that        We limit the percentage of the portfolio that can be invested in illiquid
securities cannot be readily sold within      securities.
seven days at approximately the price that
a fund has valued them.
-----------------------------------------------------------------------------------------------------------------------------

WHO MANAGES THE FUNDS

INVESTMENT MANAGER
The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

                                                     INVESTMENT MANAGEMENT FEES

--------------------------------------------------------------------------------
                                                    DELAWARE         DELAWARE
                                                 CORPORATE BOND      EXTENDED
                                                      FUND        DURATION BOND
                                                                       FUND
--------------------------------------------------------------------------------
As a percentage of average daily net assets          0.18%*           0.10%*
--------------------------------------------------------------------------------

*Reflects a waiver of fees by the manager.

PORTFOLIO MANAGER
Ryan K. Brist has primary responsibility for making day-to-day investment decisions for the Funds.

RYAN K. BRIST, Executive Vice President/Managing Director - Fixed Income, earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a Chartered Financial Analyst.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                         BOARD OF TRUSTEES
INVESTMENT MANAGER                                                                             CUSTODIAN
Delaware Management Company                                                                    JPMorgan Chase Bank
2005 Market Street                                                                             4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                    THE FUNDS                       Brooklyn, NY 11245

                                DISTRIBUTOR                                 SERVICE AGENT
                                Delaware Distributors, L.P.                 Delaware Service Company, Inc.
                                2005 Market Street                          2005 Market Street
                                Philadelphia, PA 19103-7094                 Philadelphia, PA 19103-7094

                                FINANCIAL INTERMEDIARY WHOLESALER
                                Lincoln Financial Distributors, Inc.
                                2001 Market Street
                                Philadelphia, PA 19103-7055

PORTFOLIO MANAGERS
(see page __ for details)
                                                         FINANCIAL ADVISORS

                                                            SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUNDS
You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS A
o Class A shares have an up-front sales charge of up to 4.50% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o   If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently limited to 0.25% through September 30, 2005) of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

CLASS A SALES CHARGES

---------------------------------------------------------------------------------------------------------------------------------
                                              Sales charge                 Sales charge                Dealer's commission
Amount of purchase                               as % of                       as %                            as %
                                             offering price             of amount invested                of offering price
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                                4.50%                        5.13%                             4.00%
---------------------------------------------------------------------------------------------------------------------------------
$100,000 but under $250,000                       3.50%                        4.00%                             3.00%
---------------------------------------------------------------------------------------------------------------------------------
$250,000 but under $500,000                       2.50%                        3.00%                             2.00%
---------------------------------------------------------------------------------------------------------------------------------
$500,000 but under $1,000,000                     2.00%                        2.44%                             1.60%
---------------------------------------------------------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer's Compensation below for a description of the amount of dealer commission paid.
---------------------------------------------------------------------------------------------------------------------------------
                                                  Sales charge                 Sales charge              Dealer's commission
Amount of purchase                                   as % of                      as % of                     as %  of
                                                 offering price               amount invested               Offering price
---------------------------------------------------------------------------------------------------------------------------------

$1 million up to $5 million                           none                         none                         1.00%

---------------------------------------------------------------------------------------------------------------------------------
Next $20 million
Up to $25 million                                     none                         none                         0.50%

---------------------------------------------------------------------------------------------------------------------------------

Amount over $25 million                               none                         none                         0.25%

---------------------------------------------------------------------------------------------------------------------------------

CLASS B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently limited to 0.25% through September 30, 2005). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no Simple IRAs, SEP-IRAs, SAR-SEP-IRAs, Roth IRAs, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any account holding Class A shares as of June 1, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DEALER COMPENSATION

Your financial advisor that sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

--------------------------------------------------------------------------------
                               Class A*    Class B**    Class C***   Class R****
--------------------------------------------------------------------------------
Commission (%)                 -           4.00%        1.00%        -
--------------------------------------------------------------------------------
Investment up to $49,999       4.00%       -            -            -
--------------------------------------------------------------------------------
$50,000 - $99,999              4.00%       -            -            -
--------------------------------------------------------------------------------
$100,000 - $249,999            3.00%       -            -            -
--------------------------------------------------------------------------------
$250,000 - $499,999            2.00%       -            -            -
--------------------------------------------------------------------------------
$500,000 - $999,999            1.60%       -            -            -
--------------------------------------------------------------------------------
$1,000,000 - $4,999,999        1.00%       -            -            -
--------------------------------------------------------------------------------
$5,000,000 - $24,999,999       0.50%
--------------------------------------------------------------------------------
$25,000,000 +                  0.25%
--------------------------------------------------------------------------------
12b-1 Fee to Dealer            0.30%       0.25%        1.00%        0.60%
--------------------------------------------------------------------------------

* On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992 a lesser amount may be paid. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through September 30, 2005.

** On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 1.00% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

*** On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

**** On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. Class R shares have no up-front sales charge.

-------------------------------------------------------------------------------------------------------------------------------
             PROGRAM                  HOW IT WORKS                                        SHARE CLASS
                                                                               A               B                C
-------------------------------------------------------------------------------------------------------------------------------
  Letter of Intent                   Through a Letter of Intent you            X            Although the Letter of Intent and
                                     agree to invest a certain amount                       Rights of Accumulation do not
                                     in Delaware Investments Funds                          apply to the purchase of Class B
                                     (except money market funds with no                     and Class C shares, you can
                                     sales charge) over a 13-month                          combine your purchase of Class A
                                     period to qualify for reduced                          shares with your purchase of
                                     front-end sales charges.                               Class B and Class C shares to
                                                                                            fulfill your Letter of Intent
                                                                                            or qualify for Rights of
                                                                                            Accumulation.
-------------------------------------------------------------------------------------------------------------------------------
  Rights of Accumulation             You can combine your holdings or          X
                                     purchases of all funds in the
                                     Delaware Investments family
                                     (except money market funds with no
                                     sales charge) as well as the
                                     holdings and purchases of your
                                     spouse and children under 21 to
                                     qualify for reduced front-end
                                     sales charges.
-------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of Redeemed           Up to 12 months after you redeem       For Class       For Class B, your     Not
  Shares                             shares, you can reinvest the           A, you will     account will be       available.
                                     proceeds without paying a sales        not have to     credited with the
                                     charge as noted to the right.          pay an          contingent deferred
                                                                            additional      sales charge you
                                                                            front-end       previously paid on
                                                                            sales           the amount you are
                                                                            charge.         reinvesting. Your
                                                                                            schedule for
                                                                                            contingent deferred
                                                                                            sales charges and
                                                                                            conversion to Class
                                                                                            A will not start
                                                                                            over again; it will
                                                                                            pick up from the
                                                                                            point at which you
                                                                                            redeemed your
                                                                                            shares.
-------------------------------------------------------------------------------------------------------------------------------
  SIMPLE IRA, SEP IRA, SARSEP,       These investment plans may qualify           X         There is no reduction in sales
  Prototype Profit Sharing,          for reduced sales charges by                           charges for Class B or Class C
  Pension, 401(k), SIMPLE            combining the purchases of all                         shares for group purchases by
  401(k), 403(b)(7), and 457         members of the group. Members of                       retirement plans.
  Retirement Plans                   these groups may also qualify to
                                     purchase shares without a front-end sales
                                     charge and may quality for a waiver of any
                                     contingent deferred sales charges.
-------------------------------------------------------------------------------------------------------------------------------

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of only $25. The minimum initial purchase for a Coverdell Education Savings Account (formerly Education
IRA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

ONLINE ACCOUNT ACCESS
Account access is a password protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A Shares and CDSC for Class B and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, a Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 1, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

MARKET TIMING
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

PORTFOLIO HOLDINGS
The Fund's full portfolio holdings list is published monthly, with thirty day lag, on the Fund's website www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund.

INVESTMENTS BY FUND OF FUNDS
Each Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Funds' financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800 523-1918. Financial highlights are not shown for Delaware Extended Duration Bond Fund Class R because the class did not commence operations during the Fund's fiscal year.

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A
                                                                 -----------------------------------------------------
                                                                                                                  YEAR
                                                                                                                 ENDED
                                                                                                                  7/31
DELAWARE CORPORATE BOND FUND                                        2004       2003    2002(1)       2001         2000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $5.620     $5.220     $5.370      $5.07       $5.280
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                           0.296      0.339      0.364      0.370        0.353
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                           0.183      0.410    (0.152)      0.299      (0.210)
                                                                  ------     ------    -------     ------      -------
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.479      0.749      0.212      0.669        0.143
                                                                  ------     ------    -------     ------      -------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Less dividends and distributions from:
----------------------------------------------------------------------------------------------------------------------

Net investment income                                            (0.307)    (0.349)    (0.362)    (0.369)      (0.353)
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                 (0.092)        ---        ---        ---          ---
                                                                  ------     ------    -------     ------      -------
----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                (0.399)    (0.349)    (0.362)    (0.369)      (0.353)
                                                                  ------     ------    -------     ------      -------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $5.700     $5.620     $5.220     $5.370       $5.070
                                                                  ======     ======     ======     ======       ======
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Total return(3)                                                    8.65%     14.61%      4.02%     13.72%        2.85%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                          $73,867    $34,707    $17,932     $5,596       $2,790
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            0.80%      0.80%      0.80%      0.80%        0.80%
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                          1.17%      1.32%      1.22%      1.20%        1.27%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets               5.09%      5.98%      6.79%      7.16%        6.84%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly               4.72%      5.46%      6.37%      6.76%        6.37%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                  300%       861%     1,044%       709%         118%
----------------------------------------------------------------------------------------------------------------------

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information for the year ended July 31, 2004.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not bee annualized

---------------------------------------------------------------------------------------------------------------------------------
                        CLASS B                                                  CLASS C                        CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 YEAR      PERIOD
                                                YEAR                                                    YEAR    ENDED  6/20/03(4)
                                          ENDED 7/31                                              ENDED 7/31     7/31     THROUGH
   2004       2003    2002(1)        2001       2000       2004       2003     2002(1)       2001       2000     2004     7/31/03
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 $5.620     $5.220     $5.370      $5.070     $5.280     $5.620     $5.220      $5.370     $5.070     $5.280   $5.620      $5.930
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  0.253      0.298      0.325       0.331      0.315      0.253      0.297       0.324      0.331      0.316    0.273       0.030
---------------------------------------------------------------------------------------------------------------------------------
  0.183      0.410    (0.152)       0.300    (0.210)      0.183      0.410     (0.152)      0.299    (0.210)    0.188     (0.300)
 ------     ------    -------      ------    -------     ------     ------     -------     ------    -------   ------     -------
---------------------------------------------------------------------------------------------------------------------------------
  0.436      0.708      0.173       0.631      0.105      0.436      0.707       0.172      0.630      0.106    0.461     (0.270)
 ------     ------    -------      ------    -------     ------     ------     -------     ------    -------   ------     -------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
(0.264)    (0.308)    (0.323)     (0.331)    (0.315)    (0.264)    (0.307)     (0.322)    (0.330)    (0.316)  (0.289)     (0.040)
---------------------------------------------------------------------------------------------------------------------------------
(0.092)        ---        ---         ---        ---    (0.092)        ---         ---        ---        ---  (0.092)         ---
 ------     ------    -------      ------    -------     ------     ------     -------     ------    -------   ------     -------
---------------------------------------------------------------------------------------------------------------------------------
(0.356)    (0.308)    (0.323)     (0.331)    (0.315)    (0.356)    (0.307)     (0.322)    (0.330)    (0.316)  (0.381)     (0.040)
 ------     ------    -------      ------    -------     ------     ------     -------     ------    -------   ------     -------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 $5.700     $5.620     $5.220      $5.370     $5.070     $5.700     $5.620      $5.220     $5.370     $5.070   $5.700      $5.620
 ======     ======     ======      ======     ======     ======     ======      ======     ======     ======   ======      ======
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  7.85%     13.78%      3.25%      12.89%      2.09%      7.86%     13.77%       3.24%     12.88%      2.10%    8.33%     (4.58%)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
$20,510    $18,551    $11,709      $4,736     $2,057    $21,139    $18,313      $6,063     $1,804       $296     $869          $0
---------------------------------------------------------------------------------------------------------------------------------
  1.55%      1.55%      1.55%       1.55%      1.55%      1.55%      1.55%       1.55%      1.55%      1.55%    1.15%       1.15%
---------------------------------------------------------------------------------------------------------------------------------
  1.87%      2.03%      1.97%       1.95%      2.02%      1.87%      2.03%       1.97%      1.95%      2.02%    1.47%       1.57%
---------------------------------------------------------------------------------------------------------------------------------
  4.33%      5.23%      6.04%       6.41%      6.09%      4.33%      5.23%       6.04%      6.41%      6.09%    4.73%       4.93%
---------------------------------------------------------------------------------------------------------------------------------
  4.01%      4.75%      5.62%       6.01%      5.62%      4.01%      4.75%       5.62%      6.01%      5.62%    4.41%       4.51%
---------------------------------------------------------------------------------------------------------------------------------
   300%       861%     1,044%        709%       118%       300%       861%      1,044%       709%       118%     300%        861%
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A
                                                                 -----------------------------------------------------
                                                                                                                  YEAR
                                                                                                                 ENDED
                                                                                                                  7/31
DELAWARE EXTENDED DURATION BOND FUND                                2004       2003    2002(1)       2001         2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $5.550     $5.050     $5.260     $4.890       $5.150
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment incom(2)                                            0.334      0.373      0.384      0.369        0.360
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                               0.322      0.500    (0.218)      0.370      (0.260)
                                                                  ------     ------    -------     ------      -------
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.656      0.873      0.166      0.739        0.100
                                                                  ------     ------    -------     ------      -------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                            (0.339)    (0.373)    (0.376)    (0.369)      (0.360)
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                 (0.097)        ---        ---        ---          ---
                                                                  ------     ------    -------     ------      -------
----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                (0.436)    (0.373)    (0.376)    (0.369)      (0.360)
                                                                  ------     ------    -------     ------      -------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $5.770     $5.550     $5.050     $5.260       $4.890
                                                                  ======     ======     ======     ======       ======
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Total return(3)                                                   11.99%     17.55%      3.16%     15.76%        2.08%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                          $19,439     $9,539     $4,629     $3,346       $1,948
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            0.80%      0.80%      0.80%      0.80%        0.80%
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                          1.30%      1.24%      1.23%      1.26%        1.23%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets               5.72%      6.65%      7.34%      7.38%        7.24%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly               5.22%      6.21%      6.91%      6.92%        6.81%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                  267%       789%       923%       642%         115%
----------------------------------------------------------------------------------------------------------------------

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information for the year ended July 31, 2004.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

------------------------------------------------------------------------------------------------------------------------
                              CLASS B                                                   CLASS C
------------------------------------------------------------------------------------------------------------------------
                                                          YEAR                                                      YEAR
                                                         ENDED                                                     ENDED
                                                          7/31                                                      7/31
         2004        2003     2002(1)        2001        2000        2004        2003    2002(1)        2001        2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
       $5.550      $5.050      $5.260      $4.890      $5.150      $5.550      $5.050     $5.260      $4.890      $5.150
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
        0.291       0.332       0.343       0.331       0.323       0.291       0.331      0.343       0.331       0.323
------------------------------------------------------------------------------------------------------------------------
        0.312       0.500     (0.218)       0.370     (0.260)       0.312       0.500    (0.218)       0.370     (0.260)
       ------      ------     -------      ------     -------      ------      ------    -------      ------     -------
------------------------------------------------------------------------------------------------------------------------
        0.603       0.832       0.125       0.701       0.063       0.603       0.831    (0.125)       0.701       0.063
       ------      ------     -------      ------     -------      ------      ------    -------      ------     -------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
      (0.296)     (0.332)     (0.335)     (0.331)     (0.323)     (0.296)     (0.331)    (0.335)     (0.331)     (0.323)
------------------------------------------------------------------------------------------------------------------------
      (0.097)         ---         ---         ---         ---     (0.097)         ---        ---         ---         ---
       ------      ------     -------      ------     -------      ------      ------    -------      ------     -------
------------------------------------------------------------------------------------------------------------------------
      (0.393)     (0.332)     (0.335)     (0.331)     (0.323)     (0.393)     (0.331)    (0.335)     (0.331)     (0.323)
       ------      ------     -------      ------     -------      ------      ------    -------      ------     -------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
       $5.760      $5.550      $5.050      $5.260      $4.890      $5.760      $5.550     $5.050      $5.260      $4.890
       ======      ======      ======      ======      ======      ======      ======     ======      ======      ======
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
       10.98%      16.70%       2.37%      14.90%       1.32%      10.98%      16.67%      2.37%      14.88%       1.32%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
       $5,597      $5,375      $3,413      $1,175        $476      $5,025      $4,751     $1,431        $408         $87
------------------------------------------------------------------------------------------------------------------------
        1.55%       1.55%       1.55%       1.55%       1.55%       1.55%       1.55%      1.55%       1.55%       1.55%
------------------------------------------------------------------------------------------------------------------------
        2.00%       1.95%       1.98%       2.01%       1.98%       2.00%       1.95%      1.98%       2.01%       1.98%
------------------------------------------------------------------------------------------------------------------------
        4.97%       5.90%       6.59%       6.63%       6.49%       4.97%       5.90%      6.59%       6.63%       6.49%
------------------------------------------------------------------------------------------------------------------------
        4.52%       5.50%       6.16%       6.17%       6.06%       4.52%       5.50%      6.16%       6.17%       6.06%
------------------------------------------------------------------------------------------------------------------------
         267%        789%        923%        642%        115%        267%        789%       923%        642%        115%
------------------------------------------------------------------------------------------------------------------------

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY

An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL

The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION

The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING

Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND

A debt security issued by a corporation. See Bond.

DEPRECIATION

A decline in an investment's value.

DIVERSIFICATION

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS LONG U.S. CREDIT INDEX
A total return index of all publicly issued, fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee issues. All bonds have maturities of at least 10 years or more.

LEHMAN BROTHERS U.S. CREDIT INDEX
An index based on all publicly issued intermediate fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee issues.

MANAGEMENT FEE

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC.  (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS

Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

PREFERRED STOCK

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRINCIPAL

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM

To cash in your shares by selling them back to the mutual fund.

RISK

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE

Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TREASURY BILLS

Securities issued by the U.S. Treasury with maturities of one year or less.

TREASURY BONDS

Securities issued by the U.S. Treasury with maturities of 10 years or longer.

TREASURY NOTES

Securities issued by the U.S. Treasury with maturities of one to 10 years.

TOTAL RETURN

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE CORPORATE BOND FUND

DELAWARE EXTENDED DURATION BOND FUND

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE

www.delawareinvestments.com

E-MAIL

service@delinvest.com

SHAREHOLDER SERVICE CENTER

800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o    For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

-------------------------------------------------------------------------------
DELARE FUND SYMBOLS                       CUSIP                 NASDAQ
-------------------------------------------------------------------------------
Delaware Corporate Bond Fund
-------------------------------------------------------------------------------
Class A                                   245908785             DGCAX
-------------------------------------------------------------------------------
Class B                                   245908777             DGCBX
-------------------------------------------------------------------------------
Class C                                   245908769             DGCCX
-------------------------------------------------------------------------------
Class R                                   245908744             DGCRX
-------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund
-------------------------------------------------------------------------------
Class A                                   245908835             DEEAX
-------------------------------------------------------------------------------
Class B                                   245908827             DEEBX
-------------------------------------------------------------------------------
Class C                                   245908819             DEECX
-------------------------------------------------------------------------------



                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


P-460 [--] PP 09/04

                                  Delaware
                                  Investments(SM)
                                  --------------------------------------
                                  A member of Lincoln Financial Group(R)


FIXED INCOME













PROSPECTUS        SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

                           DELAWARE CORPORATE BOND FUND
                           INSTITUTIONAL CLASS
                           DELAWARE EXTENDED DURATION BOND FUND
                           INSTITUTIONAL CLASS




















The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILES                                     PAGE 2
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund                   2

HOW WE MANAGE THE FUNDS                           PAGE 6
Our investment strategies                              6
The securities we typically invest in                  7
The risks of investing in the Funds                   10

WHO MANAGES THE FUNDS                            PAGE 12
Investment manager                                    12
Portfolio manager                                     12
Who's who?                                            13

ABOUT YOUR ACCOUNT                               PAGE 14
Investing in the Funds                                14
How to buy shares                                     15
How to redeem shares                                  17
Account minimum                                       18
Exchanges                                             18
Dividends, distributions and taxes                    18
Certain management considerations                     18

FINANCIAL HIGHLIGHTS                             PAGE 20

GLOSSARY                                         PAGE 23

PROFILE: DELAWARE CORPORATE BOND FUND AND DELAWARE EXTENDED DURATION BOND FUND

WHAT ARE THE FUNDS' GOALS?
Both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund seek to provide investors with total return. Although each Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?
We invest primarily in corporate bonds. Our focus is on corporate bonds that have investment grade credit ratings from a nationally recognized statistical ratings organization (NRSRO). The bonds we select for the portfolio are typically rated BBB and above by Standard and Poor's or Baa and above by Moody's Investors Service, Inc. We may also invest in unrated bonds, if we believe their credit quality is comparable to those that have investment grade ratings.

The most significant difference between the two Funds is in their return potential and their risk profiles as determined by the average duration of the bonds in each Fund's portfolio. Duration measures a bond's sensitivity to interest rates by indicating the approximate change in a bond or bond fund's price given a 1% change in interest rates. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. This is a more conservative strategy than that of Delaware Extended Duration Bond Fund, which will typically have a duration between eight and eleven years.

Under normal circumstances, each Fund will invest at least 80% of its net assets in corporate bonds. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities in the Funds' portfolio. These Funds will be affected by changes in bond prices, particularly as a result of changes in interest rates. They may also be affected by economic conditions which may hinder a company's ability to make interest and principal payments on its debt.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUNDS
   o  Investors with medium or long-range goals.
   o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.
   o Investors who are looking for an income investment that can provide total return opportunities through the automatic reinvestment of income dividends.

WHO SHOULD NOT INVEST IN THE FUNDS
   o  Investors with very short-term financial goals.
   o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
   o  Investors seeking long-term growth of capital.

You should keep in mind that an investment in either Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial advisor to determine whether they are an appropriate choice for you.

HOW HAVE THE FUNDS PERFORMED?
This bar chart and table can help you evaluate the risks of investing in the Funds. We show returns for the past five calendar years, as well as average annual returns for the one-year, five-year and lifetime periods. A Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the limitations.

[bar chart]

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

---------------------------------------------------------------------------------------------------------------------
                                                           1999         2000         2001          2002         2003
---------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                             -1.77%        5.63%       12.44%        11.13%       13.01%
---------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund                     -5.34%        6.66%       14.68%        13.32%       15.36%
---------------------------------------------------------------------------------------------------------------------

As of June 30, 2004, the Delaware Corporate Bond Fund's Institutional Class shares had a calendar year-to-date return of -0.08%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 6.51% for the quarter ended June 30, 2003 and its lowest quarterly return was -1.91% for the quarter ended June 30, 1999.

As of June 30, 2004, the Delaware Extended Duration Bond Fund's Institutional Class shares had a calendar year-to-date return of -0.53%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 8.37% for the quarter ended June 30, 2003 and its lowest quarterly return was -3.01% for the quarter ended June 30, 1999.

                                                                               AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/03

-------------------------------------------------------------------------------------------------------------------------------
DELAWARE CORPORATE BOND FUND                                         1 YEAR               5 YEARS          LIFETIME (9/15/98)
-------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                  13.01%                7.94%                 8.10%
-------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  10.17%                5.07%                 5.35%
-------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares          8.50%                 4.95%                 5.18%
-------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Credit Index (reflects no deduction
for fees, expenses or taxes)                                         7.70%                 7.11%                 6.88%
-------------------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Lehman Brothers U.S. Credit Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of each Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

                                                                               AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/03

-------------------------------------------------------------------------------------------------------------------------------
DELAWARE EXTENDED DURATION BOND FUND                                  1 YEAR               5 YEARS          LIFETIME (9/15/98)
-------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                   15.36%                8.64%                 8.77%
-------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                   12.49%                5.65%                 5.90%
-------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares           10.24%                5.48%                 5.68%
-------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Long U.S. Credit Index (reflects no
deduction for fees, expenses or taxes)                                10.43%                7.36%                 7.18%
-------------------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Lehman Brothers Long U.S. Credit Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of each Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as a
percentage of offering price                                     none
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load) as a
percentage of original purchase price or redemption
price, whichever is lower                                        none
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                                        none
--------------------------------------------------------------------------------
Redemption fees                                                  none
--------------------------------------------------------------------------------
Exchange fees(1)                                                 none
--------------------------------------------------------------------------------

Annual fund operating expenses are deducted from a Fund's assets.

----------------------------------------------------------------------------------------------------------------------
                                                     Delaware Corporate             Delaware Extended Duration
                                                          Bond Fund                           Bond Fund
----------------------------------------------------------------------------------------------------------------------
Management fees                                              0.50%                               0.55%
----------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                        none                                 none
----------------------------------------------------------------------------------------------------------------------
Other expenses(2)                                            0.30%                               0.44%
----------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses                         0.80%                               0.99%
----------------------------------------------------------------------------------------------------------------------
Fee waivers and payments(3)                                 (0.25%)                             (0.44%)
----------------------------------------------------------------------------------------------------------------------
Net expenses                                                 0.55%                               0.55%
----------------------------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------------------------------------------------------------------------
                              Delaware Corporate           Delaware Extended Duration
                                   Bond Fund                       Bond Fund
------------------------------------------------------------------------------------------
1 year                                  $56                             $56
------------------------------------------------------------------------------------------
3 years                                $230                            $271
------------------------------------------------------------------------------------------
5 years                                $420                            $504
------------------------------------------------------------------------------------------
10 years                               $967                          $1,173
------------------------------------------------------------------------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) Other expenses have been restated to reflect an expected decrease in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.
(3) The investment manager has contracted to waive fees and pay expenses through September 30, 2005 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, certain insurance costs and extraordinary expenses) from exceeding 0.55% of average daily net assets.
(4) The Funds' actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE FUNDS

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

INVESTMENT STRATEGIES
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Funds. Following are descriptions of how the portfolio manager pursues the Funds' investment goals.

The Funds strive to provide shareholders with total return through a combination of income and capital appreciation from the bonds in their portfolios. We invest primarily in corporate bonds, with a strong emphasis on those that are rated in the four highest credit categories by an NRSRO. We may also invest in high-yielding, lower quality corporate bonds (also called "junk bonds"). These may involve greater risk because the companies issuing the bonds have lower credit ratings and may have difficulty making interest and principal payments. We may invest up to 25% of total assets in foreign securities. Securities of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

In selecting bonds we conduct a careful analysis of economic factors, industry-related information and the underlying financial stability of the company issuing the bond.

CHOOSING BETWEEN DELAWARE CORPORATE BOND FUND AND DELAWARE EXTENDED DURATION BOND FUND
We manage both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund using the same fundamental strategy. The main difference between the two Funds is in their return potential and the corresponding risk associated with each Fund. Delaware Corporate Bond Fund is the more conservative of the two Funds and might be appropriate for investors who desire less potential for fluctuation of their share price. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. Delaware Extended Duration Bond Fund will typically have a duration between eight and eleven years. This longer duration gives Delaware Extended Duration Bond Fund greater income potential as well as greater appreciation potential when interest rates decline.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                      SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             DELAWARE CORPORATE BOND FUND AND
                                                                           DELAWARE EXTENDED DURATION BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by a           Under normal circumstances, each Fund will invest at least 80% of its net
corporation.                                            assets in corporate bonds.  This policy is not a fundamental investment policy and can be changed without shareholder approval.  However,
Debt securities within the top three categories         shareholders will be given notice at least 60 days prior to any such
comprise what are known as high-grade bonds and are     change.
regarded as having a strong ability to pay principal
and interest.  Securities in the fourth category are
known as medium-grade bonds and are regarded as
having an adequate capacity to pay principal and
interest but with greater vulnerability to adverse
economic conditions and speculative characteristics.
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations issued     Both Funds may invest up to 20% of net assets in high-yield corporate
by a corporation and rated lower than investment        bonds.
grade by an NRSRO such as S&P or Moodys. High-yield
bonds are higher risk securities issued by              We carefully evaluate an individual companys financial situation, its
corporations that have poor credit quality and may      management, the prospects for its industry and the technical factors
have difficulty repaying principal and interest.        related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Funds may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in.
                                                        Unrated bonds may be more speculative in nature than rated bonds.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Direct U.S. obligations     The Funds may invest in direct U.S. government obligations; however, these
including bills, notes, bonds as well as other debt     securities will typically be a smaller percentage of the portfolio because
securities issued by the U.S. Treasury and securities   they generally do not offer as high a level of current income as other
of U.S. government agencies or instrumentalities.       fixed-income securities the Funds may invest in.
-----------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS AND PAY-IN-KIND BONDS: Zero coupon    We may invest in zero coupon bonds and payment-in-kind bonds. We expect
securities are debt obligations which do not entitle    payment-in-kind bonds to be a less significant component of our strategy.
the holder to any periodic payments of interest prior   The market prices of these bonds are generally more volatile than the
to maturity or a specified date when the securities     market prices of securities that pay interest periodically and are likely
begin paying current interest. Therefore, they are      to react to changes in interest rates to a greater degree than
issued and traded at a price lower than their face      interest-paying bonds having similar maturities and credit quality.  They
amounts or par value. Payment-in-kind bonds pay         may have certain tax consequences which, under certain conditions, could
interest or dividends in the form of additional bonds   be adverse to the Funds.
or preferred stock.
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN CORPORATE AND GOVERNMENT SECURITIES: Debt       Each Fund may invest up 25% of its total assets in securities of issuers
obligations issued by a foreign corporation and         domiciled in foreign countries including both established countries and
securities issued by foreign governments.               those with emerging markets.

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                      SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             DELAWARE CORPORATE BOND FUND AND
                                                                           DELAWARE EXTENDED DURATION BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE COMMERCIAL PAPER Short-term debt              We may invest in commercial paper that is rated P-1 or P-2 by Moody's
obligations with maturities ranging from two to 270     and/or A-1 or A-2 by S&P.  We may also invest in unrated commercial paper
days, issued by companies.                              if we determine its quality is comparable to these quality ratings.
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM DEBT OR MONEY MARKET INSTRUMENTS: Very       Each Fund may hold short-term debt or money market securities pending an
short-term debt securities generally considered to be   investment in other securities or when the manager feels that it is
equivalent to cash.                                     prudent to do so because of market conditions. All short-term instruments held by the Funds must be of the highest quality as rated by an NRSRO or determined to be of comparable quality by the Funds manager.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer     Typically, we use repurchase agreements as a short-term investment for our
of securities, such as a Fund, and a seller of          cash position. In order to enter into these repurchase agreements, we must
securities in which the seller agrees to buy the        have collateral of 102% of the repurchase price. A Fund will only enter
securities back within a specified time at the same     into repurchase agreements in which the collateral is comprised of U.S.
price the buyer paid for them, plus an amount equal     government securities.
to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------

RESTRICTED SECURITIES: Privately placed securities      We may invest in privately placed securities including those that are
whose resale is restricted under securities law.        eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities. Restricted securities that are determined to be illiquid may not exceed each Funds
                                                        15% limit on illiquid securities, which is described below.

-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an     Interest rate swaps may be used to adjust a Funds sensitivity to interest
interest rate swap, a fund receives payments from       rates by changing its duration.  We may also use interest rate swaps to
another party based on a floating interest rate in      hedge against changes in interest rates.  We use index swaps to gain
return for making payments based on a fixed interest    exposure to markets that a Fund invests in, such as the corporate bond
rate.  An interest rate swap can also work in           market.  We may also use index swaps as substitute for futures, options or
reverse, with a fund receiving payments based on a      forward contracts if such contracts are not directly available to a Fund
fixed interest rate and making payments based on a      on favorable terms.
floating interest rate.  In an index swap, a fund
receives gains and incurs losses based on the total     Interest rate swaps and index swaps will be considered illiquid securities
return of an index, in exchange for making fixed or     (see below).
floating interest rate payments to another party.
-----------------------------------------------------------------------------------------------------------------------------------

LOAN PARTICIPATIONS: An interest in a loan or other     Each Fund may loan up to 25% of its assets to qualified broker/dealers or
direct indebtedness, such as an assignment, that        institutional investors for their use relating to short sales and other
entitles the acquiring of such interest to payments     security transactions. A Fund may invest in loans, including assignments
of interest, principal and/or other amounts due under   and participation interests.
the structure of the loan or other direct
indebtedness. In addition to being structured as
secured or unsecured loans, such investments could be
structured as novations or assignments or represent
trade or other claims owed by a company to a supplier.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a      Each Fund may invest up to 15% of total assets in illiquid securities.
ready market and cannot be easily sold within seven
days at approximately the price that a Fund has
valued them.

-----------------------------------------------------------------------------------------------------------------------------------

The Funds may also invest in other types of income-producing securities including common stocks, preferred stocks, warrants, futures, options and forward contracts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES
Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Funds.

BORROWING FROM BANKS
Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in a Fund being unable to meet its investment objective. A Fund will not borrow money in excess of one-third of the value of its net assets.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

TEMPORARY DEFENSE POSITIONS
We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary, defensive strategy. To the extent that a Fund holds these securities, the Fund may be unable to achieve its investment objective.

PORTFOLIO TURNOVER
The Funds intend to engage in active and frequent trading of their portfolio securities to achieve their investment objectives. We anticipate that each Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if a Fund bought and sold all of the securities in its portfolio once in the course of a year, or frequently traded securities. High turnover can result in increased transaction costs and tax liability for investors and may affect each Fund's performance.

THE RISKS OF INVESTING IN THE FUNDS
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when you invest in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


-----------------------------------------------------------------------------------------------------------------------------------
                   RISKS                                               HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     DELAWARE CORPORATE BOND FUND AND
                                                                   DELAWARE EXTENDED DURATION BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a         We maintain a long-term investment approach and focus on high quality
majority of the securities in a certain       individual bonds that we believe can provide a steady stream of income
market- like the stock or bond market- will   regardless of interim fluctuations in the bond market. We do not try to
decline in value because of factors such as   predict overall interest rate movements and generally do not buy and sell
economic conditions, future expectations or   securities for short-term purposes.
investor confidence.
                                              In evaluating the use of an index swap, we carefully consider how market
Index swaps are subject to the same market    changes could affect the swap and how that compares to us investing directly
risks as the investment market or sector      in the market the swap is intended to represent.
that the index represents.  Depending on
the actual movements of the index and how
well the portfolio manager forecasts those
movements, a fund could experience a higher
or lower return than anticipated.
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that           Interest rate risk is a significant risk for these Funds.  In striving to
securities will decrease in value if          manage this risk, we monitor economic conditions and the interest rate
interest rates rise. The risk is greater      environment and may adjust each Funds duration or average maturity as a
for bonds with longer maturities than for     defensive measure against interest rate risk.
those with shorter maturities.
                                              A Fund will not invest in swaps with maturities of more than two years.  Each
Swaps may be particularly sensitive to        business day we will calculate the amount a Fund must pay for any swaps it
interest rate changes.  Depending on the      holds and will segregate enough cash or other liquid securities to cover that
actual movements of interest rates and how    amount.
well the portfolio manager anticipates
them, a fund could experience a higher or
lower return than anticipated.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                   RISKS                                               HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the possibility that a         We strive to minimize credit risk by investing primarily in higher quality,
bonds issuer (or an entity that insures       investment grade corporate bonds.
the bond) will be unable to make timely
payments of interest and principal.           Any portion of the portfolio that is invested in high-yielding, lower quality corporate bonds is subject to greater credit risk.  We strive to manage that
Investing in so-called "junk" or              risk through careful bond selection, by limiting the percentage of the
"high-yield" bonds entails the risk of        portfolio that can be invested in lower quality bonds and by maintaining a
principal loss, which may be greater than     diversified portfolio of bonds representing a variety of industries and
the risk involved in investment grade         issuers.
bonds, particularly in times of economic
declines. High-yield bonds are sometimes      When selecting dealers with whom we would make interest rate or index swap
issued by companies whose earnings at the     agreements, we focus on those with high quality ratings and do careful credit
time the bond is issued are less than the     analysis before investing.
projected debt payments on the bonds.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   RISKS                                               HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
LOANS AND OTHER DIRECT INDEBTEDNESS involve   These risks may not be completely eliminated, but we will attempt to reduce
the risk that a Fund will not receive         these risks through portfolio diversification, credit analysis and attention
payment of principal, interest and other      to trends in the economy, industries and financial markets. As these
amounts due in connection with these          securities may be illiquid, they would be subject to a Fund's restrictions on
investments and will depend primarily on      illiquid securities.
the financial condition of the borrower.
Loans that are fully secured offer a Fund
more protection than an unsecured loan in
the event of non-payment of scheduled
interest or principal, although there is no
assurance that the liquidation of
collateral from a secured loan would
satisfy the corporate borrower's
obligation, or that the collateral can be
liquidated. Some loans or claims may be in
default at the time of purchase. Certain of
the loans and the other direct indebtedness
acquired by a Fund may involve revolving
credit facilities or other standby
financing commitments which obligate a Fund
to pay additional cash on a certain date or
on demand. These commitments may require a
Fund to increase its investment in a
company at a time when that Fund might not
otherwise decide to do so (including at a
time when the company's financial condition
makes it unlikely that such amounts will be
repaid). To the extent that a Fund is
committed to advance additional funds, it
will at all times hold and maintain in a
segregated account cash or other high-grade
debt obligations in an amount sufficient to
meet such commitments.

As a Fund may be required to rely upon
another lending institution to collect and
pass onto the Fund amounts payable with
respect to the loan and to enforce the
Fund's rights under the loan and other
direct indebtedness, an insolvency,
bankruptcy or reorganization of the lending
institution may delay or prevent the Fund
from receiving such amounts. The highly
leveraged nature of many such loans and
other direct indebtedness may make such
loans and other direct indebtedness
especially vulnerable to adverse changes in
economic or market conditions. Investments
in such loans and other direct indebtedness
may involve additional risk to the Fund.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   RISKS                                               HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK Is the risk that foreign         We carefully evaluate the reward and risk associated with each foreign
securities may be adversely affected by       security that we consider.
political instability, changes in currency
exchange rates, foreign economic conditions   We may invest up to 25% of each Fund's portfolio in securities of foreign
or inadequate regulatory and accounting       issuers.
standards.
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that        We limit the percentage of each Fund that can be invested in illiquid
securities cannot be readily sold within      securities.
seven days at approximately the price that
a fund has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

WHO MANAGES THE FUNDS

INVESTMENT MANAGER
The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

                                                                                  INVESTMENT MANAGEMENT FEES

     ---------------------------------------------------------------------------------------------------------
                                                                                                DELAWARE
                                                                              DELAWARE          EXTENDED
                                                                              CORPORATE         DURATION
                                                                              BOND FUND         BOND FUND
     ---------------------------------------------------------------------------------------------------------
     As a percentage of average daily net assets                                0.18%*            0.10%*
     ---------------------------------------------------------------------------------------------------------

       *Reflects a waiver of fees by the manager.

PORTFOLIO MANAGER
Ryan K. Brist has primary responsibility for making day-to-day investment decisions for the Funds.

RYAN K. BRIST, Executive Vice President/Managing Director - Fixed Income, earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a Chartered Financial Analyst.

WHO'S WHO?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                         BOARD OF TRUSTEES
INVESTMENT MANAGER                                                                             CUSTODIAN
Delaware Management Company                                                                    JPMorgan Chase Bank
2005 Market Street                                                                             4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                    THE FUNDS                       Brooklyn, NY 11245

                                DISTRIBUTOR                                 SERVICE AGENT
                                Delaware Distributors, L.P.                 Delaware Service Company, Inc.
                                2005 Market Street                          2005 Market Street
                                Philadelphia, PA 19103-7094                 Philadelphia, PA 19103-7094

                                FINANCIAL INTERMEDIARY WHOLESALER
                                Lincoln Financial Distributors, Inc.
                                2001 Market Street
                                Philadelphia, PA 19103-7055

PORTFOLIO MANAGERS
(see page __ for details)

                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from advisory clients;

o clients of brokers or dealers affiliated with a broker or dealer, if such broker or dealer has entered into an agreement with the Distributor providing specifically for the purchase of shares of the Classes in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in shares of the Classes through a broker or agent that offers these special products; or

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Funds' manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 pm Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, a Fund may redeem your account after 60 days' written notice to you.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, a Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 1, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

MARKET TIMING
Each Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. Each Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

PORTFOLIO HOLDINGS
Each Fund's full portfolio holdings list is published monthly, with thirty day lag, on the Funds' website www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of each Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for each Fund.

INVESTMENTS BY FUND OF FUNDS
Each Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Funds' financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800 523-1918.

-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE CORPORATE BOND FUND                                                                   INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              YEAR
                                                                                                                             ENDED
                                                                                                                              7/31
                                                                                  2004      2003       2002(1)    2001        2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $5.620    $5.220       $5.370    $5.070     $5.280
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                         0.310     0.354        0.378     0.383      0.367
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
 and foreign securities                                                          0.183     0.410      (0.152)     0.300    (0.210)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 0.493     0.764        0.226     0.683      0.157
                                                                               -------   -------      -------   -------    -------
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          (0.321)   (0.364)      (0.376)   (0.383)    (0.367)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               (0.092)       ---          ---       ---        ---
                                                                               -------   -------      -------   -------    -------
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                              (0.413)   (0.364)      (0.376)   (0.383)    (0.367)
                                                                               -------   -------      -------   -------    -------
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $5.700    $5.620       $5.220    $5.370     $5.070
                                                                               =======   =======      =======   =======    =======
-----------------------------------------------------------------------------------------------------------------------------------
Total return(3)                                                                  8.92%    14.92%        4.29%    14.02%      3.12%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                       $104,282   $72,744      $52,681   $54,312    $55,088
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                          0.55%     0.55%        0.55%     0.55%      0.55%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                                         0.87%     1.03%        0.97%     0.95%      1.02%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                             5.33%     6.23%        7.04%     7.41%      7.09%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly                              5.01%     5.75%        6.62%     7.01%      6.62%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                300%      861%       1,044%      709%       118%
-----------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
      (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information for the year ended July 31, 2004.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


----------------------------------------------------------------------------------------------------------------------------------
DELAWARE EXTENDED DURATION BOND FUND                                                                  INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             YEAR
                                                                                                                            ENDED
                                                                                                                             7/31
                                                                                       2004      2003     2002(1)  2001      2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $5.55    $5.050    $5.260  $4.890    $5.150
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                              0.350     0.387     0.397   0.382     0.372
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
 foreign currencies                                                                   0.312     0.500   (0.218)   0.370   (0.260)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                      0.662     0.887     0.179   0.752     0.112
                                                                                     ------    ------   -------  ------   -------
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                               (0.355)   (0.387)   (0.389) (0.382)   (0.372)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                    (0.097)      ---       ---     ---       ---
                                                                                     ------    ------   -------  ------   -------
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                   (0.452)   (0.387)   (0.389) (0.382)   (0.372)
                                                                                     ------    ------   -------  ------   -------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $5.760    $5.550    $5.050  $5.260    $4.890
                                                                                     ======    ======    ======  ======    ======
----------------------------------------------------------------------------------------------------------------------------------
Total return(3)                                                                      12.10%    17.87%     3.43%  16.05%     2.34%
----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                             $40,545   $49,891   $56,664  61,993  $61, 995
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                               0.55%     0.55%     0.55%   0.55%     0.55%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense limitation and
 expenses paid indirectly                                                             1.00%     0.95%     0.98%   1.01%     0.98%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                  5.97%     6.90%     7.59%   7.63%     7.49%
------------------------------------------------------------------------------------------------------ --------- ------- ---------
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                              5.52%     6.50%     7.16%   7.17%     7.06%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                     267%      789%      923%    642%      115%
----------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain
      (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information for the year ended July 31, 2004.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS LONG U.S. CREDIT INDEX
A total return index of all publicly issued, fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee issues. All bonds have maturities of at least 10 years.

LEHMAN BROTHERS U.S. CREDIT INDEX
An index based on all publicly issued intermediate fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee issues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE/EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

TREASURY BILLS
Securities issued by the U.S. Treasury with maturities of one year or less.

TREASURY BONDS
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

TREASURY NOTES
Securities issued by the U.S. Treasury with maturities of one to 10 years.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE CORPORATE BOND FUND
DELAWARE EXTENDED DURATION BOND FUND


Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about a Fund from your financial advisor.

You can find reports and other information about the Funds on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE

800 510-4015

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

DELAWARE FUND SYMBOLS
-------------------------------------------------------------------------------
DELAWARE CORPORATE BOND FUND SYMBOL                 CUSIP           NASDAQ
-------------------------------------------------------------------------------
Institutional Class                                 245908751       DGCIX
-------------------------------------------------------------------------------
DELAWARE EXTENDED DURATION BOND FUND SYMBOL         CUSIP           NASDAQ
-------------------------------------------------------------------------------
Institutional Class                                 245908793       DEEIX
-------------------------------------------------------------------------------

                                  Delaware
                                  Investments(SM)
                                  --------------------------------------
                                  A member of Lincoln Financial Group(R)


P-463 [--] IVES 9/04

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



FIXED INCOME











PROSPECTUS        SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

                  DELAWARE DELCHESTER FUND
                  CLASS A [ ] CLASS B [ ] CLASS C [ ] CLASS R
                  DELAWARE HIGH-YIELD OPPORTUNITIES FUND
                  CLASS A [ ] CLASS B [ ] CLASS C [ ] CLASS R














The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
FUND PROFILES                                                     PAGE 2
Delaware Delchester Fund                                               2
Delaware High-Yield Opportunities Fund                                 5

HOW WE MANAGE THE FUNDS                                           PAGE 8
Our investment strategies                                              8
The securities we typically invest in                                  9
The risks of investing in the Funds                                   11

WHO MANAGES THE FUNDS                                            PAGE 15
Investment manager                                                    15
Portfolio managers                                                    15
Who's who?                                                            16

ABOUT YOUR ACCOUNT                                               PAGE 17
Investing in the Funds                                                17
     Choosing a share class                                           17
     Dealer compensation                                              20
How to reduce your sales charge                                       21
How to buy shares                                                     22
Retirement plans                                                      23
How to redeem shares                                                  24
Account minimums                                                      25
Special services                                                      25
Dividends, distributions and taxes                                    27
Certain management considerations                                     27

FINANCIAL HIGHLIGHTS                                             PAGE 28

GLOSSARY                                                         PAGE 32

PROFILE:  DELAWARE DELCHESTER FUND

WHAT IS THE FUND'S GOAL?
Delaware Delchester Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
We invest primarily in high-yielding corporate bonds rated BB or lower by Standard and Poor's or similarly rated by another nationally recognized statistical ratings organization (NRSRO). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. We may also invest in unrated bonds if we judge them to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. We will select bonds primarily based on the income potential they offer and on our evaluation of the bond issuers' ability to make interest payments and repay principal.

We may also invest in equity securities, foreign government securities and corporate bonds of foreign issuers. Though not expected to be a significant component of our strategy under normal circumstances, we may also invest in investment grade corporate bonds, U.S. government securities and high quality commercial paper.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
    o Investors looking for a fixed-income investment that offers potential for very high current income.
    o   Investors with long-term financial goals.

WHO SHOULD NOT INVEST IN THE FUND
    o   Investors with short-term financial goals.
    o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE DELCHESTER FUND PERFORMED?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for the one-year, five-year and ten-year or lifetime periods, as applicable. Returns are not shown for Class R shares because the class commenced operations after the calendar year. The Fund's past performance does not necessarily indicate how it will perform in the future.

[bar chart]

YEAR-BY-YEAR TOTAL RETURN (Class A)

----------------------------------------------------------------------------------------------------------------------------------
1994            1995         1996         1997         1998         1999         2000         2001          2002         2003
----------------------------------------------------------------------------------------------------------------------------------
-4.47%          13.99%       12.33%       13.91%       -1.81%       -3.47%       -21.03%      -8.00%        0.22%        30.40%
----------------------------------------------------------------------------------------------------------------------------------

As of June 30, 2004, the Fund's Class A shares had a calendar year-to-date return of 2.84%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 11.11% for the quarter ended June 30, 2003 and its lowest quarterly return was -9.47% for the quarter ended December 31. 2000.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page [__] do include the sales charge.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/03

------------------------------------------------------------------------------------------------------------------------
                                                                                                         10 YEARS OR
                                                                                1 YEAR        5 YEARS     LIFETIME**
------------------------------------------------------------------------------------------------------------------------
Class A return before taxes                                                     24.37%        -2.64%         1.81%
------------------------------------------------------------------------------------------------------------------------
Class A return after taxes on distributions                                     20.47%        -6.48%        -2.16%
------------------------------------------------------------------------------------------------------------------------
Class A return after taxes on distributions and sale of Fund shares             15.58%        -4.55%        -0.87%
------------------------------------------------------------------------------------------------------------------------
Class B return before taxes*                                                    25.00%        -2.64%         1.89%
------------------------------------------------------------------------------------------------------------------------
Class C return before taxes*                                                    27.99%        -2.46%         1.15%
------------------------------------------------------------------------------------------------------------------------
Citigroup High-Yield Cash Pay Index
(reflects no deduction for fees, expenses, or taxes)                            29.36%         5.80%         7.45%
------------------------------------------------------------------------------------------------------------------------
Bear Stearns High-Yield Index
(reflects no deduction for fees, expenses, or taxes)                            28.91%         5.10%         7.13%
------------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Citigroup High-Yield Cash Pay Index and the Bear Stearns High-Yield Index. Although the Fund had been benchmarked against the Citigroup High-Yield Cash Pay Index (formerly the Salomon Smith Barney Cash Pay High-Yield Index), we have determined that it would be more appropriate to use the Bear Stearns High-Yield Index going forward. You should remember that unlike the Fund, the indices are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of each Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 29.00%, -2.46% and 1.77% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be 28.99%, -2.46% and 1.15% for the one-year, five-year and lifetime periods, respectively. Lifetime returns for Class B shares reflect conversion to Class A shares after approximately eight years. Returns are not shown for Class R shares because the class commenced operations after the calendar year.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception date for Class A shares of the Fund was August 20, 1970. Inception dates for Class B, Class C and Class R shares of the Fund were May 2, 1994, November 29, 1995 and June 1, 2003, respectively. Lifetime returns for Class B shares reflect conversion to Class A shares after approximately eight years. Returns are not shown for Class R shares because the class commenced operations after the calendar year. Citigroup High-Yield Cash Pay Index and Bear Stearns High-Yield Index returns are for 10 years. Citigroup High-Yield Cash Pay Index returns for Class B and Class C lifetimes were 8.11% and 7.25%, respectively. Bear Stearns High-Yield Index returns for Class B and Class C lifetimes were 7.53% and 10.97%, respectively.

WHAT ARE THE FUND'S FEES AND EXPENSES?

Sales charges are fees paid directly from your investments when you buy or sell shares of each Fund. You do not pay sales charges when you buy or sell Class R shares.

--------------------------------------------------------------------------------------------------------
CLASS                                                        A           B         C          R
--------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases as a percentage of offering price                  4.50%       none      none       none
--------------------------------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                         none(1)     4.00%(2)  1.00%(3)   none
--------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                                    none        none      none       none
--------------------------------------------------------------------------------------------------------
Redemption fees                                              none        none      none       none
--------------------------------------------------------------------------------------------------------
Exchange fees(4)                                             none        none      none       none
--------------------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------------------------------------------------------
CLASS                                                              A          B         C        R
------------------------------------------------------------------------------------------------------
Management fees                                                   0.65%     0.65%     0.65%     0.65%
------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.29%(6)  1.00%     1.00%     0.60%
------------------------------------------------------------------------------------------------------
Other expenses(5)                                                 0.39%     0.39%     0.39%     0.39%
------------------------------------------------------------------------------------------------------
Total operating expenses                                          1.32%     2.04%     2.04%     1.64%
------------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------------------------------------------------------------------------------------
CLASS(8)              A           B             B                C          C                   R
------------------------------------------------------------------------------------------------------
                                              (if redeemed)                (if redeemded)
------------------------------------------------------------------------------------------------------
1 year                 $578        $207                $607       $207               $307        $167
------------------------------------------------------------------------------------------------------
3 years                $849        $640                $865       $640               $640        $517
------------------------------------------------------------------------------------------------------
5 years              $1,141      $1,098              $1,248     $1,098             $1,098        $892
------------------------------------------------------------------------------------------------------
10 years             $1,969      $2,184              $2,184     $2,364             $2,369      $1,944
------------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(5) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.
(6) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Delaware Delchester Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% nor less than 0.10%. Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

PROFILE: DELAWARE HIGH-YIELD OPPORTUNITIES FUND

WHAT ARE THE FUND'S GOALS?
Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Fund will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Fund may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

WHO SHOULD INVEST IN THE FUND
    o   Investors with long-term financial goals.
    o Investors looking for a fixed-income investment that offers a combination of total return with high current income.
    o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity -oriented portfolios.

WHO SHOULD NOT INVEST IN THE FUND
    o   Investors with short-term financial goals.
    o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS DELAWARE HIGH-YIELD OPPORTUNITIES FUND PERFORMED?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show returns for the Fund's Class A shares for the past seven calendar years, as well as the average annual returns of all shares for the one-year, five-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the expense limitations.


[bar chart]

YEAR-BY-YEAR TOTAL RETURN (Class A)

--------------------------------------------------------------------------------
1997        1998       1999        2000        2001        2002       2003
--------------------------------------------------------------------------------
17.31%      2.85%      4.70%       -4.36%      -3.16%      1.79%      29.41%
--------------------------------------------------------------------------------

As of June 30, 2004, the Fund's Class A shares had a calendar year-to-date return of 3.16%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 11.11% for the quarter ended June 30, 2003 and its lowest quarterly return was -7.27% for the quarter ended June 30, 2001.

The maximum Class A sales charge of 4.50%, which is normally assessed when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/03

-----------------------------------------------------------------------------------------------------------------------
                                                                               1 YEAR       5 YEARS       LIFETIME**
-----------------------------------------------------------------------------------------------------------------------
Class A return before taxes                                                    23.50%        4.04%          5.66%
-----------------------------------------------------------------------------------------------------------------------
Class A return after taxes on distributions                                    19.79%        0.39%          1.68%
-----------------------------------------------------------------------------------------------------------------------
Class A return after taxes on distributions and sale of Fund shares            15.03%        1.07%          2.27%
-----------------------------------------------------------------------------------------------------------------------
Class B return before taxes*                                                   24.54%        4.08%          3.03%
-----------------------------------------------------------------------------------------------------------------------
Class C return before taxes*                                                   27.51%        4.28%          3.13%
-----------------------------------------------------------------------------------------------------------------------
Class R return before taxes*                                                     N/A          N/A          11.18%
-----------------------------------------------------------------------------------------------------------------------
Citigroup High-Yield Cash Pay Index (reflects no deduction for fees,
expenses, or taxes)                                                            29.36%        5.80%          6.61%
-----------------------------------------------------------------------------------------------------------------------
Bear Stearns High-Yield Index (reflects no deduction for fees, expenses or
taxes)                                                                         28.91%        5.10%          7.13%
-----------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Citigroup High-Yield Cash Pay Index and the Bear Stearns High-Yield Index. Although the Fund had been benchmarked previously against the Citigroup High-Yield Cash Pay Index (formerly the Salomon Smith Barney Cash Pay High-Yield Index), we have determined that it would be more appropriate to use the Bear Stearns High-Yield Index going forward. You should remember that unlike the Fund, the indices are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of each Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 28.54%, 4.28% and 3.13% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be 28.51%, 4.28% and 3.13% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class R would be 11.18% for the lifetime period.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A, Class B, Class C and Class R shares were December 30, 1996, February 17, 1998, February 17, 1998 and June 2, 2003, respectively. Citigroup High-Yield Cash Pay Index and Bear Stearns High-Yield Index returns are for 10 years. Citigroup High-Yield Cash Pay Index return for Class B, Class C and Class R lifetimes were 7.92%, 7.92% and 8.81%, respectively. Bear Stearns High-Yield Index returns for Class B, Class C and Class R lifetimes were [0.00%], [0.00%] and [0.00%], respectively.

WHAT ARE THE FUND'S FEES AND EXPENSES?
Sales charges are fees paid directly from your investments when you buy or sell shares of each Fund. You do not pay sales charges when you buy or sell Class R shares.

---------------------------------------------------------------------------------------------------------
CLASS                                                         A            B          C          R
---------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as a
percentage of offering price                                  4.50%        none       none       none
---------------------------------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load) as a
percentage of original purchase price or redemption
price, whichever is lower                                     none(1)      4.00%(2)   1.00%(3)   none
---------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                                     none         none       none       none
---------------------------------------------------------------------------------------------------------
Redemption fees                                               none         none       none       none
---------------------------------------------------------------------------------------------------------
Exchange fees(4)                                              none         none       none       none
---------------------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

---------------------------------------------------------------------------------------------------------
                                                                CLASS A    CLASS B    CLASS C    CLASS R
---------------------------------------------------------------------------------------------------------
Management fees                                                   0.65%      0.65%      0.65%      0.65%
---------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.30%      1.00%      1.00%      0.60%
---------------------------------------------------------------------------------------------------------
Other expenses(5)                                                 0.39%      0.39%      0.39%      0.39%
---------------------------------------------------------------------------------------------------------
Total annual fund operating expenses                              1.34%      2.04%      2.04%      1.64%
---------------------------------------------------------------------------------------------------------
Fee waivers and payments(6)                                     (0.21%)    (0.21%)    (0.21%)    (0.21%)
---------------------------------------------------------------------------------------------------------
Net expenses                                                      1.13%      1.83%      1.83%      1.43%
---------------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------------------------------------------------------------------------------------------
CLASS (8)                           A            B             B               C               C               R
                                                   (IF REDEEMED)                   (IF REDEEMED)
----------------------------------------------------------------------------------------------------------------
1 year                           $560         $186          $586            $186            $286            $146
----------------------------------------------------------------------------------------------------------------
3 years                          $836         $619          $844            $619            $619            $497
----------------------------------------------------------------------------------------------------------------
5 years                        $1,132       $1,079        $1,229          $1,079          $1,079            $871
----------------------------------------------------------------------------------------------------------------
10 years                       $1,973       $2,172        $2,172          $2,352          $2,352          $1,926
----------------------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(6) The investment manager has contracted to waive fees and pay expenses through September 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees, certain insurance costs and extraordinary expenses) from exceeding 0.83% of average daily net assets.

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year contractual period and total operating expenses without expense waivers for years two through ten.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUNDS

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund.

For both Delaware Delchester Fund and Delaware High-Yield Opportunities Fund, we invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Funds' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Funds may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds. The Funds may invest up to 25% of total assets in foreign securities. Securities of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

DELAWARE DELCHESTER FUND
Our primary goal for Delaware Delchester Fund is to provide high current income. For this reason, the income potential of a bond is a key selection criterion.

It is our policy to invest at least 80% of our assets in corporate bonds, U.S. government securities or commercial paper of companies rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's Investors Service, Inc. (which are two NRSROs). We are required to invest primarily in corporate bonds rated BBB or below; however we particularly emphasize those rated BB or B. We generally focus more on bonds rated B in times of economic growth and more on bonds rated BB when the economy appears to be slowing. The Fund also may invest in bonds of foreign issuers and equity securities in pursuit of its objective.

DELAWARE HIGH-YIELD OPPORTUNITIES FUND
Delaware High-Yield Opportunities Fund strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Fund also may invest in bonds of foreign issuers in pursuit of its objective.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                   SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DELAWARE DELCHESTER FUND      DELAWARE HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations      Delaware Delchester Fund may      Delaware High-Yield Opportunities Fund may
issued by a corporation and rated lower than      invest without limit in           invest without limit in high-yield corporate
investment grade by an NRSRO such as S&P or       high-yield corporate bonds.       bonds. The Fund generally will not purchase
Moody's or, if unrated, that we believe are of    Emphasis is typically on those    corporate bonds which, at the time of
comparable quality.  These securities are         rated BB or B by an NRSRO.        purchase, are rated lower than CCC by S&P or
considered to be of poor standing and                                               Caa by Moody's.
predominantly speculative.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Direct U.S.           Both Funds may invest without limit in U.S. government securities. However, they
obligations including bills, notes, bonds and     will typically be a small percentage of the portfolio because they generally do
other debt securities issued by the U.S.          not offer as high a level of current income as high-yield corporate bonds.
Treasury or securities of U.S. government
agencies or instrumentalities which are backed
by the full faith and credit of the United
States.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OR CORPORATE SECURITIES:       Each Fund may invest up to 25% of its total assets in securities of issuers
Securities issued by foreign governments or       domiciled in foreign countries including both established countries and those
supranational entities or foreign corporations.   with emerging markets.

A supranational entity is an entity established
or financially supported by the national
governments of one or more countries. The
International Bank for Reconstruction and
Development (more commonly known as the World
Bank) is one example of a supranational entity.
-----------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS AND PAY-IN-KIND BONDS: Zero     We may invest in zero coupon bonds and payment-in-kind bonds, though we do not
coupon securities are debt obligations which do   expect this to be a significant component of our strategy.  The market prices of
not entitle the holder to any periodic payments   these bonds are generally more volatile than the market prices of securities
of interest prior to maturity or a specified      that pay interest periodically and are likely to react to changes in interest
date when the securities begin paying current     rates to a greater degree than interest-paying bonds having similar maturities
interest. Therefore, they are issued and traded   and credit quality.  They may have certain tax consequences which, under certain
at a price lower than their face amounts or par   conditions, could be adverse to the Funds.
value. Payment-in-kind bonds pay interest or
dividends in the form of additional bonds or
preferred stock.
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES: Equity securities represent    Each Fund may invest in equity securities.  Generally, the Funds will invest
ownership interests in a company and consist of   less than 5% of total assets in these securities.
common stocks, preferred stocks, warrants to
acquire common stock and securities convertible
into common stock.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DELAWARE DELCHESTER FUND      DELAWARE HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a     Typically, we use repurchase agreements as a short-term investment for each
buyer of securities, such as a Fund, and a        Fund's cash position. In order to enter into these repurchase agreements, a Fund
seller of securities in which the seller agrees   must have collateral of 102% of the repurchase price.  No more than 10% of
to buy the securities back within a specified     either Fund's assets may be invested in repurchase agreements of over seven
time at the same price the buyer paid for them,   days' maturity.  A Fund will only enter into repurchase agreements in which the
plus an amount equal to an agreed upon interest   collateral is comprised of U.S. government securities.
rate. Repurchase agreements are often viewed as
equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------

RESTRICTED SECURITIES: Privately placed           We may invest in privately placed securities including those that are eligible
securities whose resale is restricted under       for resale only among certain institutional buyers without registration, which
securities law.                                   are commonly known as Rule 144A Securities.

                                                  Restricted securities that are determined to be illiquid may not exceed each
                                                  Fund's 15% limit on illiquid securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS: An interest in a loan or     Each Fund may loan up to 25% of its assets to qualified broker/dealers or
other direct indebtedness, such as an             institutional investors for their use relating to short sales and other security
assignment, that entitles the acquiring of such   transactions. A Fund may invest in loans, including assignments and
interest to payments of interest, principal       participation interests.
and/or other amounts due under the structure of
the loan or other direct indebtedness. In
addition to being structured as secured or
unsecured loans, such investments could be
structured as novations or assignments or
represent trade or other claims owed by a
company to a supplier.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not       Each Fund may invest up to 15% of net assets in illiquid securities.
have a ready market, and cannot be easily sold
within seven days at approximately the price
that a fund has valued them.

-----------------------------------------------------------------------------------------------------------------------------------

Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may also invest in other income producing and non-income producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES
Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds.

BORROWING FROM BANKS
Each Fund is permitted to borrow money but normally does not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, a Fund may borrow up to one-third of the value of its assets. Borrowing money could result in the Funds being unable to meet their investment objectives.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery up to 45 days later. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

PORTFOLIO TURNOVER
The Funds intend to engage in active and frequent trading of their portfolio securities to achieve their investment objectives.

We anticipate that each Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if a Fund bought and sold all of the securities in its portfolio once in the course of a year, or frequently traded securities. High turnover can result in increased transaction costs and tax liability for investors and may affect each Fund's performance.

THE RISKS OF INVESTING IN THE FUNDS
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in these Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                  HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                 DELAWARE DELCHESTER FUND     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the        We maintain a long-term investment approach and focus on bonds that we
securities in a certain market-like the stock or bond        believe will continue to pay interest or stocks we believe can
market-will decline in value because of factors such as      appreciate over an extended time frame regardless of interim market
economic conditions, future expectations or investor         fluctuations. We do not try to predict overall stock and bond market
confidence.                                                  or interest rate movements and generally do not trade for short-term purposes.

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of     We limit the amount of each Fund's assets invested in any one industry
securities in a particular industry or the value of an       and in any individual security. We also follow a rigorous selection
individual stock or bond will decline because of changing    process before choosing securities for the portfolio.
expectations for the performance of that industry or for
the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will          Each Fund is subject to interest rate risk.  We cannot eliminate that
decrease in value if interest rates rise. The risk is        risk, but we do strive to manage it by monitoring economic conditions.
greater for bonds with longer maturities than for those
with shorter maturities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                  HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                 DELAWARE DELCHESTER FUND    DELAWARE HIGH-YIELD OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the risk that there is the possibility that   Our careful, credit-oriented bond selection and our commitment to hold
a bond's issuer will be unable to make timely payments of    a diversified selection of high-yield bonds are designed to manage
interest and principal.                                      this risk.

Investing in so-called "junk" or "high-yield" bonds                                          For Delaware High-Yield Opportunities
entails the risk of principal loss, which may be greater                                     Fund: We generally do not purchase
than the risk involved in investment grade bonds.                                            corporate bonds which, at the time of
High-yield bonds are sometimes issued by companies whose                                     purchase, are rated lower than CCC by
earnings at the time of issuance are less than the                                           S&P or Caa by Moody's. If a corporate
projected debt service on the junk bonds.                                                    bond held by the Fund drops below these
                                                                                             levels or goes into default, the Fund
                                                                                             will begin to sell the security in an
                                                                                             orderly manner, striving to minimize a
                                                                                             adverse effect on the Fund.
------------------------------------------------------------------------------------------------------------------------------------
RECESSION RISK: Although the market for high-yield bonds     It is likely that protracted periods of economic uncertainty would
existed through periods of economic downturns, the           cause increased volatility in the market prices of high-yield bonds,
high-yield market grew rapidly during the long economic      an increase in the number of high-yield bond defaults and
expansion which took place in the United States during the   corresponding volatility in each Fund's net asset value. In the past,
1980s.  During that economic expansion, the use of           uncertainty and volatility in the high-yield market have resulted in
high-yield debt securities to finance highly leveraged       volatility in a Fund's net asset value.
corporate acquisitions and restructurings increased
dramatically.  As a result, the high-yield market grew       In striving to manage this risk, we allocate assets across a wide
substantially. Some analysts believe a protracted economic   range of industry sectors.  We may emphasize industries that have been
downturn would severely disrupt the market for high-yield    less susceptible to economic cycles in the past, particularly if we
bonds, adversely affect the value of outstanding bonds and   believe that the economy may be entering into a period of slower
adversely affect the ability of high-yield issuers to        growth.
repay principal and interest.
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN RISK is the risk that foreign securities may be      We carefully evaluate the reward and risk associated with each foreign
adversely affected by political instability, changes in      security that we consider.
currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.              We may invest up to 25% of each Fund in securities of foreign issuers.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                  HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                 DELAWARE DELCHESTER FUND     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------

LOANS AND OTHER DIRECT INDEBTEDNESS involve the risk that    These risks may not be completely eliminated, but we will attempt to
the Fund will not receive payment of principal, interest     reduce these risks through portfolio diversification, credit analysis
and other amounts due in connection with these investments   and attention to trends in the economy, industries and financial
and will depend primarily on the financial condition of      markets. As these securities may be illiquid, they would be subject to
the borrower. Loans that are fully secured offer a Fund      the Fund's restrictions on illiquid securities.
more protection than an unsecured loan in the event of
non-payment of scheduled interest or principal, although
there is no assurance that the liquidation of collateral
from a secured loan would satisfy the corporate borrower's
obligation, or that the collateral can be liquidated. Some
loans or claims may be in default at the time of purchase.
Certain of the loans and the other direct indebtedness
acquired by a Fund may involve revolving credit facilities
or other standby financing commitments which obligate a
Fund to pay additional cash on a certain date or on
demand. These commitments may require a Fund to increase
its investment in a company at a time when that Fund might
not otherwise decide to do so (including at a time when
the company's financial condition makes it unlikely that
such amounts will be repaid). To the extent that a Fund is
committed to advance additional funds, it will at all
times hold and maintain in a segregated account cash or
other high-grade debt obligations in an amount sufficient
to meet such commitments.

As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.
Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                  HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                 DELAWARE DELCHESTER FUND     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------

LIQUIDITY RISK is the possibility that securities cannot     A less liquid secondary market may have an adverse effect on a Fund's
be readily sold within seven days at approximately the       ability to dispose of particular issues, when necessary, to meet a
price that a fund values them.                               Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer.  In
There is generally no established retail secondary market    striving to manage this risk, we evaluate the size of a bond issuance
for high-yield securities.  As a result, the secondary       as a way to anticipate its likely liquidity level.
market for high-yield securities is more limited and less
liquid than other secondary securities markets.  The         Each Fund may invest only 15% of net assets in illiquid securities.
high-yield secondary market is particularly susceptible to
liquidity problems when the institutions, such as mutual
funds and certain financial institutions, which dominate
it temporarily stop buying bonds for regulatory, financial
or other reasons.

Adverse publicity and investor perceptions may also
disrupt the secondary market for high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
VALUATION RISK: A less liquid secondary market as            Each Fund's privately placed high-yield securities are particularly
described above can make it more difficult to obtain         susceptible to liquidity and valuation risks.  We will strive to
precise valuations of the high-yield securities in its       manage this risk by carefully evaluating individual bonds and by
portfolio.  During periods of reduced liquidity, judgment    limiting the amount of the portfolio that can be allocated to
plays a greater role in valuing high-yield securities.       privately placed high-yield securities.

------------------------------------------------------------------------------------------------------------------------------------
REDEMPTION RISK: If investors redeem more shares of a fund   Volatility in the high-yield market could increase redemption risk.
than are purchased for an extended period of time, a fund    We strive to maintain a cash balance sufficient to meet any
may be required to sell securities without regard to the     redemptions.  We may also borrow money, if necessary, to meet
investment merits of such actions.  This could decrease a    redemptions.
fund's asset base, potentially resulting in a higher
expense ratio.
------------------------------------------------------------------------------------------------------------------------------------
LEGISLATIVE AND REGULATORY RISK: The United States           We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered           evaluate any possible effects they might have on each Fund's portfolio.
legislative actions that could adversely affect the
high-yield bond market.  For example, Congressional
legislation has, with some exceptions, generally
prohibited federally insured savings and loan institutions
from investing in high-yield securities.  Regulatory
actions have also affected the high-yield market. Similar
actions in the future could reduce liquidity for
high-yield issues, reduce the number of new high-yield
securities being issued and could make it more difficult
for a fund to attain its investment objective.
------------------------------------------------------------------------------------------------------------------------------------

WHO MANAGES THE FUNDS

INVESTMENT MANAGER
The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

                                                      INVESTMENT MANAGEMENT FEES

--------------------------------------------------------------------------------
                                                                 DELAWARE
                                                  DELAWARE      HIGH-YIELD
                                                 DELCHESTER    OPPORTUNITIES
                                                    FUND           FUND
--------------------------------------------------------------------------------

As a percentage of average daily net assets        0.65%          0.39%*

--------------------------------------------------------------------------------
*Reflects a waiver of fees by the manager.

PORTFOLIO MANAGERS
Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for each Fund.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder. Mr. Rabe assumed primary responsibility for the Funds effective July 2002.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                         BOARD OF TRUSTEES
INVESTMENT MANAGER                                             THE FUNDS                       CUSTODIAN
Delaware Management Company                                                                    JPMorgan Chase Bank
2005 Market Street                                                                             4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                                                    Brooklyn, NY 11245

                                       DISTRIBUTOR                                             SERVICE AGENT
                                      Delaware Distributors, L.P.                              Delaware Service Company, Inc.
                                      2005 Market Street                                       2005 Market Street
                                      Philadelphia, PA 19103-7094                              Philadelphia, PA 19103-7094

                                      FINANCIAL INTERMEDIARY WHOLESALER
                                      Lincoln Financial Distributors, Inc.
                                      2001 Market Street
                                      Philadelphia, PA 19103-7055

PORTFOLIO MANAGERS
(see page __ for details)
                                                         FINANCIAL ADVISORS

                                                            SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Delchester Fund and Delaware High-Yield Opportunities Fund rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUNDS
You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS A
o Class A shares have an up-front sales charge of up to 4.50% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o   If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

CLASS A SALES CHARGES

------------------------------------------------------------------------------------------------------------
                                                                                             Dealer's
                                              Sales charge as      Sales charge             commission
                                               % of offering         as % of                 as % of
Amount of purchase                                 price         amount invested          offering price
------------------------------------------------------------------------------------------------------------
Less than $100,000                                 4.50%              5.13%                   4.00%
------------------------------------------------------------------------------------------------------------
$100,000 but under $250,000                        3.50%              4.00%                   3.00%
------------------------------------------------------------------------------------------------------------
$250,000 but under $500,000                        2.50%              3.00%                   2.00%
------------------------------------------------------------------------------------------------------------
$500,000 but under $1,000,000                      2.00%              2.44%                   1.60%
------------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares.
However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See
Dealer's Compensation below for a description of the amount of dealer commission paid.
------------------------------------------------------------------------------------------------------------
                                                                                             Dealer's
                                              Sales charge as      Sales charge             commission
                                               % of offering         as % of                 as % of
Amount of purchase                                 price         amount invested          offering price
------------------------------------------------------------------------------------------------------------

$1 million up to $5 million                        none                none                   1.00%

------------------------------------------------------------------------------------------------------------
Next $20 million
Up to $25 million                                  none                none                   0.50%

------------------------------------------------------------------------------------------------------------

Amount over $25 million                            none                none                   0.25%

------------------------------------------------------------------------------------------------------------

CLASS B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R
o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollover from plans maintained on Delaware's retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no Simple IRAs, SEP-IRAs, SAR-SEP IRAs, Roth IRAs, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any account holding Class A shares as of June 1, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DEALER COMPENSATION

Your financial advisor that sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

-------------------------------------------------------------------------------
                             Class A*    Class B**    Class C***    Class R****
-------------------------------------------------------------------------------
Commission (%)               -           4.00%        1.00%         -
-------------------------------------------------------------------------------
Investment up to $49,999     4.00%       -            -             -
-------------------------------------------------------------------------------
$50,000 - $99,999            4.00%       -            -             -
-------------------------------------------------------------------------------
$100,000 - $249,999          3.00%       -            -             -
-------------------------------------------------------------------------------
$250,000 - $499,999          2.00%       -            -             -
-------------------------------------------------------------------------------
$500,000 - $999,999          1.60%       -            -             -
-------------------------------------------------------------------------------
$1,000,000 - $4,999,999      1.00%       -            -             -
-------------------------------------------------------------------------------
$5,000,000 - $24,999,999     0.50%
-------------------------------------------------------------------------------
$25,000,000 +                0.25%
-------------------------------------------------------------------------------
12b-1 Fee to Dealer          0.30%       0.25%        1.00%         0.60%
-------------------------------------------------------------------------------

* On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992 a lesser amount may be paid for Delaware Delchester Fund.

** On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.

*** On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

**** On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. Class R shares have no up-front sales charge.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARE CLASS
             PROGRAM                  HOW IT WORKS                             A               B                  C
-------------------------------------------------------------------------------------------------------------------------------
  LETTER OF INTENT                   Through a Letter of Intent you            X            Although the Letter of Intent and
                                     agree to invest a certain amount                       Rights of Accumulation do not
                                     in Delaware Investments Funds                          apply to the purchase of Class B
                                     (except money market funds with no                     and Class C shares, you can
                                     sales charge) over a 13-month                          combine your purchase of Class A
                                     period to qualify for reduced                          shares with your purchase of
                                     front-end sales charges.                               Class B and Class C shares to
                                                                                            fulfill your Letter of Intent
                                                                                            or qualify for Rights of
                                                                                            Accumulation.
-------------------------------------------------------------------------------------------------------------------------------
  RIGHTS OF ACCUMULATION             You can combine your holdings or          X
                                     purchases of all funds in the
                                     Delaware Investments family
                                     (except money market funds with no
                                     sales charge) as well as the
                                     holdings and purchases of your
                                     spouse and children under 21 to
                                     qualify for reduced front-end
                                     sales charges.
-------------------------------------------------------------------------------------------------------------------------------
  REINVESTMENT OF REDEEMED           Up to 12 months after you redeem       For Class       For Class B, your     Not
  SHARES                             shares, you can reinvest the           A, you will     account will be       available.
                                     proceeds without paying a sales        not have to     credited with the
                                     charge as noted to the right.          pay an          contingent deferred
                                                                            additional      sales charge you
                                                                            front-end       previously paid on
                                                                            sales           the amount you are
                                                                            charge.         reinvesting. Your
                                                                                            schedule for
                                                                                            contingent deferred
                                                                                            sales charges and
                                                                                            conversion to Class
                                                                                            A will not start
                                                                                            over again; it will
                                                                                            pick up from the
                                                                                            point at which you
                                                                                            redeemed your
                                                                                            shares.
-------------------------------------------------------------------------------------------------------------------------------
  SIMPLE IRA, SEP IRA, SARSEP,       These investment plans may qualify           X         There is no reduction in sales
  PROTOTYPE PROFIT SHARING,          for reduced sales charges by                           charges for Class B or Class C
  PENSION, 401(K), SIMPLE            combining the purchases of all                         shares for group purchases by
  401(K), 403(B)(7), AND 457         members of the group. Members of                       retirement plans.
  RETIREMENT PLANS                   these groups may also qualify to
                                     purchase shares without a front-end sales
                                     charge and may qualify for a waiver of any
                                     contingent deferred sales charges.
-------------------------------------------------------------------------------------------------------------------------------

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of only $25. The minimum initial purchase for a Coverdell Education Savings Account is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below each Fund's required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment at any time, from anywhere.

ONLINE ACCOUNT ACCESS
Account access is a password protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A Shares and CDSC for Class B and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES
For each Fund, dividends, if any, are declared daily and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 1, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

MARKET TIMING
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

PORTFOLIO HOLDINGS
The Fund's full portfolio holdings list is published monthly, with thirty day lag, on the Fund's website www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund.

INVESTMENTS BY FUND OF FUNDS
Each Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

FINANCIAL HIGHLIGHTS

The Financial highlights tables are intended to help you understand each Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose reports, along with a Fund's financial statements, are included in the Funds' annual reports, which are available upon request by calling 800 523-1918. Financial highlights for Delaware Delchester Fund Class R are not shown because the class did not commence operations during the Fund's fiscal year.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A                                          CLASS B
DELAWARE DELCHESTER FUND                              YEAR ENDED 7/31                                  YEAR ENDED 7/31
-----------------------------------------------------------------------------------------------------------------------------------
                                        2004      2003   2002(1)      2001      2000      2004     2003   2002(1)    2001      2000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                              $3.000    $2.580    $3.110    $4.390    $5.540    $3.010   $2.590   $3.120   $4.390    $5.540
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
  operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)               0.258     0.303     0.317     0.432     0.524     0.236    0.283    0.295    0.405     0.487
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments                0.186     0.399   (0.543)   (1.276)   (1.155)     0.176    0.399  (0.543)  (1.270)   (1.154)
                                                                             -------                     -------  -------   -------
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations       0.444     0.702   (0.226)   (0.844)   (0.631)     0.412    0.682  (0.248)  (0.865)   (0.667)
                                                                             -------                     -------  -------   -------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  from:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                (0.264)   (0.282)   (0.304)   (0.436)   (0.519)   (0.242)  (0.262)  (0.282)  (0.405)   (0.483)
                                                                             -------                     -------  -------   -------
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions    (0.264)   (0.282)   (0.304)    (0.436   (0.519)   (0.242)  (0.262)  (0.282)  (0.405)   (0.483)
                                                                             -------                     -------  -------   -------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $3.180    $3.000    $2.580    $3,110    $4.390    $3.180   $3.010   $2.590   $3.120    $4.390
                                      ======    ======    ======    ======    ======    ======   ======   ======   ======    ======
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total return(3)                       15.22%    28.67%   (7.94%)  (20.22%)  (11.93%)    14.02%   27.68%  (8.28%) (20.85%)  (12.57%)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000
  omitted)                          $263,960  $253,966  $188,736  $278,975  $485,581   $62,243  $82,345  $79,507 $118,235  $208,784
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets                               1.34%     1.47%     1.32%     1.25%     1.27%     2.06%    2.19%    2.04%    1.98%     2.00%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior  to expense
  limitation and expenses paid
  indirectly                           1.34%     1.47%     1.32%     1.33%     1.30%     2.06%    2.19%    2.04%    2.06%     2.03%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income  to
  average net assets                   8.19%    10.93%    10.76%    11.63%    10.55%     7.48%   10.21%   10.04%   10.90%     9.82%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior  to
  expense limitation and expenses
  paid indirectly                      8.19%    10.93%    10.76%    11.55%    10.52%     7.48%   10.21%   10.04%   10.82%     9.79%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                      674%      788%      441%      294%       82%      674%     788%     441%     294%       82%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                           CLASS C
DELAWARE DELCHESTER FUND                                YEAR ENDED 7/31
-------------------------------------------------------------------------------------
                                           2004       2003  2002(1)     2001     2000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                 $3.010     $2.590   $3.120   $4.390   $5.540
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Income (loss) from investment
  operations:
-------------------------------------------------------------------------------------
Net investment income(2)                  0.235      0.283    0.295    0.405    0.487
-------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments                   0.176      0.399  (0.543)  (1.270)  (1.154)
                                                            -------  -------  -------
-------------------------------------------------------------------------------------
Total from investment operations          0.411      0.682  (0.248)  (0.865)  (0.667)
                                                            -------  -------  -------
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Less dividends and distributions
  from:
-------------------------------------------------------------------------------------
Net investment income                   (0.241)    (0.262)  (0.282)  (0.405)  (0.483)
                                                            -------  -------  -------
-------------------------------------------------------------------------------------
Total dividends and distributions       (0.241)    (0.262)  (0.282)  (0.405)  (0.483)
                                                            -------  -------  -------
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Net asset value, end of period           $3.180     $3.010   $2.590   $3.120   $4.390
                                         ======     ======   ======   ======   ======
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Total return(3)                          14.00%     27.68%  (8.28%) (20.85%) (12.57%)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Ratios and supplemental data:
-------------------------------------------------------------------------------------
Net assets, end of period (000
  omitted)                              $15,337    $16,965  $11,176  $16,841  $33,871
-------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets                                  2.06%      2.19%    2.04%    1.98%    2.00%
-------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior  to expense
  limitation and expenses paid
  indirectly                              2.06%      2.19%    2.04%    2.06%    2.03%
-------------------------------------------------------------------------------------
Ratio of net investment income  to
  average net assets                      7.48%     10.21%   10.04%   10.90%    9.82%
-------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior  to
  expense limitation and expenses
  paid indirectly                         7.48%     10.21%   10.04%   10.82%    9.79%
-------------------------------------------------------------------------------------
Portfolio turnover                         674%       788%     441%     294%      82%
-------------------------------------------------------------------------------------

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019 and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information for the periods ended July 31, 2003, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

----------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A
DELAWARE HIGH-YIELD OPPORTUNITIES FUND                                          YEAR ENDED 7/31
----------------------------------------------------------------------------------------------------------------
                                                                      2004     2003  2002(3)      2001      2000
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $3.970   $3.420   $3.950    $4.850    $5.120
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment income(1)                                             0.335    0.377    0.344     0.444     0.455
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                 0.243    0.532   (0.488)   (0.893)   (0.296)
                                                                    ------   ------   ------    ------    ------
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                     0.578    0.909   (0.144)   (0.449)    0.159
                                                                    ------   ------   ------    ------    ------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Less dividends and distributions from:
----------------------------------------------------------------------------------------------------------------
Net investment income                                               (0.338)  (0.359)  (0.386)   (0.451)   (0.429)
                                                                    ------   ------   ------   -------   -------
----------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                   (0.338)  (0.359)  (0.386)   (0.451)   (0.429)
                                                                    ------   ------   ------    ------    ------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $4.210   $3.970   $3.420    $3.950    $4.850
                                                                    ======   ======   ======    ======    ======
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Total return(2)                                                     14.97%   28.02%   (3.87%)   (9.96%)    3.28%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                            $44,428  $29,385  $14,767   $18,478   $15,650
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.13%    1.13%    1.13%     1.30%     1.30%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                            1.38%    1.56%    1.44%     1.40%     1.57%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 8.05%   10.36%    9.05%    10.06%     9.21%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid
  indirectly                                                         7.80%    9.93%    8.74%     9.96%     8.94%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    644%     832%     609%    1,201%      396%
----------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income of $0.030 per share, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(4) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

---------------------------------------------------------------------------------------------------------------------------------
                      CLASS B                                             CLASS C
                  YEAR ENDED 7/31                                     YEAR ENDED 7/31                             CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERIOD
                                                                                                          YEAR ENDED    6/2/03(4)
                                                                                                                7/31      THROUGH
      2004       2003   2002(3)       2001      2000      2004     2003    2002(3)       2001       2000        2004      7/31/03
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    $3.970     $3.420    $3.960     $4.850    $5.120    $3.970   $3.420     $3.960     $4.850     $5.120      $3.970       $3.960
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
     0.305      0.352     0.317      0.413     0.421     0.305    0.352      0.317      0.414      0.422       0.322        0.050
---------------------------------------------------------------------------------------------------------------------------------
     0.244      0.532    (0.498)    (0.886)   (0.294)    0.243    0.532     (0.498)    (0.887)    (0.295)      0.242        0.010
     -----      -----    ------     ------    ------     -----    -----     ------     ------     ------      ------       ------
---------------------------------------------------------------------------------------------------------------------------------
     0.549      0.884    (0.181)    (0.473)    0.127     0.548    0.884     (0.181)    (0.473)     0.127       0.564        0.060
     -----      -----    ------     ------    ------     -----    -----     ------     ------     ------      ------       ------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    (0.309)    (0.334)   (0.359)    (0.417)   (0.397)   (0.308)  (0.334)    (0.359)    (0.417)    (0.397)     (0.324)      (0.050)
     -----      -----    ------     ------    ------     -----    -----     ------     ------     ------      ------       ------
---------------------------------------------------------------------------------------------------------------------------------
    (0.309)    (0.334)   (0.359)    (0.417)   (0.397)   (0.308)  (0.334)    (0.359)    (0.417)    (0.397)     (0.324)      (0.050)
     -----      -----    ------     ------    ------     -----    -----     ------     ------     ------      ------       ------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    $4.210     $3.970    $3.420     $3.960    $4.850    $4.210   $3.970     $3.420     $3.960     $4.850      $4.210       $3.970
    ======     ======    ======     ======    ======    ======   ======     ======     ======     ======      ======       ======
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    14.19%     27.14%    (4.80%)   (10.44%)     2.62%    14.16%   27.13%    (4.80%)   (10.44%)      2.61%      14.55%        1.49%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
   $15,015    $15,464    $9,435    $11,210    $9,589    $8,824   $5,916     $2,905     $3,044     $2,264         $16           $-
---------------------------------------------------------------------------------------------------------------------------------
     1.83%      1.83%     1.83%      2.00%     2.00%     1.83%    1.83%      1.83%      2.00%      2.00%       1.43%        1.43%
---------------------------------------------------------------------------------------------------------------------------------
     2.08%      2.26%     2.14%      2.10%     2.27%     2.08%    2.26%      2.14%      2.10%      2.27%       1.68%        2.25%
---------------------------------------------------------------------------------------------------------------------------------
     7.35%      9.66%     8.35%      9.36%     8.51%     7.35%    9.66%      8.35%      9.36%      8.51%       7.75%        9.57%
---------------------------------------------------------------------------------------------------------------------------------

     7.10%      9.23%     8.04%      9.26%     8.24%     7.10%    9.23%      8.04%      9.26%      8.24%       7.50%        8.75%
---------------------------------------------------------------------------------------------------------------------------------
      644%       832%      609%     1,201%      396%      644%     832%       609%     1,201%       396%        644%         832%
---------------------------------------------------------------------------------------------------------------------------------

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain (loss) on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders, if any, would be listed under "Less dividends and distributions from - Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

CITIGROUP HIGH-YIELD CASH PAY INDEX (FORMERLY THE SALOMON SMITH BARNEY CASH PAY HIGH-YIELD INDEX)
The Citigroup High-Yield Cash Pay Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred interest and bankrupt bonds.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Inc. and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SALOMON SMITH BARNEY CASH PAY HIGH-YIELD INDEX
The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred-interest and bankrupt bonds.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

TREASURY BILLS
Securities issued by the U.S. Treasury with maturities of one year or less.

TREASURY BONDS
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

TREASURY NOTES
Securities issued by the U.S. Treasury with maturities of one to 10 years.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE DELCHESTER FUND
DELAWARE HIGH-YIELD OPPORTUNITIES FUND
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about a Fund from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER

800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

--------------------------------------------------------------------------------
DELAWARE FUND SYMBOLS                           CUSIP               NASDAQ
                                                -----               ------
--------------------------------------------------------------------------------
Delaware Delchester Fund
--------------------------------------------------------------------------------
Class A                                         245908207           DETWX
--------------------------------------------------------------------------------
Class B                                         245908405           DHYBX
--------------------------------------------------------------------------------
Class C                                         245908504           DELCX
--------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund          CUSIP               NASDAQ
                                                -----               ------
--------------------------------------------------------------------------------
Class A                                         245908876           DHOAX
--------------------------------------------------------------------------------
Class B                                         245908868           DHOBX
--------------------------------------------------------------------------------
Class C                                         245908850           DHOCX
--------------------------------------------------------------------------------
Class R                                         245908736           DHIRX
--------------------------------------------------------------------------------

                      Delaware
                      Investments(SM)
                      --------------------------------------
                      A member of Lincoln Financial Group(R)


P-024 [--] PP 9/04

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


FIXED INCOME












PROSPECTUS        SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

                  DELAWARE DELCHESTER FUND
                  INSTITUTIONAL CLASS
                  DELAWARE HIGH-YIELD OPPORTUNITIES FUND
                  INSTITUTIONAL CLASS












The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILES                                                            PAGE 2
Delaware Delchester Fund                                                      2
Delaware High-Yield Opportunities Fund                                        5

HOW WE MANAGE THE FUNDS                                                  PAGE 8
Our investment strategies                                                     8
The securities we typically invest in                                         9
The risks of investing in the Funds                                          12

WHO MANAGES THE FUNDS                                                   PAGE 15
Investment manager                                                           15
Portfolio manager                                                            15
Who's who?                                                                   16

ABOUT YOUR ACCOUNT                                                      PAGE 17
Investing in the Funds                                                       17
How to buy shares                                                            18
How to redeem shares                                                         19
Account minimum                                                              20
Exchanges                                                                    20
Dividends, distributions and taxes                                           20

Certain management considerations                                            20

FINANCIAL HIGHLIGHTS                                                    PAGE 22

GLOSSARY                                                                PAGE 25

PROFILE: DELAWARE DELCHESTER FUND

WHAT IS THE FUND'S GOAL?
Delaware Delchester Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
We invest primarily in high-yielding corporate bonds rated BB or lower by Standard and Poor's or similarly rated by another nationally recognized statistical ratings organization (NRSRO). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. We may also invest in unrated bonds if we judge them to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. We will select bonds primarily based on the income potential they offer and on our evaluation of the bond issuers' ability to make interest payments and repay principal.

We may also invest in equity securities, foreign government securities and corporate bonds of foreign issuers. Though not expected to be a significant component of our strategy under normal circumstances, we may also invest in investment grade corporate bonds, U.S. government securities and high quality commercial paper.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
    o Investors looking for a fixed-income investment that offers potential for very high current income.
    o   Investors with long-term financial goals.

WHO SHOULD NOT INVEST IN THE FUND
    o   Investors with short-term financial goals.
    o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE DELCHESTER FUND PERFORMED?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns for the one-year, five-year and ten-year periods. The returns reflect voluntary expense caps, if any, in effect during the periods. The returns would be lower without the voluntary caps. There is no longer a cap in place for this Fund. The Fund's past performance is not necessarily an indication of how it will perform in the future.

[bar chart]

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

-----------------------------------------------------------------------------------------------------------------------------------
1994            1995         1996         1997         1998         1999         2000         2001          2002         2003
-----------------------------------------------------------------------------------------------------------------------------------
-4.35%          14.27%       12.61%       14.19%       -1.56%       -3.21%       -20.81%      -7.73%        0.48%        30.78%
-----------------------------------------------------------------------------------------------------------------------------------

As of June 30, 2004, the Fund's Institutional Class shares had a calendar year-to-date return of 2.99%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 11.19% for the quarter ended June 30, 2003 and its lowest quarterly return was -9.41% for the quarter ended December 31, 2000.

HOW HAS DELAWARE DELCHESTER FUND PERFORMED?

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/03

--------------------------------------------------------------------------------------------------------------------
                                                                           1 YEAR         5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------------------------
Return before taxes                                                        30.78%          -1.46%           2.54%
--------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                        26.55%          -5.44%          -1.56%
--------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                19.73%          -3.67%          -0.34%
--------------------------------------------------------------------------------------------------------------------
Citigroup High-Yield Cash Pay Index
(reflects no deduction for fees, expenses, or taxes)                       29.36%          5.80%            7.45%
--------------------------------------------------------------------------------------------------------------------
Bear Stearns High-Yield Index
(reflects no deduction for fees, expenses, or taxes)                       28.91%          5.10%            7.13%
--------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Citigroup High-Yield Cash Pay Index and the Bear Stearns High-Yield Index. Although the Fund had been benchmarked previously against the Citigroup High-Yield Cash Pay Index (formerly the Salomon Smith Barney Cash Pay High-Yield Index), we have determined that it would be more appropriate to use the Bear Stearns High-Yield Index going forward. You should remember that unlike the Fund, the indices are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of each Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FUND'S FEES AND EXPENSES?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as a percentage of
offering price                                                         none
-------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                                   none
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends            none
-------------------------------------------------------------------------------
Redemption fees                                                        none
-------------------------------------------------------------------------------
Exchange fees(1)                                                       none
-------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

-------------------------------------------------------------------------------
Management fees                                                        0.65%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                   none
-------------------------------------------------------------------------------
Other expenses(2)                                                      0.39%
-------------------------------------------------------------------------------
Total operating expenses                                               1.04%
-------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------
1 year              $106
------------------------
3 years             $331
------------------------
5 years             $574
------------------------
10 years          $1,271
------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Other expenses have been restated to reflect an expected decrease in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

PROFILE: DELAWARE HIGH-YIELD OPPORTUNITIES FUND

WHAT ARE THE FUND'S GOALS?
Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Fund will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Fund may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

WHO SHOULD INVEST IN THE FUND
    o   Investors with long-term financial goals.
    o Investors looking for a fixed-income investment that offers a combination of total return with high current income.
    o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity -oriented portfolios.

WHO SHOULD NOT INVEST IN THE FUND
    o   Investors with short-term financial goals.
    o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS DELAWARE HIGH-YIELD OPPORTUNITIES FUND PERFORMED?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past seven calendar years, as well as the average annual returns for one year, five-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.


YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

--------------------------------------------------------------------------------
1997        1998       1999         2000         2001         2002        2003
--------------------------------------------------------------------------------
17.31%      3.12%      5.05%        -4.07%       -2.83%       2.08%       29.82%
--------------------------------------------------------------------------------

As of June 30, 2004, the Fund's Institutional Class shares had a calendar year-to-date return of -3.30%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 11.19% for the quarter ended June 30, 2003 and its lowest quarterly return was -7.42% for the quarter ended June 30, 2001.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/03

--------------------------------------------------------------------------------------------------------------------
                                                                              1 YEAR        5 YEARS       LIFETIME
                                                                                                         (12/30/96)
--------------------------------------------------------------------------------------------------------------------
Return before taxes                                                           29.82%         5.35%          6.64%
--------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                           25.78%         1.52%          2.52%
--------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                   19.12%         2.08%          3.02%
--------------------------------------------------------------------------------------------------------------------
Citigroup High-Yield Cash Pay Index (reflects no deduction for fees,
expenses or taxes)                                                            29.36%         5.80%          6.61%
--------------------------------------------------------------------------------------------------------------------
Bear Stearns High-Yield Index
(reflects no deduction for fees, expenses, or taxes)                          28.91%         5.10%          5.84%
--------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Citigroup High-Yield Cash Pay Index and the Bear Stearns High-Yield Index. Although the Fund had been benchmarked previously against the Citigroup High-Yield Cash Pay Index (formerly the Salomon Smith Barney Cash Pay High-Yield Index), we have determined that it would be more appropriate to use the Bear Stearns High-Yield Index going forward. You should remember that unlike the Fund, the indices are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of each Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FUND'S FEES AND EXPENSES?


You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as a percentage of
offering price                                                          none
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                                    none
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends             none
--------------------------------------------------------------------------------
Redemption fees                                                         none
--------------------------------------------------------------------------------
Exchange fees(1)                                                        none
--------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

--------------------------------------------------------------------------------
Management fees                                                         0.65%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                    none
--------------------------------------------------------------------------------
Other expenses(2)                                                       0.39%
--------------------------------------------------------------------------------
Total annual fund operating expenses                                    1.04%
--------------------------------------------------------------------------------
Fee waivers and payments(3)                                            (0.21%)
--------------------------------------------------------------------------------
Net expenses(3)                                                         0.83%
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------
1 year                $85
--------------------------
3 years              $310
--------------------------
5 years              $554
--------------------------
10 years           $1,252
--------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) Other expenses have been restated to reflect an expected decrease in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.
(3) The investment manager has contracted to waive fees and pay expenses through September 30, 2005 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, certain insurance costs and extraordinary expenses) from exceeding 0.83% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for year one and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE FUNDS

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund.

For both Delaware Delchester Fund and Delaware High-Yield Opportunities Fund, we invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Funds' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Funds may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds. The Funds may invest up to 25% of total assets in foreign securities. Securities of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

DELAWARE DELCHESTER FUND
Our primary goal for Delaware Delchester Fund is to provide high current income. For this reason, the income potential of a bond is a key selection criterion.

It is our policy to invest at least 80% of our assets in corporate bonds, U.S. government securities or commercial paper of companies rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's Investors Service, Inc. (which are two NRSROs). We are required to invest primarily in corporate bonds rated BBB or below; however we particularly emphasize those rated BB or B. We generally focus more on bonds rated B in times of economic growth and more on bonds rated BB when the economy appears to be slowing. The Fund also may invest in bonds of foreign issuers and equity securities in pursuit of its objective.

DELAWARE HIGH-YIELD OPPORTUNITIES FUND
Delaware High-Yield Opportunities Fund strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. Under normal circumstances, the Delaware High-Yield Opportunities Fund will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Fund also may invest in bonds of foreign issuers in pursuit of its objective.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                   SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DELAWARE DELCHESTER FUND      DELAWARE HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations      Delaware Delchester Fund may      Delaware High-Yield Opportunities Fund may
issued by a corporation and rated lower than      invest without limit in           invest without limit in high-yield corporate
investment grade by an NRSRO such as S&P or       high-yield corporate bonds.       bonds. The Fund generally will not purchase
Moody's or, if unrated, that we believe are of    Emphasis is typically on those    corporate bonds which, at the time of
comparable quality.  These securities are         rated BB or B by an NRSRO.        purchase, are rated lower than CCC by S&P or
considered to be of poor standing and                                               Caa by Moody's.
predominantly speculative.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Direct U.S.           Both Funds may invest without limit in U.S. government securities. However, they
obligations including bills, notes, bonds and     will typically be a small percentage of the portfolio because they generally do
other debt securities issued by the U.S.          not offer as high a level of current income as high-yield corporate bonds.
Treasury or securities of U.S. government
agencies or instrumentalities which are backed
by the full faith and credit of the United
States.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OR CORPORATE SECURITIES:       Each Fund may invest up to 25% of its total assets in securities of issuers
Securities issued by foreign governments or       domiciled in foreign countries including both established countries and those
supranational entities or foreign corporations.   with emerging markets.

A supranational entity is an entity established
or financially supported by the national
governments of one or more countries. The
International Bank for Reconstruction and
Development (more commonly known as the World
Bank) is one example of a supranational entity.
-----------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS AND PAY-IN-KIND BONDS: Zero     We may invest in zero coupon bonds and payment-in-kind bonds, though we do not
coupon securities are debt obligations which do   expect this to be a significant component of our strategy.  The market prices of
not entitle the holder to any periodic payments   these bonds are generally more volatile than the market prices of securities
of interest prior to maturity or a specified      that pay interest periodically and are likely to react to changes in interest
date when the securities begin paying current     rates to a greater degree than interest-paying bonds having similar maturities
interest. Therefore, they are issued and traded   and credit quality.  They may have certain tax consequences which, under certain
at a price lower than their face amounts or par   conditions, could be adverse to the Funds.
value. Payment-in-kind bonds pay interest or
dividends in the form of additional bonds or
preferred stock.
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES: Equity securities represent    Each Fund may invest in equity securities.  Generally, the Funds will invest
ownership interests in a company and consist of   less than 5% of total assets in these securities.
common stocks, preferred stocks, warrants to
acquire common stock and securities convertible
into common stock.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DELAWARE DELCHESTER FUND      DELAWARE HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a     Typically, we use repurchase agreements as a short-term investment for each
buyer of securities, such as a Fund, and a        Fund's cash position. In order to enter into these repurchase agreements, a Fund
seller of securities in which the seller agrees   must have collateral of 102% of the repurchase price.  No more than 10% of
to buy the securities back within a specified     either Fund's assets may be invested in repurchase agreements of over seven
time at the same price the buyer paid for them,   days' maturity.  A Fund will only enter into repurchase agreements in which the
plus an amount equal to an agreed upon interest   collateral is comprised of U.S. government securities.
rate. Repurchase agreements are often viewed as
equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed           We may invest in privately placed securities including those that are eligible
securities whose resale is restricted under       for resale only among certain institutional buyers without registration, which
securities law.                                   are commonly known as Rule 144A Securities.

                                                  Restricted securities that are determined to be illiquid may not exceed each
                                                  Fund's 15% limit on illiquid securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS: An interest in a loan or     Each Fund may loan up to 25% of its assets to qualified broker/dealers or
other direct indebtedness, such as an             institutional investors for their use relating to short sales and other security
assignment, that entitles the acquiring of such   transactions. A Fund may invest in loans, including assignments and
interest to payments of interest, principal       participation interests.
and/or other amounts due under the structure of
the loan or other direct indebtedness. In
addition to being structured as secured or
unsecured loans, such investments could be
structured as novations or assignments or
represent trade or other claims owed by a
company to a supplier.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not       Each Fund may invest up to 15% of net assets in illiquid securities.
have a ready market, and cannot be easily sold
within seven days at approximately the price
that a fund has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may also invest in other income producing and non-income producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES
Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds.

BORROWING FROM BANKS
Each Fund is permitted to borrow money but normally does not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, a Fund may borrow up to one-third of the value of its assets. Borrowing money could result in the Funds being unable to meet their investment objectives.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery up to 45 days later. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

PORTFOLIO TURNOVER
The Funds intend to engage in active and frequent trading of their portfolio securities to achieve their investment objectives.

We anticipate that each Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if a Fund bought and sold all of the securities in its portfolio once in the course of a year, or frequently traded securities. High turnover can result in increased transaction costs and tax liability for investors and may affect each Fund's performance.

THE RISKS OF INVESTING IN THE FUNDS
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in these Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     RISKS                                              HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                             DELAWARE DELCHESTER FUND         DELAWARE HIGH-YIELD OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the        We maintain a long-term investment approach and focus on bonds that we
securities in a certain market--like the stock or bond       believe will continue to pay interest or stocks we believe can
market--will decline in value because of factors such as     appreciate over an extended time frame regardless of interim market
economic conditions, future expectations or investor         fluctuations. We do not try to predict overall stock and bond market
confidence.                                                  or interest rate movements and do not trade for short-term purposes.

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of     We limit the amount of each Fund's assets invested in any one industry
securities in a particular industry or the value of an       and in any individual security. We also follow a rigorous selection
individual stock or bond will decline because of changing    process before choosing securities for the portfolio.
expectations for the performance of that industry or for
the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will          Each Fund is subject to interest rate risk. We cannot eliminate that
decrease in value if interest rates rise. The risk is        risk, but we do strive to manage it by monitoring economic conditions.
greater for bonds with longer maturities than for those
with shorter maturities.
------------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the risk that there is the possibility that   Our careful, credit-oriented bond selection and our commitment to hold
a bond's issuer will be unable to make timely payments of    a diversified selection of high-yield bonds are designed to manage
interest and principal.                                      this risk.

Investing in so-called "junk" or "high-yield" bonds                                           For Delaware High-Yield Opportunities
entails the risk of principal loss, which may be greater                                      Fund: We generally do not purchase
than the risk involved in investment grade bonds.                                             corporate bonds which, at the time of
High-yield bonds are sometimes issued by companies whose                                      purchase, are rated lower than CCC by
earnings at the time of issuance are less than the                                            S&P or Caa by Moody's. If a
projected debt service on the junk bonds.                                                     corporate bond held by the Fund drops
                                                                                              below these levels or goes into
                                                                                              default, the Fund will begin to sell
                                                                                              the security in an orderly manner,
                                                                                              striving to minimize any adverse
                                                                                              effect on the Fund.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     RISKS                                              HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                             DELAWARE DELCHESTER FUND         DELAWARE HIGH-YIELD OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
RECESSION RISK: Although the market for high-yield bonds     It is likely that protracted periods of economic uncertainty would
existed through periods of economic downturns, the           cause increased volatility in the market prices of high-yield bonds,
high-yield market grew rapidly during the long economic      an increase in the number of high-yield bond defaults and
expansion which took place in the United States during the   corresponding volatility in each Fund's net asset value. In the past,
1980s. During that economic expansion, the use of            uncertainty and volatility in the high-yield market have resulted in
high-yield debt securities to finance highly leveraged       volatility in a Fund's net asset value.
corporate acquisitions and restructurings increased
dramatically. As a result, the high-yield market grew        In striving to manage this risk, we allocate assets across a wide
substantially. Some analysts believe a protracted economic   range of industry sectors. We may emphasize industries that have been
downturn would severely disrupt the market for high-yield    less susceptible to economic cycles in the past, particularly if we
bonds, adversely affect the value of outstanding bonds and   believe that the economy may be entering into a period of slower
adversely affect the ability of high-yield issuers to        growth.
repay principal and interest.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be      We carefully evaluate the reward and risk associated with each foreign
adversely affected by political instability, changes in      security that we consider.
currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.              We may invest up to 25% of each Fund in securities of foreign issuers.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     RISKS                                              HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                             DELAWARE DELCHESTER FUND         DELAWARE HIGH-YIELD OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
LOANS AND OTHER DIRECT INDEBTEDNESS involve the risk that    These risks may not be completely eliminated, but we will attempt to
the Fund will not receive payment of principal, interest     reduce these risks through portfolio diversification, credit analysis
and other amounts due in connection with these investments   and attention to trends in the economy, industries and financial
and will depend primarily on the financial condition of      markets. As these securities may be illiquid, they would be subject to
the borrower. Loans that are fully secured offer a Fund      the Fund's restrictions on illiquid securities.
more protection than an unsecured loan in the event of
non-payment of scheduled interest or principal, although
there is no assurance that the liquidation of collateral
from a secured loan would satisfy the corporate borrower's
obligation, or that the collateral can be liquidated. Some
loans or claims may be in default at the time of purchase.
Certain of the loans and the other direct indebtedness
acquired by a Fund may involve revolving credit facilities
or other standby financing commitments which obligate a
Fund to pay additional cash on a certain date or on
demand. These commitments may require a Fund to increase
its investment in a company at a time when that Fund might
not otherwise decide to do so (including at a time when
the company's financial condition makes it unlikely that
such amounts will be repaid). To the extent that a Fund is
committed to advance additional funds, it will at all
times hold and maintain in a segregated account cash or
other high-grade debt obligations in an amount sufficient
to meet such commitments.

As a Fund may be required to rely upon another lending
institution to collect and pass onto the Fund amounts
payable with respect to the loan and to enforce the Fund's
rights under the loan and other direct indebtedness, an
insolvency, bankruptcy or reorganization of the lending
institution may delay or prevent the Fund from receiving
such amounts. The highly leveraged nature of many such
loans and other direct indebtedness may make such loans
and other direct indebtedness especially vulnerable to
adverse changes in economic or market conditions.
Investments in such loans and other direct indebtedness
may involve additional risk to the Fund.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     RISKS                                              HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                             DELAWARE DELCHESTER FUND         DELAWARE HIGH-YIELD OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot     A less liquid secondary market may have an adverse effect on a Fund's
be readily sold within seven days at approximately the       ability to dispose of particular issues, when necessary, to meet a
price that a fund values them.                               Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In
There is generally no established retail secondary market    striving to manage this risk, we evaluate the size of a bond issuance
for high-yield securities. As a result, the secondary        as a way to anticipate its likely liquidity level.
market for high-yield securities is more limited and less
liquid than other secondary securities markets. The          Each Fund may invest only 15% of net assets in illiquid securities.
high-yield secondary market is particularly susceptible to
liquidity problems when the institutions, such as mutual
funds and certain financial institutions, which dominate
it temporarily stop buying bonds for regulatory, financial
or other reasons.

Adverse publicity and investor perceptions may also
disrupt the secondary market for high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
VALUATION RISK: A less liquid secondary market as            Each Fund's privately placed high-yield securities are particularly
described above can make it more difficult to obtain         susceptible to liquidity and valuation risks. We will strive to
precise valuations of the high-yield securities in its       manage this risk by carefully evaluating individual bonds and by
portfolio. During periods of reduced liquidity, judgment     limiting the amount of the portfolio that can be allocated to
plays a greater role in valuing high-yield securities.       privately placed high-yield securities.

------------------------------------------------------------------------------------------------------------------------------------
REDEMPTION RISK: If investors redeem more shares of a fund   Volatility in the high-yield market could increase redemption risk.
than are purchased for an extended period of time, a fund    We strive to maintain a cash balance sufficient to meet any
may be required to sell securities without regard to the     redemptions. We may also borrow money, if necessary, to meet
investment merits of such actions. This could decrease a     redemptions.
fund's asset base, potentially resulting in a higher
expense ratio.
------------------------------------------------------------------------------------------------------------------------------------
LEGISLATIVE AND REGULATORY RISK: The United States           We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered           evaluate any possible effects they might have on each Fund's portfolio.
legislative actions that could adversely affect the
high-yield bond market. For example, Congressional
legislation has, with some exceptions, generally
prohibited federally insured savings and loan institutions
from investing in high-yield securities. Regulatory
actions have also affected the high-yield market. Similar
actions in the future could reduce liquidity for
high-yield issues, reduce the number of new high-yield
securities being issued and could make it more difficult
for a fund to attain its investment objective.
------------------------------------------------------------------------------------------------------------------------------------

WHO MANAGES THE FUNDS

INVESTMENT MANAGER
The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

INVESTMENT MANAGEMENT FEES

------------------------------------------------------------------------------
                                                                  DELAWARE
                                                 DELAWARE        HIGH-YIELD
                                                DELCHESTER      OPPORTUNITIES
                                                   FUND             FUND
------------------------------------------------------------------------------
As a percentage of average daily net assets       0.65%            0.39%*
------------------------------------------------------------------------------
 *Reflects a waiver of fees by the manager.

PORTFOLIO MANAGERS
Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for each Fund.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder. Mr. Rabe assumed primary responsibility for the Funds effective July 2002.

WHO'S WHO?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING,
ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                            BOARD OF TRUSTEES

INVESTMENT MANAGER                              THE FUNDS                               CUSTODIAN
Delaware Management Company                                                             JPMorgan Chase Bank
2005 Market Street                                                                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                                             Brooklyn, NY 11245

                                            DISTRIBUTOR                                 SERVICE AGENT
                                            Delaware Distributors, L.P.                 Delaware Service Company, Inc.
                                            2005 Market Street                          2005 Market Street
                                            Philadelphia, PA 19103-7094                 Philadelphia, PA 19103-7094

                                            FINANCIAL INTERMEDIARY WHOLESALER
                                            Lincoln Financial Distributors, L.P.
                                            2001 Market Street
                                            Philadelphia, PA 19103-7055

PORTFOLIO MANAGERS
(see page 14 for details)

                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Delchester Fund and Delaware High-Yield Opportunities Fund rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT
------------------

INVESTING IN THE FUNDS

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients; and

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Funds' manager, distributor or service agent or one or more of their affiliates provides record keeping, administrative, investment management, marketing, distribution or similar services.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, a Fund may redeem your account after 60 days' written notice to you.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

DIVIDENDS, DISTRIBUTIONS AND TAXES
For each Fund, dividends, if any, are declared daily and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 1, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

MARKET TIMING
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

PORTFOLIO HOLDINGS
The Fund's full portfolio holdings list is published monthly, with thirty day lag, on the Fund's website www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund.

INVESTMENTS BY FUND OF FUNDS
Each Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

FINANCIAL HIGHLIGHTS

The Financial highlights tables are intended to help you understand each Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request by calling 800 523-1918.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            INSTITUTIONAL CLASS
DELAWARE DELCHESTER FUND                                                                      YEAR ENDED 7/31
----------------------------------------------------------------------------------------------------------------------------------
                                                                           2004        2003        2002(1)       2001        2000
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $3.000      $2.590       $3.110       $4.390      $5.540
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                  0.267       0.311        0.325        0.442       0.538
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) gain on investments               0.186       0.389       (0.533)      (1.277)     (1.156)
                                                                         ------      ------      -------       ------      ------
----------------------------------------------------------------------------------------------------------------------------------
Total from investments operations                                         0.453       0.700       (0.208)      (0.835)     (0.618)
                                                                         ------      ------      -------       ------      ------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions from:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    (0.273)     (0.290)      (0.312)      (0.445)     (0.532)
                                                                         ------      ------      -------       ------      ------
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                        (0.273)     (0.290)      (0.312)      (0.445)     (0.532)
                                                                         ------      ------      -------       ------      ------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $3.180      $3.000       $2.590       $3.110      $4.390
                                                                         ======      ======       ======       ======      ======
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total return(3)                                                          15.17%      29.46%       (7.69%)     (19.98%)    (11.70%)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                 $19,027     $17,296      $10,542      $20,112     $19,751
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                   1.06%       1.19%        1.04%        0.98%       1.00%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly                               1.06%       1.19%        1.04%        1.06%       1.03%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                      8.48%      11.21%       11.04%       11.90%      10.82%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets prior to
    expense limitation and expenses paid indirectly                       8.48%      11.21%       11.04%       11.82%      10.79%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                         674%        788%         441%         294%         82%
----------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019 and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information for the periods ended July 31, 2003, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   INSTITUTIONAL CLASS
DELAWARE HIGH-YIELD OPPORTUNITIES FUND                                                               YEAR ENDED 7/31
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     2004      2003      2002(3)    2001      2000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $3.970    $3.420    $3.950     $4.850    $5.120
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(1)                                                            0.347     0.388     0.355      0.458     0.473
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currencies       0.244    (0.532)   (0.487)    (0.893)   (0.298)
                                                                                   ------    ------    ------     ------    ------
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    0.591    (0.920)   (0.132)    (0.435)    0.175
                                                                                   ------    ------    ------     ------    ------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions from:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              (0.351)   (0.370)   (0.398)    (0.465)   (0.445)
                                                                                   ------    ------    ------     ------    ------
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                  (0.351)   (0.370)   (0.398)    (0.465)   (0.445)
                                                                                   ------    ------    ------     ------    ------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $4.210    $3.970    $3.420     $3.950    $4.850
                                                                                   ======    ======    ======     ======    ======
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total return(2)                                                                    15.33%    28.40%    (3.57%)    (9.67%)    3.61%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                            $1,066    $3,316    $2,569         $3        $4
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                             0.83%     0.83%     0.83%      1.00%     1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly                                         1.08%     1.26%     1.14%      1.10%     1.27%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                8.35%    10.66%     9.35%     10.36%     9.51%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets prior to expense
    limitation and expenses paid indirectly                                         8.10%    10.23%     9.04%     10.26%     9.24%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                   644%      832%      609%     1,201%      386%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.030, a decrease in net realized and unrealized gain (loss) per share of $0.030 and an increase in the ratio of net investment income to average net assets of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders, if any, would be listed under "Less dividends and distributions from - Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.


AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

CITIGROUP HIGH-YIELD CASH PAY INDEX
The Citigroup High-Yield Cash Pay Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred interest and bankrupt bonds.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

TREASURY BILLS
Securities issued by the U.S. Treasury with maturities of one year or less.

TREASURY BONDS
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

TREASURY NOTES
Securities issued by the U.S. Treasury with maturities of one to 10 years.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE DELCHESTER FUND
DELAWARE HIGH-YIELD OPPORTUNITIES FUND

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about a Fund from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone service.

Investment Company Act file number: 811-2071

---------------------------------------------------------------------------
DELAWARE FUND SYMBOLS                               CUSIP            NASDAQ
                                                    -----            ------
---------------------------------------------------------------------------
DELAWARE DELCHESTER FUND
Institutional Class                                 245908306        DETIX
---------------------------------------------------------------------------
DELAWARE HIGH-YIELD OPPORTUNITIES FUND
Institutional Class                                 245908843        DHOIX
---------------------------------------------------------------------------




                                    Delaware
                                    Investments(SM)
                                    --------------------------------------
                                    A member of Lincoln Financial Group(R)





P-044 [--] IVES 09/04

                                                                  ------------------------------------------------------------------
         Delaware Investments includes funds with a
wide range of investment objectives.  Stock funds,                DELAWARE GROUP INCOME FUNDS
income funds, national and state-specific tax-exempt
funds, money market funds, global and international               ------------------------------------------------------------------
funds and closed-end funds give investors the ability
to create a portfolio that fits their personal                    DELAWARE CORPORATE BOND FUND
financial goals.  For more information, shareholders of           DELAWARE DELCHESTER FUND
the Class A, B, C and R Shares should contact their               DELAWARE EXTENDED DURATION BOND FUND
financial advisor or call Delaware Investments at 800             DELAWARE HIGH-YIELD OPPORTUNITIES FUND
523-1918 and shareholders of the Institutional Classes
should contact Delaware Investments at 800 510-4015.              A CLASS
                                                                  B CLASS
INVESTMENT MANAGER                                                C CLASS
Delaware Management Company                                       R CLASS
2005 Market Street                                                INSTITUTIONAL CLASS
Philadelphia, PA  19103-7094                                      ------------------------------------------------------------------

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
2005 Market Street                                                PART B
Philadelphia, PA 19103-7094
                                                                  STATEMENT OF
LEGAL COUNSEL                                                     ADDITIONAL INFORMATION
Stradley, Ronon, Stevens & Young, LLP                             ------------------------------------------------------------------
One Commerce Square
Philadelphia, PA 19103
                                                                  SEPTEMBER 29, 2004
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

                                                                                              Delaware
                                                                                              Investments(SM)
                                                                                              --------------------------------------
                                                                                              A member of Lincoln Financial Group(R)


                       STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 29, 2004


                          DELAWARE CORPORATE BOND FUND
                            DELAWARE DELCHESTER FUND
                      DELAWARE EXTENDED DURATION BOND FUND
                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND

                 2005 MARKET STREET, PHILADELPHIA, PA 19103-7094

       FOR PROSPECTUS, PERFORMANCE AND INFORMATION ON EXISTING ACCOUNTS OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES:
                            NATIONWIDE 800 523-1918

         FOR MORE INFORMATION ABOUT INSTITUTIONAL CLASSES: 800 510-4015

         DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800 362-7500

         Delaware Group Income Funds ("Income Funds"), a Delaware statutory trust, is a professionally-managed mutual fund of the series type which currently offers four series of shares: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund (individually, a "Fund", and collectively, the "Funds"). Each Fund offers Class A Shares, Class B Shares, Class C Shares and Class R Shares (individually, a "Class" and collectively, the "Fund Classes"). Each Fund also offers an institutional class (collectively, the "Institutional Classes").

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for the Funds September 30, 2004, as they may be amended from time to time. Part B should be read in conjunction with the Class' Prospectuses. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus may be obtained by writing or calling your investment dealer or by contacting each Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of the independent registered public accounting firm are incorporated by reference from each Fund's Annual Report into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

------------------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                  PAGE                                                                     PAGE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES                         TAXES
------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE INFORMATION                                    INVESTMENT MANAGEMENT AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
TRADING PRACTICES AND BROKERAGE                            OFFICERS AND TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
PURCHASING SHARES                                          GENERAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PLANS                                           FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------
DETERMINING OFFERING PRICE AND NET ASSET VALUE             APPENDIX A -- RATINGS
------------------------------------------------------------------------------------------------------------------------------------
REDEMPTION AND EXCHANGE                                    APPENDIX B--INVESTMENT OBJECTIVES OF THE FUNDS IN THE
----------------------------------------------------------          DELAWARE INVESTMENTS FAMILY
DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------


                                                                               1

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT RESTRICTIONS

         FUNDAMENTAL INVESTMENT RESTRICTIONS--Each Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of more than 50% of the outstanding voting securities of the Fund, or 67% of the voting securities of that Fund present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Fund purchases securities.

A Fund may not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS--In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. No Fund may invest more than 15% of its net assets in securities which it can not sell or dispose of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment.

Following are additional non-fundamental investment restrictions for the Funds:

Delaware Delchester Fund
------------------------

         1. Delaware Delchester Fund will not invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

         2. Delaware Delchester Fund will not invest for the purpose of acquiring control of any company.

         3. Delaware Delchester Fund will not purchase or retain securities of a company which has an officer or director who is an officer or trustee of Income Funds, or an officer, trustee or partner of Delaware Management Company (the "Manager") if, to the knowledge of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

         4. Delaware Delchester Fund will not invest in securities of other investment companies.

         5. Delaware Delchester Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.

         6. Delaware Delchester Fund will not sell short any security or property.

         7. Delaware Delchester Fund will not buy or sell commodities or commodity contracts.

         8. Delaware Delchester Fund will not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         9. Delaware Delchester Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         10. Delaware Delchester Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such purchase at the time thereof would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

         11. Delaware Delchester Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

         12. No long or short positions on shares of the Fund may be taken by Income Fund's officers, trustees or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

         13. Delaware Delchester Fund will not invest more than 25% of its assets in any one particular industry.

         Although not a fundamental investment restriction, Delaware Delchester Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

Delaware High-Yield Opportunities Fund
--------------------------------------

         1. With respect to 75% of its total assets, Delaware High-Yield Opportunities Fund will not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

         2. Delaware High-Yield Opportunities Fund will not make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         3. Delaware High-Yield Opportunities Fund will not sell short any security or property.

         4. Delaware High-Yield Opportunities Fund will not buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.

         5. Delaware High-Yield Opportunities Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         6. Delaware High-Yield Opportunities Fund will not make loans. However,
(i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         7. Delaware High-Yield Opportunities Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         8. Delaware High-Yield Opportunities Fund will not invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         9. Delaware High-Yield Opportunities Fund will not invest for the purpose of acquiring control of any company.

         10. Delaware High-Yield Opportunities Fund will not invest in securities of other investment companies, except the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act at the time of the investment.

         11. Delaware High-Yield Opportunities Fund will not write, purchase or sell options, puts, calls or combinations thereof with respect to securities.

         12. Delaware High-Yield Opportunities Fund will not enter into futures contracts or options thereon.

         13. Delaware High-Yield Opportunities Fund will not purchase or retain the securities of any issuer which has an officer, director or security holder who is a trustee or officer of Income Funds or of the Manager if or so long as the trustees and officers of Income Funds and of the Manager together own beneficially more than 5% of any class of securities of such issuer.

         14. Delaware High-Yield Opportunities Fund will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         15. Delaware High-Yield Opportunities Fund will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities.


         The following provides additional information regarding the Funds' investment policies.

Delaware Delchester Fund
------------------------
         In investing for income and safety of principal, Delaware Delchester Fund's emphasis in selection will be on securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The types of securities in which Delaware Delchester Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. The Manager will seek to achieve Delaware Delchester Fund's objective by investing at least 80% of the Fund's assets at time of purchase in:

         1. Corporate Bonds. The Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds; or

         2. Government Securities. Securities of, or guaranteed by, the U.S. government, its agencies or instrumentalities; or

         3. Commercial Paper. Commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by Standard & Poor's ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or similarly rated by other rating agencies.

         As a matter of practice, Delaware Delchester Fund has consistently invested more than 80% of its assets in such securities. The Fund may invest up to 20% of its assets in equity securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Additionally, in unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term obligations for an appreciable period of time when market conditions warrant and the Fund is anticipating higher interest rates. Currently, Delaware Delchester Fund's assets are invested primarily in unrated bonds and bonds rated BB or lower by S&P or Ba or lower by Moody's.

Delaware High-Yield Opportunities Fund
--------------------------------------
         The types of securities in which Delaware High-Yield Opportunities Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. The Manager will seek to achieve Delaware High-Yield Opportunities Fund's objective by investing at least 65% of the Fund's assets at time of purchase in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's or similarly rated by other rating agencies, and in unrated bonds judged to be of comparable quality by the Manager. Unrated bonds may be more speculative in nature than rated bonds.

         The Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or similarly rated by other rating agencies, and in unrated paper judged to be of comparable quality by the Manager.

         In addition to income-producing securities as described in the Prospectuses, the Fund may make limited use of non-income producing equity securities, such as, but not limited to, common stock. Typically, the Fund's investments in non-income producing equity securities will be less than 5% of the Fund's total assets.

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
---------------------------------------------------------------------
         The types of securities in which each Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. The Manager will seek to achieve each Fund's objective by investing in investment grade corporate bonds. Each Fund may also invest in corporate bonds rated BB by S&P or Ba by Moody's or similarly rated by other rating agencies, and in unrated bonds judged to be of comparable quality by the Manager. Unrated bonds may be more speculative in nature than rated bonds.

         Each Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or similarly rated by other rating agencies, and in unrated paper judged to be of comparable quality by the Manager.

         Appendix A - Ratings in this Part B describes the ratings of S&P and Moody's.

DURATION
         Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

         Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Manager in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Manager will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

HIGH-YIELD, HIGH RISK SECURITIES
         Investing in so-called "high-yield" or "high risk" securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Funds. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. The risks include the following:

         A. YOUTH AND VOLATILITY OF THE HIGH-YIELD MARKET--Although the market for high-yield securities has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield securities, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield securities, an increase in the number of high-yield bond defaults and corresponding volatility in a Fund's net asset value.

         B. LIQUIDITY AND VALUATION--The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying such securities for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on a Fund's ability to dispose of particular issues, when necessary, to meet a Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. Privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         C. LEGISLATIVE AND REGULATORY ACTION AND PROPOSALS--There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues and could reduce the number of new high-yield securities being issued.

         Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may invest up to 20% of its net assets in securities rated BB by S&P or Ba by Moody's.

ZERO COUPON AND PAY-IN-KIND BONDS
         The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations.

         Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

         Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when the Fund receive no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

FOREIGN AND EMERGING MARKETS SECURITIES
         Each Fund may invest in foreign and emerging markets securities. Investors should recognize that investing in foreign issuers, including issuers located in emerging market countries, involves certain considerations which are not typically associated with investing in United States issuers.

         There are a number of risks involved in investing in foreign securities. For example, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses on profits.

         With respect to a Fund's investment in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's distributions paid to shareholders.

         Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Funds may make or enter into will be subject to the special currency rules described above.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Funds invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Fund's manager does not believe that any current registration restrictions would affect its decision to invest in such countries.

EQUITY SECURITIES
         Each Fund may invest in income-producing equity securities. In addition, Delaware Delchester Fund may invest a portion of its assets in non-income producing equity securities and Delaware High-Yield Opportunities Fund may make limited use of non-income producing equity securities as described above.

         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

CONVERTIBLE DEBT AND NON-TRADITIONAL EQUITY SECURITIES
         From time to time, a portion of Delaware Corporate Bond Fund's, Delaware Delchester Fund's, Delaware Extended Duration Bond Fund's and Delaware High-Yield Opportunities Fund's assets may be invested in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Convertible and debt securities acquired by the Fund may be rated below investment grade, or unrated. These lower rated convertible and debt securities are subject to credit risk considerations substantially similar to such considerations affecting high risk, high-yield bonds, commonly referred to as "junk bonds." See High-Yield, High Risk Securities for a further discussion of these types of investments.

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
         Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

BORROWING FROM BANKS
         Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets. A Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of a Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the SEC may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while a Fund has an outstanding borrowing.

RESTRICTED/ILLIQUID SECURITIES
         The Funds may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Funds obtaining a less favorable price on a resale. Each Fund will not purchase illiquid assets if more than 15% of its respective net assets would then consist of such illiquid securities.

         Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

         Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds.

         While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

REPURCHASE AGREEMENTS
         The Funds are permitted to invest in repurchase agreements, but they normally so only to invest cash balances. A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund involved from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate any loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of Income Funds know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

INTEREST RATE AND INDEX SWAPS
         Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. A Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The Manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         The Funds may also engage in index swaps, also called total return swaps. In an index swap, a Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed-income securities that are included in the index.

          Swap transactions provide several benefits to the Funds. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a Fund is the weighted average of the durations of the Fund's fixed-income securities.

         If a Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Funds may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed-income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Fund could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Fund gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Funds to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Funds thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Funds will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount a Fund might theoretically be required to pay in a swap transaction.

         In order to ensure that a Fund will only engage in swap transactions to the extent consistent with its investment objectives and strategies, a Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which a Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         The Funds will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled payments with respect to each swap contract. To the extent that a Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment obligations.

         There is not a well developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Funds will therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Funds will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

OPTIONS, FUTURES AND OPTIONS ON FUTURES
         Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes.

         Purchasing Call Options-- Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may purchase call options to the extent that premiums paid by the Funds do not aggregate more than 2% of the Funds' total assets. When the Funds purchase a call option, in return for a premium paid by the Funds to the writer of the option, the Funds obtain the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds.

         Purchasing Put Options-- Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may invest up to 2% of its total assets in the purchase of put options. The Funds will, at all times during which they hold a put option, own the security covered by such option.

         A put option purchased by Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund gives the Funds the right to sell one of their securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund to protect unrealized gain in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund will lose the value of the premium paid. The Funds may sell a put option which they have previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which the Funds, when they are the holder of an outstanding option, liquidate their position by selling an option of the same series as the option previously purchased.

         Futures and Options on Futures-- Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may enter into contract for the purchase or sale for future delivery of securities or foreign currencies. When the Funds engage in futures transactions, to the extent required by the SEC, they will maintain with their custodian bank, assets in a segregated account to cover their obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from their portfolios in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Funds with respect to such futures contracts.

         The Funds may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Funds might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Funds. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Funds would increase at approximately the same rate, thereby keeping the net asset value of the Funds from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Funds could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Funds could then buy debt securities on the cash market.

         With respect to options on futures contracts, when Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the U.S. government securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of U.S. government securities which the Funds intend to purchase.

         To the extent that interest rates move in an unexpected direction, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Funds hedged against the possibility of an increase in interest rates which would adversely affect the price of U.S. government securities held in their portfolios and interest rates decrease instead, the Funds will lose part or all of the benefit of the increased value of their U.S. government securities which they have because they will have offsetting losses in their futures position. In addition, in such situations, if the Funds had insufficient cash, they may be required to sell U.S. government securities from their portfolios to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may be required to sell securities at a time when they may be disadvantageous to do so.

         Further, with respect to options on futures contracts, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

         Although not fundamental policy, the Funds currently intend to limit their investments in futures contracts and options thereon to the extent that not more than 5% of each Funds' assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of each Fund's assets.

U.S. GOVERNMENT SECURITIES
         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, the Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         The maturities of such securities usually range from three months to 30 years. While such securities are guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund's portfolio, cause a Class' daily net asset value to fluctuate.

SHORT-TERM INVESTMENTS
         The short-term investments in which the Funds may invest are:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

         (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

         (4) U.S. government securities (see U.S. Government Securities); and

         (5) Repurchase agreements collateralized by securities listed above.

UNSEASONED COMPANIES
         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which a Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

CONCENTRATION
         In applying a Fund's policy on concentration; (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectuses and this Part B for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                     P(1 + T)(n) = ERV

        Where:    P  =   a hypothetical initial purchase order of $1,000 from
                         which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                  T  =   average annual total return;

                  n  =   number of years;

                ERV  =   Redeemable value of the hypothetical $1,000 purchase at
                         the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return.

         The performance of each Class, as shown below, is the average annual total return quotations through July 31, 2004. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 4.50% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge.

         The average annual total return shown for the Delaware Delchester Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges and asset based charges.

         The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would have been paid if the shares were redeemed at July 31, 2004. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at July 31, 2004 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

         Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

         The average annual return for each Class (except Class R) is shown for the 1 year, 5 year or 10 year period ending July 31, 2004. If a Class has not been in existence for a full 1 year, 5 year or 10 year period, then Lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10 year period. No return information currently is provided for Class R.


                                        AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------
DELAWARE CORPORATE BOND FUND           1 year ended      5 year ended     10 year ended        Lifetime
(INCEPTION FOR ALL CLASSES 9/15/98)      7/31/04           7/31/04           7/31/04       through 7/31/04
------------------------------------------------------------------------------------------------------------
CLASS A AT OFFER BEFORE TAXES               3.85%             7.66%             N/A             6.42%
------------------------------------------------------------------------------------------------------------
CLASS A AT OFFER AFTER TAXES ON             1.51%             4.96%             N/A             3.89%
DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
CLASS A AT OFFER AFTER TAXES ON             2.59%             4.86%             N/A             3.88%
DISTRIBUTIONS AND SALE OF FUND
SHARES
------------------------------------------------------------------------------------------------------------
CLASS A AT NAV BEFORE TAXES                 8.65%             8.66%             N/A             7.26%
------------------------------------------------------------------------------------------------------------
CLASS B INCLUDING CDSC BEFORE TAXES         3.85%             7.64%             N/A             6.37%
------------------------------------------------------------------------------------------------------------
CLASS B INCLUDING CDSC AFTER TAXES          1.69%             5.21%             N/A             4.10%
ON DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
CLASS B INCLUDING CDSC AFTER TAXES          2.61%             5.02%             N/A             4.02%
ON DISTRIBUTIONS AND SALE OF FUND
SHARES
------------------------------------------------------------------------------------------------------------
CLASS B EXCLUDING CDSC BEFORE TAXES         7.85%             7.86%             N/A             6.49%
------------------------------------------------------------------------------------------------------------
CLASS C INCLUDING CDSC BEFORE TAXES         6.86%             7.86%             N/A             6.49%
------------------------------------------------------------------------------------------------------------
CLASS C INCLUDING CDSC AFTER TAXES          4.70%             5.45%             N/A             4.24%
ON DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
CLASS C INCLUDING CDSC AFTER TAXES          4.56%             5.23%             N/A             4.14%
ON DISTRIBUTIONS AND SALE OF FUND
SHARES
------------------------------------------------------------------------------------------------------------
CLASS C EXCLUDING CDSC BEFORE TAXES         7.86%             7.86%             N/A             6.49%
------------------------------------------------------------------------------------------------------------
CLASS R INCLUDING CDSC BEFORE TAXES         8.45%               N/A             N/A             2.98%
------------------------------------------------------------------------------------------------------------
CLASS R INCLUDING CDSC AFTER TAXES          6.08%               N/A             N/A             0.84%
ON DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
CLASS R INCLUDING CDSC AFTER TAXES          5.59%               N/A             N/A             1.35%
ON DISTRIBUTIONS AND SALE OF FUND
SHARES
------------------------------------------------------------------------------------------------------------
CLASS R EXCLUDING CDSC BEFORE TAXES         8.45%               N/A             N/A             2.98%
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS BEFORE TAXES            8.92%             8.95%             N/A             7.54%
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS AFTER TAXES ON          6.38%             6.11%             N/A             4.87%
DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS AFTER TAXES ON          5.90%             5.89%             N/A             4.77%
DISTRIBUTIONS AND SALE OF FUND
SHARES
------------------------------------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------
DELAWARE DELCHESTER FUND               1 year ended      5 year ended     10 year ended        Lifetime
                                         7/31/04           7/31/04           7/31/04       through 7/31/04
------------------------------------------------------------------------------------------------------------
CLASS A AT OFFER BEFORE TAXES              10.08%             1.74%            2.59%            7.56%
(INCEPTION 8/20/70)(1)
------------------------------------------------------------------------------------------------------------
CLASS A AT OFFER AFTER TAXES ON             6.92%            -5.49%           -1.34%           -1.34%
DISTRIBUTIONS (INCEPTION 8/20/70)(1)
------------------------------------------------------------------------------------------------------------
CLASS A AT OFFER AFTER TAXES ON             6.46%            -3.80%           -0.20%           -0.20%
DISTRIBUTIONS AND SALE OF FUND
SHARES (INCEPTION 8/20/70)(1)
------------------------------------------------------------------------------------------------------------
CLASS A AT NAV BEFORE TAXES                15.22%            -0.83%            3.06%            7.70%
(INCEPTION 8/20/70)(1)
------------------------------------------------------------------------------------------------------------
CLASS B INCLUDING CDSC BEFORE              10.02%            -1.75%            2.29%            2.07%
TAXES (INCEPTION 5/2/94)
------------------------------------------------------------------------------------------------------------
CLASS B INCLUDING CDSC AFTER TAXES          7.02%            -5.27%           -1.34%           -1.34%
ON DISTRIBUTIONS (INCEPTION 5/2/94)
------------------------------------------------------------------------------------------------------------
CLASS B INCLUDING CDSC AFTER TAXES          6.43%            -3.65%           -0.25%           -0.25%
ON DISTRIBUTIONS AND SALE OF FUND
SHARES (INCEPTION 5/2/94)
------------------------------------------------------------------------------------------------------------
CLASS B EXCLUDING CDSC BEFORE              14.02%            -1.57%            2.29%            2.07%
TAXES (INCEPTION 5/2/94)
------------------------------------------------------------------------------------------------------------
CLASS C INCLUDING CDSC BEFORE              13.00%            -1.57%              N/A            1.54%
TAXES (INCEPTION 11/29/95)
------------------------------------------------------------------------------------------------------------
CLASS C INCLUDING CDSC AFTER TAXES         10.01%            -5.06%           -2.02%           -2.02%
ON DISTRIBUTIONS (INCEPTION
11/29/95)
------------------------------------------------------------------------------------------------------------
CLASS C INCLUDING CDSC AFTER TAXES          8.37%            -3.49%           -0.83%           -0.83%
ON DISTRIBUTIONS AND SALE OF FUND
SHARES (INCEPTION 11/29/95)
------------------------------------------------------------------------------------------------------------
CLASS C EXCLUDING CDSC BEFORE              14.00%            -1.57%              N/A            1.54%
TAXES (INCEPTION 11/29/95)
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS BEFORE TAXES           15.17%            -0.56%            3.33%            7.84%
(INCEPTION 6/1/92)
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS AFTER TAXES ON         11.75%            -4.45%           -0.73%           -0.73%
DISTRIBUTIONS (INCEPTION 6/1/92)
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS AFTER TAXES ON          9.76%            -2.91%            0.34%            0.34%
DISTRIBUTIONS AND SALE OF FUND
SHARES (INCEPTION 6/1/92)
------------------------------------------------------------------------------------------------------------

                                       AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------
DELAWARE EXTENDED DURATION BOND        1 year ended      5 year ended     10 year ended        Lifetime
FUND (INCEPTION FOR ALL CLASSES          7/31/04           7/31/04           7/31/04       through 7/31/04
9/15/98)
------------------------------------------------------------------------------------------------------------
CLASS A AT OFFER BEFORE TAXES               6.98%             8.92%             N/A              7.03%
------------------------------------------------------------------------------------------------------------
CLASS A AT OFFER AFTER TAXES ON             4.58%             6.08%             N/A              4.38%
DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
CLASS A AT OFFER AFTER TAXES ON             4.84%             5.86%             N/A              4.33%
DISTRIBUTIONS AND SALE OF FUND
SHARES
------------------------------------------------------------------------------------------------------------
CLASS A AT NAV BEFORE TAXES                11.99%             9.92%             N/A              7.88%
------------------------------------------------------------------------------------------------------------
CLASS B INCLUDING CDSC BEFORE TAXES         6.98%             8.85%             N/A              6.93%
------------------------------------------------------------------------------------------------------------
CLASS B INCLUDING CDSC AFTER TAXES          4.77%             6.28%             N/A              4.55%
ON DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
CLASS B INCLUDING CDSC AFTER TAXES          4.87%             5.99%             N/A              4.44%
ON DISTRIBUTIONS AND SALE OF FUND
SHARES
------------------------------------------------------------------------------------------------------------
CLASS B EXCLUDING CDSC BEFORE TAXES        10.98%             9.07%             N/A              7.05%
------------------------------------------------------------------------------------------------------------
CLASS C INCLUDING CDSC BEFORE TAXES         9.98%             9.06%             N/A              7.07%
------------------------------------------------------------------------------------------------------------
CLASS C INCLUDING CDSC AFTER TAXES          7.77%             6.51%             N/A              4.70%
ON DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
CLASS C INCLUDING CDSC AFTER TAXES          6.81%             6.19%             N/A              4.57%
ON DISTRIBUTIONS AND SALE OF FUND
SHARES
------------------------------------------------------------------------------------------------------------
CLASS C EXCLUDING CDSC BEFORE TAXES        10.98%             9.06%             N/A              7.07%
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS BEFORE TAXES           12.10%            10.17%             N/A              8.12%
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS AFTER TAXES ON          9.48%             7.19%             N/A              5.34%
DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS AFTER TAXES ON          8.18%             6.87%             N/A              5.20%
DISTRIBUTIONS AND SALE OF FUND
SHARES
------------------------------------------------------------------------------------------------------------

                                       AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------
DELAWARE HIGH-YIELD OPPORTUNITIES      1 year ended      5 year ended     10 year ended        Lifetime
FUND                                     7/31/04           7/31/04           7/31/04       through 7/31/04
------------------------------------------------------------------------------------------------------------
CLASS A AT OFFER BEFORE TAXES              9.72%             4.68%             N/A              5.86%
(INCEPTION 12/30/96)
------------------------------------------------------------------------------------------------------------
CLASS A AT OFFER AFTER TAXES ON            6.67%             1.02%             N/A              1.95%
DISTRIBUTIONS (INCEPTION 12/30/96)
------------------------------------------------------------------------------------------------------------
CLASS A AT OFFER AFTER TAXES ON            6.23%             1.61%             N/A              2.48%
DISTRIBUTIONS AND SALE OF FUND
SHARES (INCEPTION 12/30/96)
------------------------------------------------------------------------------------------------------------
CLASS A AT NAV BEFORE TAXES               14.97%             5.64%             N/A              6.51%
(INCEPTION 12/30/96)
------------------------------------------------------------------------------------------------------------
CLASS B INCLUDING CDSC BEFORE             10.19%             4.70%             N/A              3.53%
TAXES (INCEPTION 2/17/98)
------------------------------------------------------------------------------------------------------------
CLASS B INCLUDING CDSC AFTER TAXES         7.28%             1.27%             N/A              0.19%
ON DISTRIBUTIONS (INCEPTION
2/17/98)
------------------------------------------------------------------------------------------------------------
CLASS B INCLUDING CDSC AFTER TAXES         6.54%             1.79%             N/A              0.85%
ON DISTRIBUTIONS AND SALE OF FUND
SHARES (INCEPTION 2/17/98)
------------------------------------------------------------------------------------------------------------
CLASS B EXCLUDING CDSC BEFORE             14.19%             4.90%             N/A              3.53%
TAXES (INCEPTION 2/17/98)
------------------------------------------------------------------------------------------------------------
CLASS C INCLUDING CDSC BEFORE             13.16%             4.89%             N/A              3.52%
TAXES (INCEPTION 2/17/98)
------------------------------------------------------------------------------------------------------------
CLASS C INCLUDING CDSC AFTER TAXES        10.26%             1.50%             N/A              0.18%
ON DISTRIBUTIONS (INCEPTION
2/17/98)
------------------------------------------------------------------------------------------------------------
CLASS C INCLUDING CDSC AFTER TAXES         8.47%             1.98%             N/A              0.84%
ON DISTRIBUTIONS AND SALE OF FUND
SHARES (INCEPTION 2/17/98)
------------------------------------------------------------------------------------------------------------
CLASS C EXCLUDING CDSC BEFORE             14.16%             4.89%             N/A              3.52%
TAXES (INCEPTION 2/17/98)
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS BEFORE TAXES          15.33%             5.97%             N/A              6.79%
(INCEPTION 12/30/96)
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS AFTER TAXES ON        12.00%             2.15%             N/A              2.74%
DISTRIBUTIONS (INCEPTION 12/30/96)
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS AFTER TAXES ON         9.86%             2.62%             N/A              3.19%
DISTRIBUTIONS AND SALE OF FUND
SHARES (INCEPTION 12/30/96)
------------------------------------------------------------------------------------------------------------

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.
(2) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.

Each Fund may also quote its current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                      a--b       6
                         YIELD = 2[(-------- + 1) -- 1]
                                       cd

        Where:       a    =   dividends and interest earned during the period;

                     b    =   expenses accrued for the period (net of
                              reimbursements);

                     c    =   the average daily number of shares outstanding
                              during the period that were entitled to receive dividends;

                     d    =   the maximum offering price per share on the last
                              day of the period.

         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields of each Class of each Fund as of July 31, 2004 using this formula were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 INSTITUTIONAL
                                             CLASS A SHARES   CLASS B SHARES    CLASS C SHARES    CLASS SHARES    CLASS R SHARES
----------------------------------------------------------------------------------------------------------------------------------
DELAWARE CORPORATE BOND FUND                     4.76%            4.23%             4.23%           5.23%             4.63%
----------------------------------------------------------------------------------------------------------------------------------
DELAWARE DELCHESTER FUND                         6.68%            6.28%             6.28%           7.31%               N/A
----------------------------------------------------------------------------------------------------------------------------------
DELAWARE EXTENDED DURATION BOND FUND             5.31%            4.82%             4.82%           5.82%               N/A
----------------------------------------------------------------------------------------------------------------------------------
DELAWARE HIGH-YIELD OPPORTUNITIES FUND           6.58%            6.19%             6.19%           7.20%             6.60%
----------------------------------------------------------------------------------------------------------------------------------

         Yield calculations assume the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. The yields for each Fund reflect the expense limitations in effect for the Fund (see Investment Management Agreement for expense limitations in effect for the Funds). Actual yield may be affected by variations in sales charges on investments.

         Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any Class of a Fund in the future.

         Investors should note that the income earned and dividends paid by a Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of a Fund may change. Unlike money market funds, each Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. A Fund's net asset value will tend to rise when interest rates fall. Conversely, a Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset value as well as its yield before making a decision to invest.

         Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.

DOLLAR-COST AVERAGING
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of low fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                           NUMBER OF
                        INVESTMENT       PRICE PER          SHARES
                          AMOUNT           SHARE           PURCHASED
        Month 1            $100            $10.00             10
        Month 2            $100            $12.50              8
        Month 3            $100             $5.00             12
        Month 4            $100            $10.00             10
        ------------------------------------------------------------
                           $400            $37.50             48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund available from Delaware Investments.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE
         Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the

Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Funds' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, a Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the NASD Regulation, Inc. (the "NASDRsm"), and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees.

PORTFOLIO TURNOVER
         Portfolio trading will be undertaken principally to accomplish each Fund's objective in relation to anticipated movements in the general level of interest rates. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended, (the "Code") and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's securities at the beginning of the year were replaced by the end of the year. In investing to achieve its investment objective, a Fund may hold securities for any period of time. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Fund at ordinary income tax rates. The turnover also may be affected by cash requirements from redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The portfolio turnover rates of the Funds for the past two fiscal years were as follows:

--------------------------------------------------------------------------------
                                                          JULY 31,
--------------------------------------------------------------------------------
                                                   2004              2003
--------------------------------------------------------------------------------
Delaware Delchester Fund(1)                        674%              788%
--------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund(2)          644%              832%
--------------------------------------------------------------------------------
Delaware Corporate Bond Fund(3)                    300%              861%
--------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund(3)            267%              789%
--------------------------------------------------------------------------------

(1)  Commenced operations on August 20, 1970.
(2)  Commenced operations on December 30, 1996.
(3)  Commenced operations on September 15, 1998.

         Delaware Delchester Fund, Delaware High-Yield Opportunities Fund, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The Funds have, in the past, experienced portfolio turnover rates that were significantly in excess of 100%.

         Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's classes of shares, and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of the Funds are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Income Funds or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, trustees and employees of any fund in the Delaware Investments family, the Manager or any of the its affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Funds' Institutional Classes and Class R Shares, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Income Funds will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

          Selling dealers are responsible for transmitting orders promptly. Income Funds reserves the right to reject any order for the purchase of shares of a Fund if in the opinion of management such rejection is in such Fund's best interests. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

          Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

          Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDRsm has adopted Conduct Rules, as amended, relating to investment company sales charges. Income Funds and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.50%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed during first year of purchase; (ii) 3.00% if shares are redeemed during the second year following purchase; (iii) 2.25% if shares are redeemed during the third year following purchase; (iv) 1.50% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0.00% thereafter. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Class R Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B, Class C Shares and Class R Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued in the case of Class A Shares or Institutional Class shares, unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares, Class C Shares or Class R Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Income Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Funds for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS - CLASS A, B AND C SHARES
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, pursuant to Board action) of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

         In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a CDSC. In comparing Class B Shares to Class R Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the Class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount of 12b-1 Plan expenses relating to Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.


CLASS A SHARES
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

DEALER'S COMMISSION
         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Rights of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waivers of Contingent Deferred Sales Charges--under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund) of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4.00% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

AUTOMATIC CONVERSION OF CLASS B SHARES
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day (or next business day) of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

PLANS UNDER RULE 12B-1 FOR THE FUND CLASSES
         Pursuant to Rule 12b-1 under the 1940 Act, Income Funds has adopted a separate plan for each of the Class A Shares, Class B Shares, Class C Shares and Class R Shares of each Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition each Fund may make payments out of the assets of Class A, Class B, Class C and Class R Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under its Plans, and the Funds' Distribution Agreements, is on an annual basis, up to 0.30% of the Class A Shares' average daily net assets for the year, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. Income Funds' Board of Trustees may reduce these amounts at any time. The Distributor has agreed to waive the distribution fees with respect to Delaware Delchester Fund and Delaware High-Yield Opportunities Fund to the extent such fee for any day exceeds the net investment income realized by such Funds' respective Class A, Class B and Class C Shares for such day.

         Although the maximum fee payable under the 12b-1 Plan relating to Delaware Delchester Fund A Class is 0.30% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plan relating to Delaware Delchester Fund A Class, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Delaware Delchester Fund A Class that were originally purchased prior to June 1, 1992 in Delchester I class (which was converted into what is now referred to as Class A Shares on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of Delchester I class), and (ii) the amount obtained by multiplying 0.30% by the average daily net assets represented by all other Delaware Delchester Fund A Class shares. While this is the method to be used to calculate the 12b-1 fees to be paid by Delaware Delchester Fund A Class under its Plan, the fee is a Class A Shares' expense so that all shareholders of Delaware Delchester Fund A Class, regardless of whether they originally purchased or received shares in Delchester I class, or in one of the other classes that is now known as Class A Shares, will bear 12b-1 expenses at the same rate. In addition, pursuant to Board action, the maximum aggregate fee payable by Class A Shares of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund is 0.25%. While this describes the current basis for calculating the fees which will be payable under the Delaware Corporate Bond Fund A Class', Delaware Delchester Fund A Class' and Delaware Extended Duration Bond Fund A Class' Plans, such Plans permit a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B, Class C and Class R Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best price and execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, have all been approved by the Board of Trustees of Income Funds, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Income Funds and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreements may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of Class B of the same Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Income Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Income Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended July 31, 2004, 12b-1 plan payments from Class A Shares, Class B Shares and Class C Shares of Delaware Delchester Fund, Delaware High-Yield Opportunities Fund, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund are shown below.

-----------------------------------------------------------------------------------------------------------------
                                                            DELAWARE                     DELAWARE HIGH-YIELD
                                                         DELCHESTER FUND                  OPPORTUNITIES FUND
                                       -------------------------------------------  -----------------------------
                                        CLASS A     CLASS B      CLASS C   CLASS R  CLASS A   CLASS B    CLASS C
-----------------------------------------------------------------------------------------------------------------
Advertising                                   -           -            -         -        -          -         -
-----------------------------------------------------------------------------------------------------------------
Annual/Semi Annual Reports               $1,439        $791         $362        $2        -          -      $413
-----------------------------------------------------------------------------------------------------------------
Broker Trails                           $90,374     $38,787      $38,549        $3  $658,848  $188,346  $122,700
-----------------------------------------------------------------------------------------------------------------
Broker Sales Charges                          -     $52,066      $35,832         -        -    $53,295   $25,938
-----------------------------------------------------------------------------------------------------------------
Dealer Service Expenses                       -           -            -         -        -          -         -
-----------------------------------------------------------------------------------------------------------------
Interest on Broker Sales Charges              -      $7,836            -         -        -   $516,587         -
-----------------------------------------------------------------------------------------------------------------
Salary & Commissions to Wholesalers           -           -            -         -        -          -         -
-----------------------------------------------------------------------------------------------------------------
Promotional- Broker Meetings                  -           -            -         -        -          -         -
-----------------------------------------------------------------------------------------------------------------
Promotional-Other                        $2,263      $3,605         $222        $2  $11,519          -      $368
-----------------------------------------------------------------------------------------------------------------
Prospectus Printing                        $973        $648         $153         -   $7,462          -      $237
-----------------------------------------------------------------------------------------------------------------
Telephone                                     -           -            -         -        -          -         -
-----------------------------------------------------------------------------------------------------------------
Other                                   $15,876     $52,346       $8,555        $5  $101,650         -    $9,059
-----------------------------------------------------------------------------------------------------------------
Total                                  $110,925    $156,346      $83,673       $12  $785,218  $758,228  $158,715
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                    DELAWARE                              DELAWARE
                                              CORPORATE BOND FUND                EXTENDED DURATION BOND FUND
                                       ----------------------------------  --------------------------------------
                                        CLASS A     CLASS B     CLASS C    CLASS A  CLASS B   CLASS C    CLASS R
-----------------------------------------------------------------------------------------------------------------
Advertising                                   -           -           -          -        -         -         -
-----------------------------------------------------------------------------------------------------------------
Annual/Semi Annual Reports                    -        $481        $612     $1,141   $1,036     $1,208      $152
-----------------------------------------------------------------------------------------------------------------
Broker Trails                           $33,811     $14,700     $16,306   $116,918  $51,853    $61,925    $1,821
-----------------------------------------------------------------------------------------------------------------
Broker Sales Charges                          -     $30,109     $23,269          -  $84,108   $100,509         -
-----------------------------------------------------------------------------------------------------------------
Dealer Service Expenses                       -           -           -          -        -          -         -
-----------------------------------------------------------------------------------------------------------------
Interest on Broker Sales Charges              -      $7,189        $807          -  $22,005     $3,643         -
-----------------------------------------------------------------------------------------------------------------
Salary & Commissions to Wholesalers           -           -           -          -        -          -         -
-----------------------------------------------------------------------------------------------------------------
Promotional- Broker Meetings                  -           -           -          -        -          -         -
-----------------------------------------------------------------------------------------------------------------
Promotional-Other                             -        $479        $734     $1,591   $2,459       $680        $6
-----------------------------------------------------------------------------------------------------------------
Prospectus Printing                           -        $414        $414       $248   $1,556     $1,222         -
-----------------------------------------------------------------------------------------------------------------
Telephone                                     -           -           -          -        -          -         -
-----------------------------------------------------------------------------------------------------------------
Other                                         -      $5,489      $9,128       $248  $46,189    $35,100      $206
-----------------------------------------------------------------------------------------------------------------
Total                                   $33,811     $58,861     $51,270   $120,146  $209,206  $204,287    $2,185
-----------------------------------------------------------------------------------------------------------------

OTHER PAYMENTS TO DEALERS - CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE
        Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

        Current and former officers, trustees/directors and employees of Income Funds, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

        Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

        Any class members included in the settlement of Blanke v. Lincoln National Corporation and Lincoln National Life Insurance Company may purchase Class A shares of the Fund at net asset value for a period of 90 days after the final settlement date. The initial purchase of such shares must be for an amount of at least $1,000 and must comply with the Amended Notice of Class Action, Proposed Settlement and Fairness Hearing. Class members may call 800 960-0366 to receive information regarding the settlement.

        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares of each Fund at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented in writing to RFS that it has the requisite number of employees and received written confirmation back from RFS. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

       Purchases of Class A Shares at net asset value also may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A Share NAV Agreement with respect to such retirement platform.

       Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Income Funds must be notified in advance that the trade qualifies for purchase at net asset value.


ALLIED PLANS
        Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

        With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

        Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange under Investment Plans.

        A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares, above.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

LETTER OF INTENTION
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Income Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of a Fund and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other funds in the Delaware Investments family which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHTS OF ACCUMULATION
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $60,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $40,000 purchase would currently be 3.50%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Rights of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

         The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

GROUP INVESTMENT PLANS
         Group Investment Plans that are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement investment accounts of Delaware Investments if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

CLASS R SHARES
         Class R Shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class Shares to participants.

THE INSTITUTIONAL CLASSES
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans"); and (g) programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.

         The Institutional Class of each of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund is also available for purchase by clients of brokers or dealers affiliated with a broker or dealer, if such broker or dealer has entered into an agreement with the Distributor providing specifically for the purchase of shares of the Classes in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in shares of the Classes through a broker or agent that offers these special products.

         Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made, for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Class R Shares and Institutional Class shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER FUNDS IN THE DELAWARE INVESTMENTS FAMILY
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B, Class C and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments family, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Investments family may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares or Institutional Class shares may not be directed to Class B Shares, Class C Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

        Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE

IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

INVESTING BY EXCHANGE
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each Fund's Prospectuses. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares and Institutional Class shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares and Institutional Class shares, but may not exchange their shares for Class B Shares, Class C Shares or Class R Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund. Holders of Class R Shares are permitted to exchange all or part of their Class R Shares into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A of such fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

INVESTING PROCEEDS FROM ELIGIBLE 529 PLANS
         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under "INVESTMENT PLANS-Investing by Exchange." The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

INVESTING BY ELECTRONIC FUND TRANSFER
         Direct Deposit Purchase Plan -- Investors may arrange for a Fund to accept for investment in Class A, Class B, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan -- Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Income Funds for proper instructions.

MONEYLINE (SM) ON DEMAND
        You or your investment dealer may request purchases of Fund Class shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

        It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Investments family through the Wealth Builder Option.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by giving written notice to their Fund.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

ASSET PLANNER
         To invest in the funds in the Delaware Investments family using the Asset Planner asset allocation service, you should complete a Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in funds in the Delaware Investments family. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number.

         Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

RETIREMENT PLANS FOR THE FUND CLASSES
         An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including a 401(k) deferred compensation plan, an Individual Retirement Account ("IRA") and the new Roth IRA and Coverdell Education Savings Account.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available for investment only for Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 403(b)(7) Plans and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25 regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in the retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares. See Institutional Classes, above. For additional information on any of the Plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

IRA DISCLOSURES
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell Education Savings Account are available in addition to the existing deductible IRA and non-deductible IRA.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

DEDUCTIBLE AND NON-DEDUCTIBLE IRAS
         An individual can contribute up to $3,000 to his or her IRA each year through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI"), not counting any IRA deduction, and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $3,000 will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

            Calendar Year             Under Age 50           Age 50 and Above
            -------------             ------------           ----------------
                 2004                    $3,000                   $3,500
                 2005                    $4,000                   $4,500
              2006-2007                  $4,000                   $5,000
                 2008                    $5,000                   $6,000

         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2004 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $40,000 ($60,000 for taxpayers filing joint returns) for tax years beginning in 2003. A partial deduction is allowed for married couples with income greater than $60,000 and less than $70,000, and for single individuals with AGI greater than $40,000 and less than $50,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as the annual contribution limits and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

CONDUIT (ROLLOVER) IRAS
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

ROTH IRAS
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 each year through 2004 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2004 are the same as for a regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2,
(b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

GROUP IRAS OR GROUP ROTH IRAS
         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of a Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus for Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS
         For taxable years beginning after December 31, 1997, the Coverdell Education Savings Account (formerly "Education IRA") has been created exclusively for the purpose of paying qualified higher education expenses. Beginning in 2002, the annual contribution that can be made for each designated beneficiary had been increased to $2,000 and qualifying expenses are no longer limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

         The $2000 annual limit is in addition to the annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish a Coverdell Education Savings Account. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         The $2000 annual contribution limit for Coverdell Education Savings Account is phased out ratably for single contributors with modified AGI greater than $95,000 and less than $110,000, and for couples filing jointly with modified AGI of greater than $190,000 and less than $220,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any individual.

         Distributions from a Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includible in gross income of the beneficiary and subject to an additional 10% tax if the distribution is not for qualified higher educations expenses. Generally, tax-free transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employee may elect to make additional contributions to such existing plans.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations as well as taxable entities may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(B)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Funds. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(K)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is not required.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and the Institutional Classes are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, will be included in each Fund's financial statements, which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are generally valued at the closing price on the exchange upon which such securities are primarily traded, unless such closing prices are determined to be not readily available pursuant to each Fund's pricing procedures. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If no quotations are available, for all other securities and for securities whose closing prices are not readily available, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Income Funds' 12b-1 Plans and Class A, Class B, Class C and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that may be allocable to each Class of a Fund, the dividends paid to each Class of the Fund may vary. The net asset value per share of each Class of a Fund is expected to be equivalent.

REDEMPTION AND EXCHANGE

        YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by a Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Income Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

        The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed during the first year following purchase; (ii) 3.00% if shares are redeemed during the second year following purchase; (iii) 2.25% if shares are redeemed during the third year following purchase; (iv) 1.50% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0.00% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

         The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

         Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

         Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

WRITTEN REDEMPTION
        You can write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares, Class C Shares or Class R Shares.

WRITTEN EXCHANGE
        You may also write to each Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above and in the Prospectuses.

TELEPHONE REDEMPTION AND EXCHANGE
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD
        THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

TELEPHONE EXCHANGE
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above and in the Prospectuses. Telephone exchanges may be subject to limitations as to amounts or frequency.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MONEYLINE(SM) ON DEMAND
        You or your investment dealer may request redemptions of your Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

SYSTEMATIC WITHDRAWAL PLANS
         Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although a Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your

Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Classes. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.


WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that Retirement Financial Services, Inc. either is the sponsor of the alliance program or has product participation agreement with the sponsor of alliance program that specifies that the Limited CDSC will be waived; and (x) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS C SHARES
         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pension plans) (i) that purchases shares through a retirement plan alliance program, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully-bundled retirement plan services and maintains participant records on its proprietary recordkeeping system.

                                      * * *

         The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established.


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends, if any, are declared each day the Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Delchester Fund and Delaware High-Yield Opportunities Fund are open and paid monthly. Net investment income earned on days when the respective Fund is not open will be declared as a dividend on the prior business day.

         Purchases of shares of the respective Fund by wire begin earning dividends when converted into Federal Funds and are available for investment, normally the next business day after receipt. However, if the respective Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the respective Fund. Income Funds reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Dividends and any realized securities profits distributions are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value, unless, in the case of shareholders of the Fund Classes, an election to receive dividends in cash has been made. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine (SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any MoneyLine
(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

         Any distributions from net realized securities profits will be made twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code. Such distributions will be reinvested in shares, unless the shareholders of the Fund Classes elect to receive them in cash. The Funds will mail a quarterly statement showing the dividends paid and all the transactions made during the period.

         JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 (JGTRRA)

         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS

         Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

REDUCTION OF TAX RATE ON CAPITAL GAINS

         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

BACK-UP WITHHOLDING CHANGES
Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.

TAXES

         It is each Fund's policy to pay out substantially all net investment income and net realized gains to relieve each Fund of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. The Funds intend to meet the requirements each year. The Funds also intend to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

         The Funds have no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Funds intend to offset realized securities profits to the extent of the capital losses carried forward. Each Fund had an accumulated capital loss carryforward of the amounts listed below at July 31, 2004 which for federal income tax purposes may be carried forward and applied against future capital gains.

        ---------------------------------------------------------------------
        Delaware Corporate Bond Fund                                    $-
        ---------------------------------------------------------------------
        Delaware Delchester Fund                              $658,651,727
        ---------------------------------------------------------------------
        Delaware Extended Duration Bond Fund                            $-
        ---------------------------------------------------------------------
        Delaware High-Yield Opportunities Fund                  $6,870,409
        ---------------------------------------------------------------------

         Delaware Delchester Fund's capital loss carryforward expires as follows: 2008--$143,084,642, 2009--$284,053,994, 2010--$211,481,773 and
2011--$20,031,318. Delaware High-Yield Opportunities Fund's capital loss carryforward expires as follows: 2009--$424,935 and 2010--$6,445,474.

         Distributions of net investment income and short-term realized securities profits are taxable as ordinary income to shareholders, subject to the rules for qualified dividends enacted by JGTRRA. Since the major portion of Delaware Corporate Bond Fund's, Delaware Delchester Fund's, Delaware Extended Duration Bond Fund's and Delaware High-Yield Opportunities Fund's investment income is derived from interest rather than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, for federal income tax purposes, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Long-term capital gains distributions are not eligible for the dividends-received exclusion. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. Shares of the Funds are exempt from Pennsylvania county personal property taxes.

         Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. Each Fund's portfolio securities had an unrealized net appreciation/depreciation for tax purposes as follows as of July 31, 2004.

        ---------------------------------------------------------------------
        Delaware Corporate Bond Fund                            $1,241,188
        ---------------------------------------------------------------------
        Delaware Delchester Fund                                $3,850,272
        ---------------------------------------------------------------------
        Delaware Extended Duration Bond Fund                    $2,105,955
        ---------------------------------------------------------------------
        Delaware High-Yield Opportunities Fund                    $794,559
        ---------------------------------------------------------------------

         A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

       Shareholders will be notified annually by Income Funds as to the federal income tax status of dividends and distributions paid by the Fund.

       The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes.

       A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Fund.

INVESTMENT MANAGEMENT AGREEMENT

         The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund, subject to the supervision and direction of the Board of Trustees of Income Funds.

         On June 30, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $107.0 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

         The Investment Management Agreement for the Funds is dated September 29, 1999 and was approved by the initial shareholder on that date. The Agreement provides for an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Income Funds or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The management fee rate schedule for each Fund is as follows:


         -------------------------------------------------------------------------------------------------------
                                                                         MANAGEMENT FEE SCHEDULE
                                                               (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
         FUND NAME                                                             ANNUAL RATE
         -------------------------------------------------------------------------------------------------------
         Delaware Corporate Bond Fund                       0.50% on first $500 million
                                                            0.475% on next $500 million
                                                            0.45% on next $1,500 million
                                                            0.425% on assets in excess of $2,500 million
         -------------------------------------------------------------------------------------------------------
         Delaware Delchester Fund                           0.65% on first $500 million
                                                            0.60% on next $500 million
                                                            0.55% on next $1,500 million
                                                            0.50% on assets in excess of $2,500 million
         -------------------------------------------------------------------------------------------------------
         Delaware Extended Duration Bond Fund               0.55% on first $500 million
                                                            0.50% on next $500 million
                                                            0.45% on next $1,500 million
                                                            0.425% on assets in excess of $2,500 million
         -------------------------------------------------------------------------------------------------------
         Delaware High-Yield Opportunities Fund             0.65% on first $500 million
                                                            0.60% on next $500 million
                                                            0.55% on next $1,500 million
                                                            0.50% on assets in excess of $2,500 million
         -------------------------------------------------------------------------------------------------------


         On July 31, 2004, the total net assets of Income Funds were $721,189,203, broken down as follows:

        ----------------------------------------------------------------------
        Delaware Corporate Bond Fund                           $220,666,761
        ----------------------------------------------------------------------
        Delaware Delchester Fund                               $360,567,473
        ----------------------------------------------------------------------
        Delaware Extended Duration Bond Fund                    $70,606,075
        ----------------------------------------------------------------------
        Delaware High-Yield Opportunities Fund                  $69,348,894
        ----------------------------------------------------------------------

         On July 31, 2004, the investment management fees paid by each Fund for the past three fiscal years were as follows:

        ---------------------------------------------------------------------------------------------------------------------
        FUND                                                JULY 31, 2004          JULY 31, 2003          JULY 31, 2002
        ---------------------------------------------------------------------------------------------------------------------
        Delaware Corporate Bond Fund                        $910,410 earned        $567,308 earned        $376,262 earned
                                                            $332,219 paid          $27,001 paid           $59,032 paid
                                                            $578,191 waived        $540,307 waived        $317,230 waived
        ---------------------------------------------------------------------------------------------------------------------
        Delaware Delchester Fund                            $2,478,243 earned      $2,107,471 earned      $2,431,098 earned
                                                            $2,478,243 paid        $2,107,471 paid        $2,431,098 paid
                                                            $-0- waived            $-0- waived            $-0- waived
        ---------------------------------------------------------------------------------------------------------------------
        Delaware Extended Duration Bond Fund                $360,126 earned        $372,940 earned        $372,587 earned
                                                            $68,040 paid           $101,400 paid          $79,774 paid
                                                            $292,086 waived        $271,540 waived        $292,813 waived
        ---------------------------------------------------------------------------------------------------------------------
        Delaware High-Yield Opportunities Fund              $421,642 earned        $250,579 earned        $229,359 earned
                                                            $255,275 paid          $83,538 paid           $119,379 paid
                                                            $166,187 waived        $167,041 waived        $109,980 waived
        ---------------------------------------------------------------------------------------------------------------------


         Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Funds. The Manager pays the salaries of all trustees, officers and employees of each Fund who are affiliated with the Manager. Each Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses. The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998.

         The Fund has formally delegated to its investment adviser, Delaware Management Company (the "Adviser"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

         Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

DISTRIBUTION AND SERVICE
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor for the Funds under Distribution Agreements dated September 29, 1999. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of the Class A Shares, Class B Shares, Class C Shares and Class R Shares under their respective 12b-1 Plans. Delaware Distributors, Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as each Fund's financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Funds; and (iii) produce such non-regulatory sales and marketing materials related to the Funds. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

-------------------------------------------------------------------------------------------------------------------
                                                                                           Basis Points on Sales
-------------------------------------------------------------------------------------------------------------------
Retail Mutual Funds (Class A, B and C Shares)                                                      0.50%
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch Connect Program                                                                      0.25%
-------------------------------------------------------------------------------------------------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.45%
-------------------------------------------------------------------------------------------------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and                           0%
Delaware International Value Equity Fund Class I Shares
-------------------------------------------------------------------------------------------------------------------

         In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

-------------------------------------------------------------------------------------------------------------------
                                                                                           Basis Points on Sales
-------------------------------------------------------------------------------------------------------------------
Retail Mutual Funds (including shares of money market funds and house accounts and                 0.04%
shares redeemed within 30 days of purchase)
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch Connect Program                                                                        0%
-------------------------------------------------------------------------------------------------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.04%
-------------------------------------------------------------------------------------------------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and                         0.04%
Delaware International Value Equity Fund Class I Shares
-------------------------------------------------------------------------------------------------------------------

         The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an Shareholder Services Agreement dated as of April 19, 2001. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

         Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of a Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.


OFFICERS AND TRUSTEES

         The business and affairs of Income Funds are managed under the direction of its Board of Trustees.

         [Certain officers and trustees of Income Funds hold identical positions in each of the other funds available from the Delaware Investments family. As of September 1, 2004, the Trust's officers and trustees, as a group, owned less than 1% of each of the Institutional Class, Class A Shares, B Shares and C Shares of Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund.]

         As of September 1, 2004, management believes the following accounts held 5% or more of the outstanding shares of Class A Shares, Class B Shares, Class C Shares, and Institutional Class Shares of each Fund. With the exception of Delaware Management Company Employee Profit Sharing Trust, Management does not have knowledge of beneficial owners. As of September 1, 2004, no one account held 25% or more of the outstanding shares of Income Funds.

--------------------------------------------------------------------------------------------------------------------------------

CLASS                            NAME AND ADDRESS OF ACCOUNT                                   SHARE AMOUNT         PERCENTAGE

--------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund     C/o Mutual Funds                                                868,961.950            6.67%
Class A                          Wilmington Trust Co. TTEE
                                 FBO Catholic Healthcare West
                                 403(b) Plan Account
                                 P.O. Box 8880
                                 Wilmington, DE 19899-8880
--------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund     Merrill Lynch, Pierce, Fenner, & Smith                          418,247.980           11.53%
Class B                          For the Sole Benefit of Its Customers
                                 Attn: Fund Administration SEC #97YN7
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund     Merrill Lynch, Pierce, Fenner, & Smith                        1,505,950.610           40.18%
Class C                          For the Sole Benefit of Its Customers
                                 Attn: Fund Administration SEC #97YN8
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund     Merrill Lynch, Pierce, Fenner, & Smith                          108,692.910           68.50%
Class R                          For the Sole Benefit of Its Customers
                                 Attn: Fund Administration SEC #97016
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------------------
                                 MCB Trust Services Custodian                                     11,391.030             7.17
                                 FBO Fertility & Gynecology Assoc.
                                 700 17th Street, Suite 300
                                 Denver, CO 80202-3531
--------------------------------------------------------------------------------------------------------------------------------
                                 MCB Trust Services Custodian                                     11,067.030             6.97
                                 FBO Roger Metzger Associates Inc.
                                 700 17th Street, Suite 300
                                 Denver, CO 80202-3531
--------------------------------------------------------------------------------------------------------------------------------
                                 MCB Trust Services Custodian                                     10,430.670             6.57
                                 FBO Rockefeller's Cleaning Co.
                                 700 17th Street, Suite 300
                                 Denver, CO 80202-3531
--------------------------------------------------------------------------------------------------------------------------------
                                 MCB Trust Services Custodian                                     10,054.030             6.33
                                 FBO Advanced Geoservices Corporation
                                 700 17th Street, Suite 300
                                 Denver, CO 80202-3531
--------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund     Bost & Co.                                                    1,285,516.520            6.87%
Institutional Class              FBO Tuition A/C Investment Program
                                 C/O Mutual Fund Operation
                                 P.O. Box 3198
                                 Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund         Merrill Lynch, Pierce, Fenner, & Smith                        1,636,469.930            8.24%
Class B                          For the Sole Benefit of Its Customers
                                 Attn: Fund Administration SEC #97D22
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund         Merrill Lynch, Pierce, Fenner, & Smith                          392,549.880            8.21%
Class C                          For the Sole Benefit of Its Customers
                                 SEC #97H02 Attn: Fund Administration
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund         Pershing LLC                                                  1,921,676.870           30.97%
Institutional Class              P.O. Box 2052
                                 Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------------------------------------------------------
                                 Nationwide Life Insurance Company                             1,175,642.340           18.94%
                                 Nationwide QPVA
                                 c/o IPO Portfolio Accounting
                                 P.O. Box 182029
                                 Columbus, OH 43218-2029
--------------------------------------------------------------------------------------------------------------------------------
                                 RS DMC Employee MPP Plan                                      1,023,724.260           16.49%
                                 Delaware Management Co.
                                 Employee Money Purchase Pension
                                 c/o Rick Seidel
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

CLASS                            NAME AND ADDRESS OF ACCOUNT                                   SHARE AMOUNT         PERCENTAGE

--------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration       Merrill Lynch, Pierce, Fenner, & Smith                          228,184.280            6.57%
Bond Fund Class A                For the Sole Benefit of Its Customers
                                 Attn: Fund Administration SEC #97YJ4
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration       Merrill Lynch, Pierce, Fenner, & Smith                          200,062.170           20.65%
Bond Fund                        For the Sole Benefit of Its Customers
Class B                          Attn: Fund Administration SEC #97YJ5
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration       Merrill Lynch, Pierce, Fenner, & Smith                          285,303.100           33.92%
Bond Fund                        For the Sole Benefit of Its Customers
Class C                          Attn: Fund Administration SEC #97YN4
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------------------
                                 Pershing LLC                                                     52,162.020            6.20%
                                 P.O. Box 2052
                                 Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield              Merrill Lynch, Pierce, Fenner, & Smith                          533,331.400           14.55%
Opportunities Fund               For the Sole Benefit of Its Customers
Class B                          Attn: Fund Administration
                                 4800 Deer Lake Drive 3rd Floor
                                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield              Merrill Lynch, Pierce, Fenner, & Smith                          404,728.020           18.88%
Opportunities Fund               For the Sole Benefit of Its Customers
Class C                          Attn: Fund Administration
                                 4800 Deer Lake Drive 3rd Floor
                                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------------------
                                 First Clearing Corporation                                      130,263.930            6.07%
                                 LaSalle Bank NA Collateral Account
                                 FBO Neal Schneider
                                 310 Old Farm Road
                                 Northfield, IL 60093-1041
--------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield              MLPF&S For the Sole Benefit of Its Customers                      3,368.630           51.31%
Opportunities Fund               Attn:  Fund Administration
Class R                          4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------------------
                                 Ameritrade Inc.                                                   2,374.770            36.17
                                 P.O. Box 2226
                                 Omaha, NE 68103-2226
--------------------------------------------------------------------------------------------------------------------------------
                                 MCB Trust Services Custodian                                        472.280             7.19
                                 FBO Fleur De Lis Caterers
                                 700 17th Street, Suite 300
                                 Denver, CO 80202-3531
--------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield              Chase Manhattan Bank C/F                                        180,752.570           70.87%
Opportunities Fund               Delaware Group Foundation Fund
Institutional Class              Income Portfolio
                                 Attn:  Marisol Gordan - Global Inv Ser
                                 3 Metrotech Center 8th Floor
                                 Brooklyn, NY 11201-3800
--------------------------------------------------------------------------------------------------------------------------------
                                 Morgan Keegan & Company Inc.                                     51,961.760           20.37%
                                 50 N. Front Street
                                 Memphis, TN 38103-2126
--------------------------------------------------------------------------------------------------------------------------------
                                 Donaldson Lufkin & Jenrette                                      15,695.120            6.15%
                                 Securities Corporation Inc.
                                 Attn:  Mutual Funds
                                 P.O. Box 2052
                                 Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------------------------------------------------------

         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and is subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

        Trustees and principal officers of Delaware Group Income Funds are noted below along with their ages and their business experience for the past five years.

                                                                                               NUMBER OF              OTHER
                                                                   PRINCIPAL              PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,              POSITION(S)                             OCCUPATION(S)            COMPLEX OVERSEEN          HELD BY
      ADDRESS              HELD WITH       LENGTH OF TIME            DURING               BY TRUSTEE/DIRECTOR     TRUSTEE/DIRECTOR
   AND BIRTHDATE            FUND(S)           SERVED              PAST 5 YEARS                 OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)         Chairman,         4 Years -          Since August 2000,                 77                 None
2005 Market Street      President, Chief   Executive Officer   Mr. Driscoll has served
Philadelphia, PA 19103     Executive                           in various executive
                          Officer and     1 Year - Trustee    capacities at different
March 10, 1963            Trustee(4)                                 times at
                                                               Delaware Investments(1)

                                                               Senior Vice President and
                                                            Director of Fixed-Income Process
                                                              - Conseco Capital Management
                                                               (June 1998 - August 2000)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

WALTER P. BABICH             Trustee         16 Years                Board Chairman -               94                 None
2005 Market Street                                               Citadel Construction
Philadelphia, PA 19103                                                Corporation
                                                                    (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
JOHN H. DURHAM               Trustee         25 Years(3)             Private Investor               94               Trustee -
2005 Market Street                                                                                              Abington Memorial
Philadelphia, PA 19103                                                                                                Hospital

August 7, 1937                                                                                                  President/Director -
                                                                                                                 22 WR Corporation
------------------------------------------------------------------------------------------------------------------------------------
JOHN A. FRY                  Trustee(4)       3 Years             President - Franklin &             77               Director -
2005 Market Street                                                    Marshall College                            Community Health
Philadelphia, PA 19103                                              (June 2002 - Present)                              Systems

May 28, 1960                                                     Executive Vice President -
                                                                  University of Pennsylvania
                                                                   (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
ANTHONY D. KNERR             Trustee          11 Years           Founder/Managing Director -         94                None
2005 Market Street                                                Anthony Knerr & Associates
Philadelphia, PA 19103                                              (Strategic Consulting)
                                                                       (1990 - Present)
December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
ANN R. LEVEN                 Trustee          15 Years          Treasurer/Chief Fiscal Officer -     94            Director and
2005 Market Street                                                  National Gallery of Art                       Audit Committee
Philadelphia, PA 19103                                                  (1994 - 1999)                           Chairperson - Andy
                                                                                                                 Warhol Foundation
November 1, 1940
                                                                                                            Director - Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------
THOMAS F. MADISON            Trustee          10 Years                 President/Chief               94              Director -
2005 Market Street                                                   Executive Officer -                           Banner Health
Philadelphia, PA 19103                                                MLM Partners, Inc.
                                                                 (Small Business Investing                           Director -
February 25, 1936                                                       & Consulting)                            Center Point Energy
                                                                  (January 1993 - Present)
                                                                                                                     Director -
                                                                                                                  Digital River Inc.

                                                                                                                     Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
JANET L. YEOMANS             Trustee           5 Years            Vice President/Mergers &           94                None
2005 Market Street                                             Acquisitions - 3M Corporation
Philadelphia, PA 19103                                            (January 2003 - Present)

July 31, 1948                                                        Ms. Yeomans has held
                                                                 various management positions
                                                                 at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               NUMBER OF              OTHER
                                                                   PRINCIPAL              PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,              POSITION(S)                             OCCUPATION(S)            COMPLEX OVERSEEN          HELD BY
      ADDRESS              HELD WITH       LENGTH OF TIME            DURING               BY TRUSTEE/DIRECTOR     TRUSTEE/DIRECTOR
   AND BIRTHDATE            FUND(S)           SERVED              PAST 5 YEARS                 OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

JOSEPH H. HASTINGS          Executive          1 Year       Mr. Hastings has served in            101                  None(3)
2005 Market Street       Vice President                    various executive capacities
Philadelphia, PA 19103         and                            at different times at
                         Chief Financial                       Delaware Investments
December 19, 1949            Officer
------------------------------------------------------------------------------------------------------------------------------------
RICHELLE S. MAESTRO         Executive          1 Year       Ms. Maestro has served in              94                  None(5)
2005 Market Street       Vice President,                  various executive capacities
Philadelphia, PA 19103     Chief Legal                       at different times at
                           Officer and                        Delaware Investments
November 26, 1957           Secretary
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL P. BISHOF         Senior Vice          8 Years       Mr. Bishof has served in              94                  None(3)
2005 Market Street         President                      various executive capacities
Philadelphia, PA 19103   and Treasurer                       at different times at
                                                              Delaware Investments
August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.

         Following is additional information regarding investment professionals affiliated with Delaware Group Income Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                     POSITION(S) HELD WITH DELAWARE     LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE                GROUP INCOME FUNDS               SERVED                      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
RYAN K. BRIST                         Executive Vice President and          4 Years          Executive Vice President and
2005 Market Street                  Managing Director - Fixed-Income                      Managing Director - Fixed Income -
Philadelphia, PA 19103-7094                                                                 Delaware Investment Advisers, a
                                                                                             series of Delaware Management
March 22, 1971                                                                                      Business Trust
                                                                                                   (2004 - Present)

                                                                                           Senior Vice President and Senior
                                                                                             Portfolio Manager - Delaware
                                                                                           Investment Advisers, a series of
                                                                                          Delaware Management Business Trust
                                                                                                     (2000 - 2004)

                                                                                         Senior Vice President, Senior Trader
                                                                                          and Corporate Specialist - Conseco
                                                                                                  Capital Management
                                                                                                     (1995 - 2000)
------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY L. RABE                      Senior Vice President - Senior         4 Years      Vice President and Senior High Yield
2005 Market Street                          High Yield Trader                                Trader - Delaware Investment
Philadelphia, PA 19103-7094                                                                 Advisers, a series of Delaware
                                                                                               Management Business Trust
September 18, 1970                                                                                  (2000 - Present)

                                                                                          Portfolio Manager - Conseco Capital
                                                                                                Management (1996 -2000)
------------------------------------------------------------------------------------------------------------------------------------

         The following table shows each Trustee's ownership of shares of the Fund and of all Delaware Investments funds as of December 31, 2004.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                             SECURITIES IN ALL REGISTERED
                                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                                                                            TRUSTEE IN FAMILY OF INVESTMENT
NAME                                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                   COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll                                Delaware Delchester Fund                          $50,001 - $100,000
                                                      $1 - $10,000
------------------------------------------------------------------------------------------------------------------------------------
David K. Downes                                           none                                       Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Walter A. Babich                              Delaware Corporate Bond Fund                           Over $100,000
                                                   $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                           Delaware High-Yield Opportunities Fund                      Over $100,000
                                                    $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                                               none                                       Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                                          none                                     $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                                              none                                       Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                                         none                                     $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                                          none                                     $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Income Funds and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or director for the fiscal year ended July 31, 2004 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of July 31, 2004. Only the independent trustees of Income Funds receive compensation from Income Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                        PENSION RETIREMENT
                                      AGGREGATE         BENEFITS ACCRUED AS     ESTIMATED ANNUAL      TOTAL COMPENSATION FROM
                                  COMPENSATION FROM       PART OF TRUST         BENEFITS UPON         DELAWARE INVESTMENTS
NAME                                   THE TRUST             EXPENSES            RETIREMENT(1)        INVESTMENT COMPANIES(2)
------------------------------------------------------------------------------------------------------------------------------------
Walter B. Babich                        $3,638                 None                $70,000                   $97,733
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                          $3,256                 None                $70,000                   $87,443
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                        $3,454                 None                $70,000                   $94,733
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                            $3,807                 None                $70,000                  $106,733
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                       $3,600                 None                $70,000                  $101,733
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                             $3,413                 None                $70,750                   $81,634
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                        $3,600                 None                $70,000                  $101,733
------------------------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of July 31, 2004, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director (other than John A. Fry) currently receives a total annual retainer fee of $61,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $45,750 for serving as a Trustee/Director for 24 investment companies in Delaware Investments, plus $2,358 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,000 for each meeting. Members of the nominating committee receive additional compensation of $1,500 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $5,000 and $1,000, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000.


         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent registered public accounting firm and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held six meetings during the Trust's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee held four meetings during the Trust's last fiscal year.

GENERAL INFORMATION

         The Trust is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Income Funds was originally organized as a Delaware corporation in 1970. It was subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on September 29, 1999.

         The Board of Trustees is responsible for overseeing the performance of each Fund's investment advisor and determining whether to approve and/or renew each Fund's investment management agreement. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         The nature, extent and quality of the services provided by the investment advisor.

         The investment performance of the fund's assets managed by the investment advisor.

         The fair market value of the services provided by the investment advisor.

         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

         The extent to which economies of scale would be realized as the fund grows.

         Other benefits accruing to the investment advisor or its affiliates from its relationship with the fund.

         The investment advisor's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

         At its annual contract review meeting (the "Annual Meeting"), the Board of Trustees was presented with information concerning each Delaware Investments service provider to the Funds, including the Manager, the Distributor and the transfer agent, shareholder servicing agent and fund accountant. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to the Funds and both the costs to the Funds and the profit to Delaware Investments. Throughout the prior year, the Board also received regular reports detailing performance, the current investment strategies for the Funds and Fund expenses. In addition, at the Annual Meeting the Board separately received and reviewed independent historical and comparative reports provided by Lipper, Inc. ("Lipper") that analyzed the Funds' performance over a ten-year period, as well as actual and contractual management and total expenses. The reports also provided comparative information for performance and expenses against the Funds' peer mutual funds. In addition to information pertaining to the Funds, the Board also received similar information concerning all of the other investment companies in the Delaware Investments Family of Funds.

         In reviewing the investment management agreements for the Funds, the Board of Trustees considered the Funds' performance relative to their performance goals, peers and benchmark, the investment process and controls used in managing the Funds, the Funds' fees and expenses relative to their peers, the experience and qualifications of personnel responsible for managing the Funds and quality of other services provided to the Funds in addition to investment advice.

         The Board met in executive session to consider the investment management agreements. The independent Trustees also met separately with Lipper. The Board believed that management had effectively communicated with the Board and had been very responsive to the issues raised by the Board during the previous year. The Board was pleased with the current staffing within the Funds' investment advisor during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to fund management. The Board considered the overall benefits provided by Delaware Investments' strong corporate management and compliance oversight to all funds in the complex.

         In considering the investment performance of the Funds and of comparable mutual funds advised by Delaware Investments, the Board looked at each Fund's performance relative to its peers and benchmark. The performance numbers excerpted from the materials reviewed by the Board below represent annualized total returns and are calculated using a Fund's daily net asset value. Performance numbers assume reinvestment of income distributions and capital gains on the ex-dividend date. The Funds' performance over the past one, three and five year periods ended February 29, 2004 and quartile ranking of each of the Funds compared by Lipper to their respective peer group is as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                 1 YEAR            3 YEARS             5 YEARS
-------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                                     11.73%             11.13%               8.58%
                                                         first quartile     first quartile      first quartile
-------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund                                         27.02%              4.25%              -1.40%
                                                         first quartile     third quartile     fourth quartile
-------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund                             15.18%             13.63%               9.69%
                                                         first quartile     first quartile      first quartile
-------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund                           27.13%              6.69%               5.04%
                                                         first quartile    second quartile      first quartile
-------------------------------------------------------------------------------------------------------------------

         In considering the costs of the services to be provided and profits to be realized by Delaware and its affiliates from the relationship with the Funds, the Board considered the service fees charged to each Fund and the fair market value of the services provided by Delaware.

     The Board's objective is to limit the total expense ratio of the Funds to an acceptable range as compared to the median of a peer group of comparable mutual funds. The Board took into consideration management's agreement with that objective and the means of implementing that objective, which could include certain types of remedial actions as well as potential future voluntary or contractual expense caps.

         In considering the level of the Funds' expenses, the Board reviewed each Fund's current average for its peers. The Board looked at the advisory fees of each Fund compared to their peer groups and at overall levels of expenses for each of the Funds compared to its respective peer group. Each Fund's quartile rankings (as of each Fund's last fiscal year) for contractual management fees, actual management fees and total expenses were as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                          Contractual               Actual
                                                        Management Fees         Management Fees           Total Expenses
----------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                              1st quartile            1st quartile            1st quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund                                  2nd quartile            3rd quartile            4th quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund                      2nd quartile            1st quartile            1st quartile
----------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund                    2nd quartile            4th quartile            2nd quartile
----------------------------------------------------------------------------------------------------------------------------

     The Board found each Fund's fees to be appropriate after considering these factors and generally in line with fees charged to comparable funds in the industry and noted, where relevant, that the investment adviser had implemented fee waivers to reduce the fees of certain funds.

     The Board also reviewed the quality of services performed by the investment advisor's affiliates on behalf of each Fund, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment advisor's affiliate for the quality of service it provided to the Funds' investors.

     Delaware provides investment management services to certain of the other funds in the Delaware Investments family. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial Intermediary Distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

       The Distributor acts as national distributor for the Funds and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

--------------------------------------------------------------------------------------------------------------------
                                      DELAWARE DELCHESTER FUND CLASS A SHARES
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL AMOUNT                   AMOUNTS                         NET
                                    OF UNDERWRITING                 REALLOWED                    COMMISSION
      FISCAL YEAR ENDED               COMMISSIONS                   TO DEALERS                     TO DDLP
      -----------------             ---------------                 ----------                   -----------
           7/31/04                       $162,748                    $141,950                      $20,798
           7/31/03                       $211,748                    $195,272                      $16,476
           7/31/02                       $122,527                    $103,737                      $18,790
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                               DELAWARE HIGH-YIELD OPPORTUNITIES FUND CLASS A SHARES
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL AMOUNT                   AMOUNTS                         NET
                                    OF UNDERWRITING                 REALLOWED                    COMMISSION
      FISCAL YEAR ENDED               COMMISSIONS                   TO DEALERS                     TO DDLP
      -----------------             ---------------                 ----------                   -----------

           7/31/04                        $96,518                     $82,066                      $14,452
           7/31/03                       $102,219                     $90,869                      $11,350
           7/31/02                        $42,324                     $35,413                       $6,911
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                    DELAWARE CORPORATE BOND FUND CLASS A SHARES
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL AMOUNT                   AMOUNTS                         NET
                                    OF UNDERWRITING                 REALLOWED                    COMMISSION
      FISCAL YEAR ENDED               COMMISSIONS                   TO DEALERS                     TO DDLP
      -----------------             ---------------                 ----------                   -----------

           7/31/04                       $284,107                    $246,755                      $37,352
           7/31/03                       $274,332                    $244,969                      $29,363
           7/31/02                       $130,898                    $110,199                      $20,699
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                DELAWARE EXTENDED DURATION BOND FUND CLASS A SHARES
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL AMOUNT                   AMOUNTS                         NET
                                    OF UNDERWRITING                 REALLOWED                    COMMISSION
      FISCAL YEAR ENDED               COMMISSIONS                   TO DEALERS                     TO DDLP
      -----------------             ---------------                 ----------                   -----------

           7/31/04                        $92,885                     $90,629                       $2,256
           7/31/03                        $71,725                     $63,333                       $8,392
           7/31/02                        $27,667                     $23,424                       $4,243
--------------------------------------------------------------------------------------------------------------------

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

------------------------------------------------------------------------------------------------------------------
                                                                        DELAWARE
                                             DELAWARE HIGH-YIELD     CORPORATE BOND      DELAWARE EXTENDED
                       DELAWARE DELCHESTER    OPPORTUNITIES FUND          FUND          DURATION BOND FUND
 FISCAL YEAR ENDED       CLASS A SHARES         CLASS A SHARES       CLASS A SHARES       CLASS A SHARES
 -----------------     -------------------   -------------------     --------------     ------------------
       7/31/04                   $0                   $0                   $0                   $0
       7/31/03                   $0                   $0                   $0                   $0
       7/31/02                   $0                   $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------


         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:

------------------------------------------------------------------------------------------------------------------
                                                                        DELAWARE
                                             DELAWARE HIGH-YIELD     CORPORATE BOND      DELAWARE EXTENDED
                       DELAWARE DELCHESTER    OPPORTUNITIES FUND          FUND          DURATION BOND FUND
 FISCAL YEAR ENDED       CLASS B SHARES         CLASS B SHARES       CLASS B SHARES       CLASS B SHARES
 -----------------     -------------------   -------------------     --------------     ------------------
       7/31/04              $160,276               $54,884              $73,793               $33,279
       7/31/03              $196,429               $46,592              $79,510                $7,663
       7/31/02              $431,469               $43,484              $48,606                $3,237
------------------------------------------------------------------------------------------------------------------

         The Distributor received CDSC payments with respect to each Fund as follows:

------------------------------------------------------------------------------------------------------------------
                                                                        DELAWARE
                                             DELAWARE HIGH-YIELD     CORPORATE BOND      DELAWARE EXTENDED
                       DELAWARE DELCHESTER    OPPORTUNITIES FUND          FUND          DURATION BOND FUND
 FISCAL YEAR ENDED       CLASS C SHARES         CLASS C SHARES       CLASS C SHARES       CLASS C SHARES
 -----------------     -------------------   -------------------     --------------     ------------------
       7/31/04                $3,456                  $8,776           $13,116                 $7,215
       7/31/03                $7,952                  $1,463            $4,310                 $1,395
       7/31/02                $1,879                  $1,079            $1,407                   $588
                                                                                                    -
------------------------------------------------------------------------------------------------------------------

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge for (i) each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:

                   Shareholder Accounts          $21.25 Per Annum
                   Retirement Accounts           $30.00 Per Annum

         These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

         The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each Fund and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Income Funds to delete the words "Delaware Group" from a Fund's name.

         JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for a Fund, JPMorgan maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

CAPITALIZATION
         Income Funds has an unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each fund offers four classes of shares, each representing a proportionate interest in the assets of that Fund, and each having the same voting and other rights and preferences as the other classes, except that shares of a Fund's Institutional Class may not vote on matters affecting that Fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares of a fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plans relating to its Class A Shares. General expenses of a fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of each Fund's Class A, Class B, Class C Shares and Class R Shares will be allocated solely to those classes.

         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

         Until September 30, 1996, Income Funds operated as Delaware Group Delchester High-Yield Bond Fund, Inc., and offered one series of shares, the Delchester Fund series. Beginning September 30, 1996, Income Funds offered Strategic Income Fund series, beginning December 27, 1996 offered the Delaware High-Yield Opportunities Fund series and beginning September 14, 1998 offered Delaware Corporate Bond Fund series and Delaware Extended Duration Bond Fund series. Beginning August 16, 1999, Delchester Fund changed its name and its classes' names to Delaware Delchester Fund; Strategic Income Fund changed its name and its classes' names to Delaware Strategic Income Fund; High-Yield Opportunities Fund changed its name and its classes' names to Delaware High-Yield Opportunities Fund; Corporate Bond Fund changed its name and its classes' names to Delaware Corporate Bond Fund; and Extended Duration Bond Fund changed its name and its classes' names to Delaware Extended Duration Bond Fund. Effective as of September 29, 1999, Delaware Group Income Funds, Inc. changed its name to Delaware Group Income Funds. Class R Shares were offered on June 2, 2003. Delaware Strategic Income Fund merged its shares into Delaware Diversified Income Fund, a series of Delaware Group Adviser Funds, on March 29, 2004.

NONCUMULATIVE VOTING
         INCOME FUNDS' SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF INCOME FUNDS VOTING FOR THE ELECTION OF TRUSTEES CAN ELECT ALL THE TRUSTEES IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY TRUSTEES.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent registered public accounting firm for Delaware Group Income Funds and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets (and Statement of Assets and Liabilities, as applicable), Statement of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent registered public accounting firm, for the fiscal year ended July 31, 2004, are included in the Funds' Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--RATINGS

GENERAL RATING INFORMATION

BONDS
         The ratings list below can be further described as follows. For all categories lower than Aaa, Moody's Investors Service, Inc. includes a "1", "2" or "3" following the rating to designate a high, medium or low rating, respectively. Similarly, for all categories lower than AAA, Standard & Poor's and Fitch IBCA, Inc. may add a "+" or "-" following the rating to characterize a higher or lower rating, respectively.

------------------------------------------------------------------------------------------------------------------------------------
MOODY'S INVESTORS               Aaa            Highest quality, smallest degree of investment risk.
SERVICE, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                Aa             High quality; together with Aaa bonds, they compose the high-grade bond group.
------------------------------------------------------------------------------------------------------------------------------------
                                A              Upper-medium-grade obligations; many favorable investment attributes.
------------------------------------------------------------------------------------------------------------------------------------
                                Baa            Medium-grade obligations; neither highly protected nor poorly secured.
                                               Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time.

-----------------------------------------------------------------------------------------------------------------------------------
                                Ba             More uncertain with speculative elements. Protective of interest and principal payments not well safeguarded in good and bad times.
------------------------------------------------------------------------------------------------------------------------------------
                                B              Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
------------------------------------------------------------------------------------------------------------------------------------
                                Caa            Poor standing, may be in default; elements of danger with respect to principal or interest payments.
------------------------------------------------------------------------------------------------------------------------------------
                                Ca             Speculative in high degree; could be in default or have other marked shortcomings.
------------------------------------------------------------------------------------------------------------------------------------
                                C              Lowest rated. Extremely poor prospects of ever attaining investment standing.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STANDARD & POOR'S               AAA            Highest rating; extremely strong capacity to pay principal and interest.
------------------------------------------------------------------------------------------------------------------------------------
                                AA             High quality; very strong capacity to pay principal and interest.
------------------------------------------------------------------------------------------------------------------------------------
                                A              Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
------------------------------------------------------------------------------------------------------------------------------------
                                BBB            Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.
------------------------------------------------------------------------------------------------------------------------------------
                                BB, B,         Predominantly speculative with respect to the issuer's capacity to meet
                                CCC, CC        required interest and principal payments. BB-lowest degree of speculation;
                                               CC-the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
------------------------------------------------------------------------------------------------------------------------------------
                                D              In default.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FITCH IBCA, INC.                AAA            Highest quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
------------------------------------------------------------------------------------------------------------------------------------
                                AA             Very high quality; obligor's ability to pay interest and repay principal is very strong. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
------------------------------------------------------------------------------------------------------------------------------------
                                A              High quality; obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.
------------------------------------------------------------------------------------------------------------------------------------
                                BBB            Satisfactory credit quality; obligor's ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.
------------------------------------------------------------------------------------------------------------------------------------
                                BB,            Not investment grade; predominantly speculative with respect to the issuer's
                                CCC,           capacity to repay interest and repay principal in accordance with the terms
                                CC, C          of the obligation for bond issues not in default. BB is the least speculative.
                                               C is the most speculative.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
------------------------------------------------------------------------------------------------------------------------------------
MOODY'S                                  S&P                                    FITCH
------------------------------------------------------------------------------------------------------------------------------------
P-1              Superior quality        A-1+      Extremely strong quality     F-1+       Exceptionally strong quality
P-2              Strong quality          A-1       Strong quality               F-1        Very strong quality
P-3              Acceptable quality      -------------------------------------------------------------------------------------------
                                         A-2       Satisfactory quality         F-2        Good credit quality
                                         A-3       Adequate quality             F-3        Fair quality
                                         B         Speculative quality          F-S        Weak credit quality
                                         C         Doubtful quality
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATE AND MUNICIPAL NOTES
------------------------------------------------------------------------------------------------------------------------------------
MOODY'S                                  S&P                                    FITCH
------------------------------------------------------------------------------------------------------------------------------------
MIG1/
VMIG1            Best quality            SP1+      Very strong quality          F-1+       Exceptionally strong quality
                                         SP1       Strong grade                 F-1        Very strong quality
------------------------------------------------------------------------------- F-2        Good credit quality
MIG2/                                    SP2       Satisfactory grade           F-3        Fair credit quality
VMIG2            High quality            SP3       Speculative grade            F-S        Weak credit quality
---------------------------------------
MIG3/
VMIG3            Favorable quality
------------------------------------------------------------------------------------------------------------------------------------
MIG4/
VMIG4            Adequate quality
---------------------------------------
SG               Speculative quality
------------------------------------------------------------------------------------------------------------------------------------

EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS
             Standard & Poor's. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

             Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

             Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

             The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

             Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

             The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

   -----------------------------------------------------------------------------
    A+     Highest             B+     Average             C    Lowest
   -----------------------------------------------------------------------------
    A      High                B      Below Average       D    In Reorganization
   -----------------------------------------------------------------------------
    A-     Above Average       B-     Lower
   -----------------------------------------------------------------------------

          NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

          The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

          A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK RATING
----------------------

------------------------------------------------------------------------------------------------------------------------------------
MOODY'S INVESTORS            Aaa        Considered to be a top-quality preferred stock.  This rating indicates good asset
SERVICE, INC.                           protection and the least risk of dividend impairment within the universe of preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
                             Aa         Considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
------------------------------------------------------------------------------------------------------------------------------------
                             A          Considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
------------------------------------------------------------------------------------------------------------------------------------
                             Baa        Considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
------------------------------------------------------------------------------------------------------------------------------------
                             Ba         Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
------------------------------------------------------------------------------------------------------------------------------------
                             B          Generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
------------------------------------------------------------------------------------------------------------------------------------
                             Caa        Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
------------------------------------------------------------------------------------------------------------------------------------
                             Ca         Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
------------------------------------------------------------------------------------------------------------------------------------
                             C          The lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
------------------------------------------------------------------------------------------------------------------------------------
STANDARD & POOR'S            AAA        Has the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
------------------------------------------------------------------------------------------------------------------------------------
                             AA         Qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated
                                        "AAA".
------------------------------------------------------------------------------------------------------------------------------------
                             A          Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
------------------------------------------------------------------------------------------------------------------------------------
                             BBB        Regarded as backed by an adequate capacity to pay the preferred stock obligations.
                                        Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A"
                                        category.
------------------------------------------------------------------------------------------------------------------------------------
                             BB,B,      Regarded, on balance, as predominantly speculative with respect to the issuer's
                             CCC        capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
------------------------------------------------------------------------------------------------------------------------------------
                             CC         Reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
------------------------------------------------------------------------------------------------------------------------------------
                             C          A non-paying issue.
                             D          A non-paying issue with the issuer in default on debt instruments.
                             NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
------------------------------------------------------------------------------------------------------------------------------------


                           DELAWARE GROUP INCOME FUNDS
                          DELAWARE CORPORATE BOND FUND
                            DELAWARE DELCHESTER FUND
                      DELAWARE EXTENDED DURATION BOND FUND
                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND

                                 (EACH A "FUND")

 SUPPLEMENT TO THE FUND'S PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

From September 29, 2004 through November 1, 2004, the following information supplements the Funds' prospectuses.

The Funds' Board of Trustees approved changes to the Funds' investment policies effective November 1, 2004. Those changes are reflected in each Fund's current Prospectus dated September 29, 2004. Because those changes are not yet effective, the current policies are provided in this supplement for your information until November 1, 2004. Please carefully review both sets of policies with your financial advisor when making an investment decision.

Until November 1, 2004, the Funds' investment policies will remain as described below:

FOR ALL FUNDS:
The following replaces similar language in the Prospectuses and Statements of Additional Information:

Delaware Delchester Fund may invest up to 20% of total assets in foreign securities. Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund each may invest up to 15% of total assets in foreign securities. Securities of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

The following information is deleted from each Fund's Prospectus under the section titled "The securities we typically invest in" and all mentions of this policy are deleted from each Fund's Statement of Additional Information and will not be in effect until November 1, 2004:

------------------------------------------------------------------------------------------------------------------------------
                           SECURITIES                                                   HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------
Loan participations: An interest in a loan or other direct      Each Fund may loan up to 25% of its assets to qualified
indebtedness, such as an assignment, that entitles the          broker/dealers or institutional investors for their use
acquiring of such interest to payments of interest, principal   relating to short sales and other security transactions. The
and/or other amounts due under the structure of the loan or     Fund may invest in loans, including assignments and
other direct indebtedness. In addition to being structured as   participation interests.
secured or unsecured loans, such investments could be
structured as novations or assignments or represent trade or other claims owed by a company to a supplier.
------------------------------------------------------------------------------------------------------------------------------

The following information is deleted from each Fund's Prospectus under the section titled "The risks of investing in the Funds" and all mentions of this policy are deleted from each Fund's Statement of Additional Information and will not be in effect until November 1, 2004:

------------------------------------------------------------------------------------------------------------------------------
                             RISKS                                                HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------
Loans and Other Direct Indebtedness involve the risk that the   These risks may not be completely eliminated, but we will
Fund will not receive payment of principal, interest and other  attempt to reduce these risks through portfolio
amounts due in connection with these investments and will       diversification, credit analysis and attention to trends in the
depend primarily on the financial condition of the borrower.    economy, industries and financial markets. As these securities
Loans that are fully secured offer a Fund more protection than  may be illiquid, they would be subject to the Fund's
an unsecured loan in the event of non-payment of scheduled      restrictions on illiquid securities.
interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct
indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which
obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not
otherwise decide to do so (including at a time when the
company's financial condition makes it unlikely that such
amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and
maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a Fund may be required to rely upon another lending
institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency,
bankruptcy or reorganization of the lending institution may
delay or prevent the Fund from receiving such amounts. The
highly leveraged nature of many such loans and other direct
indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct
indebtedness may involve additional risk to the Fund.
------------------------------------------------------------------------------------------------------------------------------

FOR DELAWARE CORPORATE BOND FUND AND DELAWARE EXTENDED DURATION BOND FUND:
The following information is deleted from the Funds' Prospectuses under the section titled "The risks of investing in the Funds" and all mentions of this policy are deleted from the Funds' Statement of Additional Information and will not be in effect until November 1, 2004:

------------------------------------------------------------------------------------------------------------------------------
                             RISKS                                                HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be         We carefully evaluate the reward and risk associated with each
adversely affected by political instability, changes in         foreign security that we consider.
currency exchange rates, foreign economic conditions or         We may invest up to 25% of the portfolio in securities of
inadequate regulatory and accounting standards.                 foreign issuers.
------------------------------------------------------------------------------------------------------------------------------

FOR DELAWARE DELCHESTER FUND:
The following replaces all similar references in the Fund's Prospectuses and Statement of Additional Information:

The Fund may invest up to 10% of net assets in illiquid securities.



THIS SUPPLEMENT IS DATED SEPTEMBER 29, 2004.

                                     PART C

                                Other Information


Item 23.       Exhibits

                         (a)     Agreement and Declaration of Trust.

                                 (1)      Agreement and Declaration of Trust
                                          (December 17, 1998) incorporated into
                                          this filing by reference to
                                          Post-Effective Amendment No. 61 filed
                                          July 29, 1999.

                                 (2)      Certificate of Trust (December 17,
                                          1998) incorporated into this filing by
                                          reference to Post-Effective Amendment
                                          No. 61 filed July 29, 1999.


                         (b)     By-Laws. Form of amended and Restated By-Laws
                                (August 19, 2004) attached as Exhibit.

                         (c) Copies of All Instruments Defining the Rights of Holders.

                                 (1)      Agreement and Declaration of Trust.
                                          Articles III, IV, V and VI of
                                          Agreement and Declaration of Trust
                                          incorporated into this filing by
                                          reference to Post-Effective Amendment
                                          No. 61 filed July 29, 1999.

                                 (2)      By-Laws. Article II of By-Laws
                                          incorporated into this filing by
                                          reference to Post-Effective Amendment
                                          No. 61 filed July 29, 1999.

                         (d)     Investment Management Agreement and
                                 Sub-Advisory Agreement.

                                 (1)      Executed Investment Management
                                          Agreement (September 29, 1999) between
                                          Delaware Management Company and the
                                          Registrant incorporated into this
                                          filing by reference to Post-Effective
                                          Amendment No. 65 filed October 17,
                                          2002.

                                 (2)      Executed Sub-Advisory Agreement
                                          (September 29, 1999) between Delaware
                                          International Advisers Ltd. And
                                          Delaware Management Company on behalf
                                          of Delaware Strategic Income Fund
                                          incorporated into this filing by
                                          reference to Post-Effective Amendment
                                          No. 65 filed October 17, 2002.

                         (e)     (1)      Distribution Agreement.

                                          (i)   Executed Distribution Agreement
                                                (May 15, 2003) between Delaware
                                                Distributors, L.P. and the
                                                Registrant incorporated into
                                                this filing by reference to
                                                Post-Effective Amendment No. 67
                                                filed September 29, 2002.

                                          (ii)  Executed Financial Intermediary
                                                Distribution Agreement (January
                                                1, 2001) between Delaware
                                                Distributors, L.P. and Lincoln
                                                Financial Distributotrs, Inc.
                                                incorporated into this filing by
                                                reference to Post-Effective
                                                Amendment No. 65 filed September
                                                28, 2001.

                                          (iii) Executed Second Amended and
                                                Restated Financial Intermediary
                                                Distribution Agreement (August
                                                21, 2003) between Delaware
                                                Distributors, L.P. and Lincoln
                                                Financial Distributors, Inc. on
                                                behalf of the Registrant
                                                attached as Exhibit.

                                          (iv)  Executed Appendix A (December
                                                20, 2001) to the Financial
                                                Intermediary Distribution
                                                Agreement incorporated into this
                                                filing by reference to
                                                Post-Effective Amendment No. 65
                                                filed October 17, 2002.

                                 (2) Dealer's Agreement. Dealer's Agreement (December 20, 2001) incorporated into this filing by reference to
                                          Post-Effective Amendment No. 65 filed
                                          October 17, 2002.

                                 (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed October 17, 2002.

                                 (4)      Registered Investment Advisers
                                          Agreement. Registered Investment
                                          Advisers Agreement (January 2001)
                                          incorporated into this filing by
                                          reference to Post-Effective Amendment
                                          No. 65 filed October 17, 2002.

                                 (5)      Bank/Trust Agreement. Bank/Trust
                                          Agreement (August 2004) attached as
                                          Exhibit.

                         (f)     Inapplicable.


                         (g)     Custodian Agreement.

                                 (1)      Executed Custodian Agreement (May 1,
                                          1996) between JPMorgan Chase Bank
                                          (formerly The Chase Manhattan Bank)
                                          and the Registrant incorporated into
                                          this filing by reference to
                                          Post-Effective Amendment No. 53 filed
                                          July 17, 1996.

                                          (i)   Executed Amendment (July 1,
                                                2001) to the Custodian Agreement
                                                between JPMorgan Chase Bank
                                                (formerly The Chase Manhattan
                                                Bank) and the Registrant
                                                incorporated into this filing by
                                                reference to Post-Effective
                                                Amendment No. 65 filed October
                                                17, 2002.

                                          (ii)  Executed Amendment No. 1 to
                                                Schedule A (July 17, 2003) of
                                                the Custodian Agreement between
                                                JPMorgan Chase Bank and the
                                                Registrant incorporated into
                                                this filing by reference to
                                                Post-Effective Amendment No. 67
                                                filed September 29, 2002.

                                          (iii) Executed Letter (December 27,
                                                1996) to The Chase Manhattan
                                                Bank to add the Delaware
                                                High-Yield Opportunities Fund to
                                                the Custodian Agreement between
                                                The Chase Manhattan Bank and the
                                                Registrant incorporated into
                                                this filing by reference to
                                                Post-Effective Amendment No. 59
                                                filed July 2, 1998.

                                          (iv)  Executed Letter (September 14,
                                                1998) to The Chase Manhattan
                                                Bank to add the Delaware
                                                Corporate Bond Fund and the
                                                Delaware Extended Duration Bond
                                                Fund to the Custodian Agreement
                                                between The Chase Manhattan Bank
                                                and the Registrant incorporated
                                                into this filing by reference to
                                                Post-Effective Amendment No. 63
                                                filed September 29, 2000.

                                          (v)   Executed Letter (September 24,
                                                1998) to The Chase Manhattan
                                                Bank to add the Strategic Income
                                                Fund to the Custodian Agreement
                                                between The Chase Manhattan Bank
                                                and the Registrant incorporated
                                                into this filing by reference to
                                                Post-Effective Amendment No. 63
                                                filed September 29, 2000.

                                 (2) Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 65 filed October 17, 2002.

                         (h) Other Material Contracts.

                                 (1)      Executed Shareholders Services
                                          Agreement (April 19, 2001) between
                                          Delaware Service Company, Inc. and the
                                          Registrant incorporated into this
                                          filing by reference to Post-Effective
                                          Amendment No. 65 filed October 17,
                                          2002.

                                          (i)   Executed Schedule B (May 15,
                                                2003) to the Shareholders
                                                Services Agreement incorporated
                                                into this filing by reference to
                                                Post-Effective Amendment No. 67
                                                filed September 29, 2002.

                                          (ii)  Executed Amendment Letter
                                                (August 23, 2002) to the
                                                Shareholder Services Agreement
                                                incorporated into this filing by
                                                reference to Post-Effective
                                                Amendment No. 67 filed September
                                                29, 2002.

                                 (2) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed September 27, 1996 and Post-Effective Amendment No. 59 filed July 2, 1998.

                                          (i)   Form of Amendment No. 29
                                                (December 1, 2004) to Delaware
                                                Group of Funds Fund Accounting
                                                Agreement attached as Exhibit.

                                          (ii)  Executed Schedule B (May 16,
                                                2002) to the Delaware Group of
                                                Funds' Fund Accounting Agreement
                                                incorporated into this filing by
                                                reference to Post-Effective
                                                Amendment No. 65 filed October
                                                17, 2002.

                         (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

                         (j)     Consent and Report of Auditors. Attached as
                                 Exhibit.

                         (k-l)   Inapplicable.

                         (m)     Plans under Rule 12b-1.

                                 (1)      Plan under Rule 12b-1 for Class A
                                          (April 19, 2001) incorporated into
                                          this filing by reference to
                                          Post-Effective Amendment No. 65 filed
                                          September 28, 2001.

                                 (2)      Plan under Rule 12b-1 for Class B
                                          (April 19, 2001) incorporated into
                                          this filing by reference to
                                          Post-Effective Amendment No. 65 filed
                                          September 28, 2001.

                                 (3)      Plan under Rule 12b-1 for Class C
                                          (April 19, 2001) incorporated into
                                          this filing by reference to
                                          Post-Effective Amendment No. 65 filed
                                          September 28, 2001.

                                 (4) Plan under Rule 12b-1 for Class R (May 15, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 67 filed September 29, 2002.

                         (n) Plan under Rule 18f-3. Plan under Rule 18f-3 (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 66 filed April 30, 2003.

                         (o)     Innapplicable.

                         (p)     Codes of Ethics.

                                 (1)      Code of Ethics for the Delaware
                                          Investments' Family of Funds attached
                                          as Exhibit.

                                 (2)      Codes of Ethics for Delaware
                                          Management Company (a series of
                                          Delaware Management Business Trust)
                                          and Delaware Distributors, L.P.
                                          attached as Exhibit.

                                 (3) Code of Ethics for Lincoln Financial Distributors, Inc. attached as Exhibit.

                         (q) Trustees' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 65 filed September 28, 2001.


Item 24. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

Item 25.       Business and Other Connections of Investment Advisor.

               Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 26 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

               The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.


-------------------------------------- -------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*   POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
                                       POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Jude T. Driscoll                       President/Chief Executive Officer of Delaware Management Company, Delaware Investment
                                       Advisers and Delaware Capital Management (each a series of Delaware Management Business
                                       Trust)

                                       Chairman/President/Chief Executive Officer of each fund in the Delaware Investments
                                       Family of Funds

                                       Chairman and Director of Delaware International Advisers Ltd.

                                       President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings,
                                       Inc., DMH Corp, Delaware Investments U.S., Inc., Delaware General Management, Inc.,
                                       Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors,
                                       Inc., Retirement Financial Services, Inc., Delaware Management Business Trust, Delaware
                                       Distributors, L.P., Lincoln National Investment Companies, Inc. and LNC Administrative
                                       Services Corporation

                                       President of Delaware Lincoln Cash Management (a series of Delaware Management Business
                                       Trust)

                                       Director of HYPPCO Finance Company Ltd.
-------------------------------------- -------------------------------------------------------------------------------------------
John C. E. Campbell                    Executive Vice President/Global Marketing & Client Services of Delaware Management
                                       Company (a series of Delaware Management Business Trust)

                                       Executive Vice President/Global Marketing Sales, Client Services & Product Development
                                       and President/Global Institutional Services of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)

                                       Director of Delaware International Advisers Ltd.
-------------------------------------- -------------------------------------------------------------------------------------------
Patrick P. Coyne                       Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of
                                       Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management
                                       (each series of Delaware Management Business Trust), Delaware Management Holdings, Inc.,
                                       Delaware Management Business Trust and Lincoln National Investment Companies, Inc.

                                       Executive Vice President/Managing Director/Head of Equity Investments of each fund in the
                                       Delaware Investments Family of Funds

                                       President and Director of Lincoln National Convertible Securities Fund, Inc. and Lincoln
                                       National Income Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------



-------------------------------------- -------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*   POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
                                       POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Joseph H. Hastings                     Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of Delaware
                                       Management Company, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                       Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware
                                       Management Company, Inc., Delaware Service Company, Inc., Delaware Management Business
                                       Trust, Lincoln National Investment Companies, Inc. and LNC Administrative Services
                                       Corporation

                                       Executive Vice President/Chief Financial Officer/Treasurer and Director of Delaware
                                       Management Trust Company

                                       Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc.
                                       and each fund in the Delaware Investments Family of Funds

                                       Executive Vice President/Interim Chief Financial Officer/Controller of Delaware
                                       Investment Advisers (a series of Delaware Management Business Trust)

                                       Executive Vice President of Delaware Distributors, Inc. and Delaware Distributors, L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
Joanne O. Hutcheson                    Executive Vice President/Chief Operating Officer of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                       Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware
                                       Management Company, Inc., Delaware Management Business Trust and Lincoln National
                                       Investment Companies, Inc.

                                       Executive Vice President/Chief Operating Officer and Director of Delaware Service
                                       Company, Inc., Retirement Financial Services, Inc. and LNC Administrative Services
                                       Corporation

                                       Executive Vice President of Delaware Distributors, Inc., Delaware Distributors, L.P.

                                       Senior Vice President/Human Resources of Delaware Management Trust Company
-------------------------------------- -------------------------------------------------------------------------------------------
Richelle S. Maestro                    Executive Vice President/General Counsel/Secretary of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                       Family of Funds

                                       Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware
                                       Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Delaware General
                                       Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                       Delaware Distributors, Inc., Retirement Financial Services, Inc., Lincoln National
                                       Investment Companies, Inc. and LNC Administrative Services Corporation

                                       Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management
                                       Business Trust and Delaware Distributors, L.P.

                                       Senior Vice President/General Counsel/Secretary of Delaware Management Trust Company

                                       Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc. and
                                       Lincoln National Income Fund, Inc.

                                       General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA.

-------------------------------------- -------------------------------------------------------------------------------------------


-------------------------------------- -------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*   POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
                                       POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
See Yeng Quek Executive                Vice President/Managing Director/Chief Investment Officer - Fixed Income of Delaware
                                       Management Company, Delaware Investment Advisers and Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                       Family of Funds

                                       Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income and
                                       Director/Trustee of Delaware Management Holdings, Inc., Delaware Management Business Trust
                                       and Lincoln National Investment Companies, Inc.

                                       Director/Trustee of DHM Corp., Delaware Investments U.S., Inc., Delaware Management
                                       Company, Inc., Delaware Service Company, Inc. and HYPPCO Finance Company Ltd.
-------------------------------------- -------------------------------------------------------------------------------------------
Gerald S. Frey                         Managing Director/Chief Investment Officer - Growth Investing of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., Delaware
                                       Management Business Trust, Lincoln National Investments Companies, Inc. and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Douglas L. Anderson                    Senior Vice President/Operations of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc., Delaware Distributors, Inc.,
                                       Retirement Financial Services, Inc. and Delaware Distributors, L.P

                                       Senior Vice President/Operations and Director of Delaware Management Trust Company
-------------------------------------- -------------------------------------------------------------------------------------------
Robert L. Arnold                       Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                                       Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Marshall T. Bassett                    Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                       Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Christopher S. Beck                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                       Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Michael P. Bishof                      Senior Vice President/Investment Accounting of Delaware Management Company, Delaware
                                       Capital Management (each a series of Delaware Management Business Trust), Delaware
                                       Service Company, Inc. and Delaware Distributors, L.P.

                                       Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a
                                       series of Delaware Management Business Trust)

                                       Senior Vice President/Manager of Investment Accounting of Delaware International Advisers
                                       Ltd.,

                                       Senior Vice President/Treasurer of each fund in the Delaware Investments Family of Funds

                                       Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and Lincoln
                                       National Income Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------


-------------------------------------- -------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*   POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
                                       POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Brian L. Murray, Jr.(1)                Senior Vice President/Compliance Director of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust

                                       Interim Chief Compliance Officer of each fund in the Delaware Investments Family of Funds

                                       Senior Vice President/Compliance Director/Assistant Secretary of Delaware Management
                                       Trust Company

                                       Vice President/Associate General Counsel/Assistant Secretary of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management (each a series of
                                       Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                       Distributors, Inc., Retirement Financial Services, Inc., Delaware Management Business
                                       Trust, Delaware Distributors, L.P., and each fund in the Delaware Investments Family of
                                       Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Ryan K. Brist                          Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Executive Vice President/Managing Director/Co-Head - Fixed Income of Delaware Management
                                       Company, Delaware Investment Advisers and Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of
                                       Funds

                                       Vice President of Lincoln National Income Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Timothy G. Connors                     Senior Vice President/Chief Investment Officer - Value Investing of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust), Delaware Management Holdings, Inc., Delaware Management Business Trust , Lincoln
                                       National Investment Companies, Inc. and each fund in the Delaware Investments Family of
                                       Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Nancy M. Crouse                        Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)  and each fund in the Delaware Investment Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
George E. Deming                       Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Director of Delaware International Advisers Ltd.
-------------------------------------- -------------------------------------------------------------------------------------------
Robert J. DiBraccio                    Senior Vice President/Head of Equity Trading of Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                                       Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
John B. Fields                         Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Trustee of Delaware Management Business Trust
-------------------------------------- -------------------------------------------------------------------------------------------
Jonathan Hatcher                       Senior Vice President/Senior Fixed Income Analyst III of Delaware Management Company,
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Senior High Yield Analyst of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------



-------------------------------------- -------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*   POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
                                       POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------

John A. Heffern                        Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                       Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Carolyn McIntyre(2)                    Senior Vice President/Human Resources of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                       Delaware General Management, Inc., Delaware Management Business Trust and Lincoln
                                       National Investment Companies, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Susan L. Natalini                      Senior Vice President/Global Marketing & Client Services of Delaware Management Company
                                       and Delaware Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Francis X. Morris                      Director - Fundamental Research/Senior Portfolio Manager of Delaware Management Company (a
                                       series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Senior Portfolio Manager of Delaware General Management, Inc.

                                       Vice President/Senior Equity Analyst of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
John J. O'Connor                       Senior Vice President/Investment Accounting of Delaware Management Company (a series of
                                       Delaware Management Business Trust) and Delaware Service Company, Inc.

                                       Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Senior Vice President/Assistant Treasurer of each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Philip R. Perkins(3)                   Senior Vice President/Senior Portfolio Manager of Delaware Management Company and
                                       Delaware Investment Adviser (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Timothy L. Rabe                        Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)  and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Paul M. Ross                           Senior Vice President/Global Marketing & Client Services of Delaware Management Company
                                       and Delaware Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
James L. Shields                       Senior Vice President/Chief Information Officer of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                       Business Trust), Delaware Service Company, Inc., Retirement Financial Services, Inc. and
                                       Delaware Distributors, L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
David Starer(4)                        Senior Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Ward W. Tatge                          Senior Vice President/Director of Fixed Income Research of Delaware Management Company,
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Gary T. Abrams                         Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------



-------------------------------------- -------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*   POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
                                       POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Christopher S. Adams                   Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company (a
                                       series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                       Family of Funds

                                       Vice President/Senior Equity Analyst I of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Renee E. Anderson                      Vice President/Portfolio Manager/Senior Equity Analyst II of Delaware Management Company
                                       (a series of Delaware Management Business Trust) and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Damon J. Andres                        Vice President/Senior Fixed Income Portfolio Manager I of Delaware Management Company (a
                                       series of Delaware Management Business Trust)

                                       Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                       Management Business Trust)

                                       Vice President of Lincoln National Convertible Securities Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Joseph Baxter                          Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Richard E. Biester                     Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Vincent A. Brancaccio                  Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Michael P. Buckley                     Vice President/Portfolio Manager/Director of Municipal Research of Delaware Management
                                       Company and Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust)

                                       Vice President/Portfolio Manager/Senior Municipal Bond Analyst of each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                  Vice President/Client Services of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust), Delaware General
                                       Management, Inc. and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Stephen R. Cianci                      Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
David F. Connor                        Vice President/Deputy General Counsel/Assistant Secretary of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., Delaware Management Company,
                                       Inc., Delaware Service Company, Inc., Delaware Distributors, Inc. Retirement Financial
                                       Services, Inc., Delaware Management Trust Company, Delaware Management Business Trust,
                                       Delaware Distributors, L.P., Lincoln National Investment Companies, Inc., LNC
                                       Administrative Services Corporation and each fund in the Delaware Investments Family of
                                       Funds

                                       Secretary of Lincoln National Convertible Securities Fund, Inc. and Lincoln National
                                       Income Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------



-------------------------------------- -------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*   POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
                                       POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Scott E. Decatur(5)                    Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investment Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Joseph F. DeMichele                    Vice President/High Grade Trading of Delaware Management Company (a series of Delaware
                                       Management Business Trust)

                                       Vice President/Senior High Grade Trading of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Joel A. Ettinger                       Vice President/Taxation of Delaware Management Company, Delaware Investment Advisers,
                                       Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware
                                       Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                       General Management, Inc., Delaware Management Company, Inc., Delaware Service Company,
                                       Inc., Delaware Distributors, Inc. Retirement Financial Services, Inc., Delaware
                                       Management Business Trust, Delaware Distributors, L.P., Lincoln National Investment
                                       Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Phoebe W. Figland                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Joseph Fiorilla                        Vice President/Trading Operations of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Charles E. Fish                        Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Clifford M. Fisher(6)                  Vice President/Senior Bond Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Denise A. Franchetti                   Vice President/Portfolio Manager/Municipal Bond Credit Analyst of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Brian Funk                             Vice President/High Yield Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
James A. Furgele                       Vice President/Investment Accounting of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust), Delaware Service Company,
                                       Inc. and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Brent C. Garrells                      Vice President/ High Yield Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Daniel V. Geatens                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Stuart M. George                       Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Barry Gladstein                        Vice President/Portfolio Analyst of Delaware Management Company and Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Vice President/Equity Analyst of Delaware Capital Management (a series of Delaware
                                       Management Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Paul Grillo                            Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------




-------------------------------------- -------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*   POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
                                       POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Brian T. Hannon                        Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Jonathan Hatcher(7)                    Vice President/Senior High Yield Trader of Delaware Management Company (a series of
                                       Delaware Management Business Trust)

                                       Vice President/Senior High Yield Analysis of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Jeffrey W. Hynoski                     Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Cynthia Isom                           Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Kenneth R. Jackson                     Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Steven T. Lampe                        Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Kevin S. Lee                           Vice President/Assistant Controller of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                       Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management
                                       Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc. Retirement
                                       Financial Services, Inc., Delaware Management Trust Company, Delaware Management Business
                                       Trust, Delaware Distributors, L.P., Lincoln National Investment Companies, Inc., LNC
                                       Administrative Services Corporation and LNC Administrative Services Corporation
-------------------------------------- -------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.               Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Michael S. Morris                      Vice President/Portfolio Manager of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Senior Equity Analyst of each fund in the Delaware Investments Family of
                                       Funds
-------------------------------------- -------------------------------------------------------------------------------------------
John R. Murray                         Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware
                                       Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
David P. O'Connor                      Vice President/Associate General Counsel/Assistant Secretary of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                       Distributors, Inc. Retirement Financial Services, Inc., Delaware Management Business
                                       Trust, Delaware Distributors, L.P., Lincoln National Investment Companies, Inc., LNC
                                       Administrative Services Corporation and each fund in the Delaware Investments Family of
                                       Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Philip O. Obazee(8)                    Vice President/Derivatives Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------


-------------------------------------- -------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*   POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
                                       POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Donald G. Padilla                      Vice President/Equity Analyst II of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Richard Salus                          Vice President/Deputy Controller of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                       Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management
                                       Company, Inc., Lincoln National Investment Companies, Inc., LNC Administrative Services
                                       Corporation and LNC Administrative Services Corporation

                                       Vice President/Assistant Controller of Delaware Service Company, Inc., Delaware
                                       Distributors, Inc., Retirement Financial Services, Inc., Delaware Management Trust
                                       Company, Delaware Management Business Trust and Delaware Distributors, L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
Kevin C. Schildt                       Vice President/Senior Municipal Credit Analyst of Delaware Management Company and
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Senior Research Analyst of each fund in the Delaware Investments Family of
                                       Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Richard D. Seidel                      Vice President/Assistant Controller/Manager - Payroll of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware
                                       Management Business Trust), Delaware Investments, U.S., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Delaware Distributors, Inc., Retirement
                                       Financial Services, Inc., Delaware Management Business Trust, Lincoln Investment
                                       Companies, Inc. and LNC Administrative Services Corporation

                                       Vice President/Assistant Treasurer of Delaware Capital Management (a series of Delaware
                                       Management Business Trust), Delaware Management Holdings, Inc., DHM Corp., Delaware
                                       Service Company, Inc. and Delaware Distributors, L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
Brenda L. Sprigman                     Vice President/Business Manager - Fixed Income of Delaware Management Company and
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Matthew J. Stephens                    Vice President/Senior High Grade Analyst of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Michael T. Taggart                     Vice President/Facilities & Administrative Services of Delaware Management Company,
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust),
                                       Delaware Service Company, Inc., Delaware Distributors, Inc. and Delaware Distributors,
                                       L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
Matthew Todorow(9)                     Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Lori P. Wachs                          Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Laura Wagner                           Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Chris Welker                           Vice President/Senior High Grade Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
James J. Wright                        Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) ASSOCIATE CORPORATE COUNSEL, Franklin Templeton Investments, 1998-2002.
(2) HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.
(3) MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.
(4) SENIOR QUANTITATIVE ANALYST, Jacobs Levy Equity Management, 1996-2001.
(5) QUANTITATIVE INVESTMENT PROFESSIONAL, Grantham, Mayo, VanOtterloo & Co., 1997-2002.
(6) VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002.
(7) SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002.
(8) VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, 1998-2001.
(9) EXECUTIVE DIRECTOR/PORTFOLIO MANAGER, Morgan Stanley Investment Management, 1994-2003.
--------------------------------------------------------------------------------

               Information regarding the directors and officers of Mondrian Investment Partners Ltd. ("Mondrian") and the positions held with the Registrant during the past two years is provided below. Unless noted, the principal business address of Mondrian is Third Floor, 80 Cheapside, London, England EC2V 6EE.


-------------------------------------- --------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES WITH MONDRIAN  AND ITS AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-------------------------------------- --------------------------------------------------------------------------------------------
David G. Tilles                        Chief Executive Officer, Managing Director, Chief Investment Officer and Director of
                                       Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Elizabeth A. Desmond                   Regional Research Director and Director of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
John Emberson                          Chief Operating Officer, Finance Director, Company Secretary and Director of Mondrian
                                       Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Clive A. Gillmore                      Deputy Managing Director and Director of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
John Kirk                              Director of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Nigel G. May                           Regional Research Director and Director of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Christopher A. Moth                    Chief Investment Officer - Global Fixed Income & Currencies of Mondrian Investment
                                       Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Hamish O. Parker                       Director of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Robert Akester                         Senior Portfolio Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Fiona A. Barwick                       Senior Portfolio Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Joanna Bates                           Senior Portfolio Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Ormala Krishnan                        Senior Portfolio Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------


-------------------------------------- --------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES WITH MONDRIAN  AND ITS AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-------------------------------------- --------------------------------------------------------------------------------------------
Emma R. E. Lewis                       Senior Portfolio Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Hywel W. Morgan                        Chief Economist and Senior Portfolio Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Hugh A. Serjeant                       Senior Investment Research Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
James S. Beveridge                     Senior Trading Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Len Johnson                            Senior Vice President/Client Services of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Brendan Baker                          Economist/Senior Research Analyst of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Nigel A. Bliss                         Portfolio Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Richard J. Ginty                       Portfolio Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Dinash Lakhani                         Senior Research Analyst of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Ginny Y. Lee                           Portfolio Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Russell J. Mackie                      Portfolio Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Andrew Miller                          Portfolio Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Bilgin Soylu                           Senior Research Analyst of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
David J. Wakefield                     Economist/Senior Research Analyst of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Jason R. Andrews                       Investment Administration Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
John L. Barrett                        Head of Compliance / MLRO of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Paul J. Fournel                        I.T. Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Rufus A. Gilday                        Trader - Fixed Income of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Sarah L. Griffiths                     Personnel/Premises Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Brian Heywood                          Implementation Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Jennifer E. Phimister                  Manager, Client Services of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Adrian L. Rowe                         Finance Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Warren D. Shirvell                     Operations Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Arthur van Hoogstraten                 I.T. Programme Manager of Mondrian Investment Partners Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------

* Business address is 2005 Market Street, Philadelphia, PA 19103-7094.

Item 26. Principal Underwriters.

                  (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

------------------------------------------ ------------------------------------------ ------------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS          POSITIONS & OFFICES WITH UNDERWRITER       POSITIONS & OFFICES WITH REGISTRANT
------------------------------------------ ------------------------------------------ ------------------------------------------
Delaware Distributors, Inc.                General Partner                            None
------------------------------------------ ------------------------------------------ ------------------------------------------
Delaware Capital Management                Limited Partner                            None
------------------------------------------ ------------------------------------------ ------------------------------------------
Delaware Investment Advisers               Limited Partner                            None
------------------------------------------ ------------------------------------------ ------------------------------------------
Jude T. Driscoll                           President/Chief Executive Officer          Chairman/President/Chief Executive
                                                                                      Officer
------------------------------------------ ------------------------------------------ ------------------------------------------
Joseph H. Hastings                         Executive Vice President                   Executive Vice President/Chief Financial
                                                                                      Officer
------------------------------------------ ------------------------------------------ ------------------------------------------
Joanne O. Hutcheson                        Executive Vice President                   None
------------------------------------------ ------------------------------------------ ------------------------------------------
Diane M. Anderson                          Senior Vice President/Retirement           None
                                           Operations
------------------------------------------ ------------------------------------------ ------------------------------------------
Douglas L. Anderson                        Senior Vice President/Operations           None
------------------------------------------ ------------------------------------------ ------------------------------------------
Michael P. Bishof                          Senior Vice President/Investment           Senior Vice President/Treasurer
                                           Accounting
------------------------------------------ ------------------------------------------ ------------------------------------------
BRIAN L. MURRAY, JR.                       Vice President Interim Compliance Director Senior Vice President/compliance Director
------------------------------------------ ------------------------------------------ ------------------------------------------
Kevin J. Lucey                             Senior Vice President/Chief of Sales,      None
                                           Client Services & Marketing
------------------------------------------ ------------------------------------------ ------------------------------------------
Richelle S. Maestro                        Senior Vice President/General Counsel/     Executive Vice President/General
                                           Secretary                                  Counsel/ Secretary (Chief Legal Officer)
------------------------------------------ ------------------------------------------ ------------------------------------------
Thomas M. McConnell                        Senior Vice President/Senior 529 Plans     None
                                           Product Manager
------------------------------------------ ------------------------------------------ ------------------------------------------
James L. Shields                           Senior Vice President/Chief Information    None
                                           Officer
------------------------------------------ ------------------------------------------ ------------------------------------------
Daniel H. Carlson                          Vice President/Marketing Services          None
------------------------------------------ ------------------------------------------ ------------------------------------------
Elisa C. Colkitt                           Vice President/Broker Dealer Operations    None
                                           & Service Support
------------------------------------------ ------------------------------------------ ------------------------------------------
David F. Connor                            Vice President/Deputy General              Vice President/Deputy General
                                           Counsel/Assistant Secretary                Counsel/Assistant Secretary
------------------------------------------ ------------------------------------------ ------------------------------------------
Joel A. Ettinger                           Vice President/Taxation                    Vice President/Taxation
------------------------------------------ ------------------------------------------ ------------------------------------------
Susan T. Friestedt                         Vice President/Retirement Services         None
------------------------------------------ ------------------------------------------ ------------------------------------------
Edward M. Grant                            Vice President/Defined Contribution        None
                                           Sales Manager
------------------------------------------ ------------------------------------------ ------------------------------------------
Jeffrey M. Kellogg                         Vice President/Senior Product              None
                                           Manager/Communications Manager
------------------------------------------ ------------------------------------------ ------------------------------------------
Kevin S. Lee                               Vice President/Assistant Controller        None
------------------------------------------ ------------------------------------------ ------------------------------------------
Patricia McWilliams                        Vice President/Client Services             None
------------------------------------------ ------------------------------------------ ------------------------------------------
David P. O'Connor                          Vice President/Associate General           Vice President/Associate General
                                           Counsel/Assistant Secretary                Counsel/Assistant Secretary
------------------------------------------ ------------------------------------------ ------------------------------------------
Robinder Pal                               Vice President/Senior Retail e-Business/   None
                                           Production Services Manager
------------------------------------------ ------------------------------------------ ------------------------------------------
Richard  Salus                             Vice President/Deputy Controller           None
------------------------------------------ ------------------------------------------ ------------------------------------------
Richard D. Seidel                          Vice President/Assistant Controller        None
------------------------------------------ ------------------------------------------ ------------------------------------------
Michael T. Taggart                         Vice President/Facilities &                None
                                           Administrative Services
------------------------------------------ ------------------------------------------ ------------------------------------------

                  (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

--------------------------------------------- ------------------------------------------ -----------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS           POSITIONS & OFFICES WITH LFD               POSITIONS & OFFICES WITH REGISTRANT
--------------------------------------------- ------------------------------------------ -----------------------------------------
Westley V. Thompson                           President/Chief Executive Officer and      None
                                              Director
--------------------------------------------- ------------------------------------------ -----------------------------------------
David M. Kittredge                            Senior Vice President/Chief Operating      None
                                              Officer and Director
--------------------------------------------- ------------------------------------------ -----------------------------------------
Margaret Skinner                              Senior Vice President                      None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Frederick J. Crawford(1)                      Vice President/Treasurer                   None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Patrick Caufield(2)                           Vice President/Chief Compliance Officer    None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Keith J. Ryan(3)                              Financial Officer                          None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Cynthia A. Rose(3)                            Secretary                                  None
----------------------------------------------------------------------------------------------------------------------------------

(1) 1500 Market Street, Philadelphia, PA 19103.
(2) 350 Church Street, Hartford, CT 06103
(3) 1300 Clinton Street, Fort Wayne, IN 46802
--------------------------------------------------------------------------------

                  (c)      Not Applicable.



Item 27.       Location of Accounts and Records.

               All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-7094.

Item 28.       Management Services.  None.

Item 29.       Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 29th day of September, 2004.

                                           DELAWARE GROUP INCOME FUNDS


                                           By.       Jude T. Driscoll
                                               -------------------------------
                                                     Jude T. Driscoll
                                                         Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                 Signature                                           Title                                       Date
                 ---------                                           -----                                       ----

Jude T. Driscoll                               President/Chief Executive Officer (Principal             September 29, 2004
--------------------------                     Executive Officer) and Trustee
Jude T. Driscoll


                         *                     Trustee                                                  September 29, 2004
--------------------------
Walter P. Babich


                         *                     Trustee                                                  September 29, 2004
--------------------------
John H. Durham


                         *                     Trustee                                                  September 29, 2004
--------------------------
John A. Fry


                         *                     Trustee                                                  September 29, 2004
--------------------------
Anthony D. Knerr


                         *                     Trustee                                                  September 29, 2004
--------------------------
Ann R. Leven


                         *                     Trustee                                                  September 29, 2004
--------------------------
Thomas F. Madison


                         *                     Trustee                                                  September 29, 2004
--------------------------
Janet L. Yeomans


                         *                     Executive Vice President/Chief Financial Officer         September 29, 2004
--------------------------                     (Principal Accounting Officer)
Joseph H. Hastings


                     * By:     Jude T. Driscoll
                           --------------------------
                               Jude T. Driscoll
                             as Attorney-in-Fact for
                          each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A

















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.           Exhibit
-----------           -------

EX-99.B               Form of Amended and Restated By-Laws (August 19, 2004)

EX-99.E1iii           Executed Second Amended and Restated Financial
                      Intermediary Distribution Agreement (August 21, 2003) between Delaware Distributors, L.P. and Lincoln Financial
                      Distributors, Inc. on behalf of the Registrant

EX-99.E5              Bank/Trust Agreement (August 2004)

EX-99.H2i             Form of Amendment No. 29 (December 1, 2004) to Delaware
                      Group of Funds Fund Accounting Agreement

EX-99.J               Report and Consent of Auditors

EX-99.P1              Code of Ethics for the Delaware Investments Family of
                      Funds

EX-99-P2 Codes of Ethics for Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.

EX-99.P3              Code of Ethics for Lincoln Financial Distributors, Inc.